EXHIBIT 99.1


[Bear Stearns Logo]          August 13, 2003             [Merrill Lynch Logo]


                                CMBS New Issue
                             Collateral Term Sheet
                               ---------------
                                 $986,794,000
                                 (Approximate)

               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2

                               ---------------

                   Prudential Mortgage Capital Funding, LLC
                    Bear Stearns Commercial Mortgage, Inc.
                    Wells Fargo Bank, National Association
                           as Mortgage Loan Sellers

                               ---------------

                                                                                                             Assumed
                                    Initial                                                    Principal      Final
                  Approx. Size   Pass-Through       Ratings       Subordination   WAL           Window     Distribution
      Class          (Face)          Rate         (S&P/Fitch)         Levels      (yrs.)(1)    (mo.) (1)     Date(1)
   ------------- --------------- -------------- ----------------- --------------- ----------- ------------ -------------
       A-1        $309,500,000       [ ]%           AAA/AAA          13.500 %        5.70        1-108      9/11/2012
       A-2        $613,286,000       [ ]%           AAA/AAA          13.500 %        9.82       108-120     9/11/2013
        B         $26,670,000        [ ]%            AA/AA           11.000%        10.02       120-120     9/11/2013
        C         $28,004,000        [ ]%             A/A             8.375%        10.02       120-120     9/11/2013
        D          $9,334,000        [ ]%            A-/A-            7.500%        10.20       120-127     4/11/2014

(1) Based on the structuring assumptions, assuming 0% CPR, described in the Prospectus Supplement.



Bear, Stearns & Co. Inc.                                   Merrill Lynch & Co.
Co-Lead and Joint Bookrunning Manager     Co-Lead and Joint Bookrunning Manager

                      Wells Fargo Brokerage Services, LLC
                                  Co-Manager


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2

Transaction Features

>>   Sellers:


                                                      No. of       Cut-off Date     % of
                         Sellers                       Loans       Balance ($)        Pool
      ----------------------------------------------- --------- ------------------- ---------
      Prudential Mortgage Capital Funding, LLC           47         $443,925,265      41.6%
      Bear Stearns Commercial Mortgage, Inc.             35          442,826,868      41.5%
      Wells Fargo Bank, National Association             18          180,053,190      16.9%
      ----------------------------------------------- --------- ------------------- ---------
      Total:                                            100       $1,066,805,323       100%
      ----------------------------------------------- --------- ------------------- ---------

>>   Loan Pool:
     o    Average Cut-off Date Balance: $10,668,053
     o    Largest Mortgage Loan by Cut-off Date Balance: $99,566,288
     o Five largest and ten largest loans: 27.1% and 41.4% of pool, respectively

>>   Credit Statistics:
     o    Weighted average underwritten debt service coverage ratio of 1.77x
     o Weighted average cut-off date loan-to-value ratio of 63.23%; weighted average balloon loan-to-value ratio of 47.78%

>>   Property Types:

                               [OBJECT OMITTED]

>>   Call Protection:
     o 79.75% of the pool (80 loans) has a lockout period ranging from 24 to 48 payments from origination, then defeasance provisions.
     o 18.51% of the pool (15 loans) has a lockout period ranging from 23 to 49 payments from origination, then yield maintenance.
     o 1.75% of the pool (5 loans) has a lockout period of 35 payments or more from origination, then either yield maintenance or defeasance.

>> Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2

Offered Certificates



                 Initial                                             Average      Principal      Assumed Final       Initial
              Certificate       Subordination         Ratings         Life          Window       Distribution     Pass-Through
  Class        Balance(1)           Levels          (S&P/Fitch)     (yrs.)(2)      (mo.)(2)         Date(2)          Rate(3)
---------- ------------------- ----------------- ------------------ ----------- --------------- ---------------- ----------------
A-1           $309,500,000         13.500%           AAA / AAA         5.70         1-108          9/11/2012          [ ]%
A-2           $613,286,000         13.500%           AAA / AAA         9.82        108-120         9/11/2013          [ ]%
B              $26,670,000         11.000%            AA / AA         10.02        120-120         9/11/2013          [ ]%
C              $28,004,000          8.375%             A / A          10.02        120-120         9/11/2013          [ ]%
D               $9,334,000          7.500%            A- / A-          10.20       120-127         4/11/2014          [ ]%


Private Certificates (4)
---------- ------------------- ----------------- ------------------ ----------- --------------- ---------------- ----------------


                                                                                 Principal /
                 Initial                                             Average       Notional      Assumed Final       Initial
              Certificate       Subordination         Ratings         Life         Window (mo.)    Distribution    Pass-Through
  Class      Balance(1) (5)         Levels          (S&P/Fitch)     (yrs.)(2)        (2)            Date(2)            Rate(3)
---------- ------------------- ----------------- ------------------ ----------- --------------- ---------------- ----------------
X-1         $1,066,805,323         n/a               AAA/ AAA           ----            ----         ----             [ ]%
X-2         $1,026,990,000         n/a               AAA / AAA          ----            ----         ----             [ ]%
E              $12,000,000          6.375%          BBB+/ BBB+         11.06         127-139       4/11/2015          [ ]%
F              $10,670,000          5.375%           BBB / BBB         12.17         139-152       5/11/2016          [ ]%
G               $9,335,000          4.500%          BBB- / BBB-        13.16         152-163       4/11/2017          [ ]%
H              $13,335,000          3.250%           BB+ / BB+         14.21         163-177       6/11/2018          [ ]%
J               $5,334,000          2.750%            BB / BB          14.91         177-180       9/11/2018          [ ]%
K               $5,334,000          2.250%           BB- / BB-         15.22         180-186       3/11/2019          [ ]%
L               $4,000,000          1.875%            B+ / B+          15.78         186-192       9/11/2019          [ ]%
M               $5,334,000          1.375%             B / B           16.33         192-199       4/11/2020          [ ]%
N               $2,667,000          1.125%            B- / B-          16.79         199-203       8/11/2020          [ ]%
P              $12,002,323          --                NR / NR          17.58         203-218      11/11/2021          [ ]%


Notes:         (1)  Subject to a permitted variance of plus or minus 5%.

               (2) Based on the structuring assumptions, assuming 0% CPR, described in the Prospectus Supplement.

               (3) The Class A-1, A-2, B, C, D, E, F, G, H, J, K, L, M, N and P Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate.

               (4)  Certificates to be offered privately pursuant to Rule
                    144A.

               (5) The Class X-1 Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2

I.  Issue Characteristics

Issue Type:                       Public: Classes A-1, A-2, B, C and D (the
                                  "Offered Certificates"). Private (Rule
                                  144A): Classes X-1, X-2, E, F, G, H, J, K,
                                  L, M, N and P.


Securities Offered:               $986,794,000 monthly pay, multi-class,
                                  sequential pay commercial mortgage REMIC
                                  Pass-Through Certificates, including five principal and interest classes (Classes
                                  A-1, A-2, B, C and D) ("Offered
                                  Certificates").


Sellers: Prudential Mortgage Capital Funding, LLC ("PMCF"); Bear Stearns Commercial Mortgage, Inc. ("BSCMI"); Wells Fargo Bank, National Association ("WFB")


Co-lead Bookrunning Managers:     Bear, Stearns & Co. Inc. and Merrill
                                  Lynch, Pierce, Fenner & Smith Incorporated


Co-Manager:                       Wells Fargo Brokerage Services, LLC


Master Servicers:                 Prudential Asset Resources, Inc. (with
                                  respect to the mortgage loans sold by
                                  PMCF) Wells Fargo Bank, National
                                  Association (with respect to the loans
                                  sold by BSCMI and WFB)


Special Servicers:                GMAC Commercial Mortgage Corporation,
                                  except for the 3 Times Square Loan, which will be specially serviced by Prudential
                                  Asset Resources, Inc.


Certificate Administrator:        Wells Fargo Bank Minnesota, National
                                  Association


Trustee:                          LaSalle Bank National Association


Fiscal Agent:                     ABN AMRO Bank N.V.


Cut-Off Date:                     September 1, 2003.(1)


Expected Closing Date:            On or about September 4, 2003.


Distribution Dates:               The 11th of each month, commencing in
                                  October 2003 (or if the 11th is not a
                                  business day, the next succeeding business
                                  day).


Minimum Denominations:            $25,000 for the Class A-1 and A-2
                                  certificates, $100,000 for other Offered
                                  Certificates, and in multiples of $1
                                  thereafter.


Delivery:                         DTC, Euroclear and Clearstream.


ERISA/SMMEA Status:               Classes A-1, A-2, B, C and D are
                                  expected to be ERISA eligible. No Class of Certificates is SMMEA eligible.


Rating Agencies:                  The Offered Certificates will be rated by
                                  Standard & Poor's Rating Services and
                                  Fitch, Inc.


Risk Factors:                     THE CERTIFICATES INVOLVE CERTAIN RISKS AND
                                  MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE
                                  THE "RISK FACTORS" SECTION OF THE
                                  PROSPECTUS SUPPLEMENT AND THE "RISK
                                  FACTORS" SECTION OF THE PROSPECTUS.

(1) The Cut-Off Date is September 1, 2003 with respect to all mortgage loans except for 3 Times Square which will have a Cut-Off Date of August 15, 2003 and Plaza America III & IV which will have a cut-off date of September 8, 2003.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2





II. Structure Characteristics

The Class A-1, A-2, B, C, D, E, F, G, H, J, K, L, M, N and P will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.






IO Structure:

[Graphic Omitted]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2


Class X-1 and X-2 Notional Balances:

The Notional Amount of the Class X-1 Certificates will be equal to the aggregate of the Certificate Balances of the classes of Principal Balance Certificates outstanding from time to time. The Notional Amount of the Class X-2 Certificates will equal:

     o during the period from the Closing Date through and including the Distribution Date occurring in September 2004, the sum of (a) the lesser of [$293,688,000] and the Certificate Balance of the Class A-1 Certificates outstanding from time to time and (b) the aggregate of the Certificate Balances of the Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, and Class K Certificates outstanding from time to time;

     o during the period following the Distribution Date occurring in September 2004 through and including the Distribution Date occurring in September 2005, the sum of (a) the lesser of [$236,701,000] and the Certificate Balance of the Class A-1 Certificates outstanding from time to time and (b) the aggregate of the Certificate Balances of the Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, and Class K Certificates outstanding from time to time.

     o during the period following the Distribution Date occurring in September 2005 through and including the Distribution Date occurring in September 2006, the sum of (a) the lesser of [$179,262,000] and the Certificate Balance of the Class A-1 Certificates outstanding from time to time and (b) the aggregate of the Certificate Balances of the Class A-2, Class B, Class C, Class D, Class E, Class F, and Class G Certificates outstanding from time to time and (c) the lesser of [$12,190,000] and the Certificate Balance of the Class H Certificates outstanding from time to time;

     o during the period following the Distribution Date occurring in September 2006 through and including the Distribution Date occurring in September 2007, the sum of (a) the lesser of [$124,775,000] and the Certificate Balance of the Class A-1 Certificates outstanding from time to time, (b) the aggregate of the Certificate Balances of the Class A-2, Class B, Class C, Class D, Class E, and Class F Certificates outstanding from time to time and (c) the lesser of [$4,863,000] and the Certificate Balance of the Class G Certificates outstanding from time to time;

     o during the period following the Distribution Date occurring in September 2007 through and including the Distribution Date occurring in September 2008, the sum of (a) the lesser of [$70,457,000] and the Certificate Balance of the Class A-1 Certificates outstanding from time to time, (b) the aggregate of the Certificate Balances of the Class A-2, Class B, Class C, Class D, and Class E Certificates outstanding from time to time and (c) the lesser of [$158,000] and the Certificate Balance of the Class F Certificates outstanding from time to time;

     o during the period following the Distribution Date occurring in September 2008 through and including the Distribution Date occurring in September 2009, the sum of (a) the lesser of [$21,805,000] and the Certificate Balance of the Class A-1Certificates outstanding from time to time, (b) the Certificate Balance of the Class A-2, Class B, and Class C Certificates outstanding from time to time and
          (c) the lesser of [$7,376,000] and the Certificate Balance of the Class D Certificates outstanding from time to time;

     o during the period following the Distribution Date occurring in September 2009 through and including the Distribution Date occurring in September 2010, the sum of (a) the lesser of [$527,506,000] and the Certificate Balance of the Class A-2 Certificates outstanding from time to time, (b) the Certificate Balance of the Class B Certificates outstanding from time to time and (c) the lesser of [$22,583,000] and the Certificate Balance of the Class C Certificates outstanding from time to time

     o during the period following the Distribution Date occurring in September 2010 through and including the Distribution Date occurring in September 2011, the sum of (a) the lesser of [$486,571,000] and the Certificate Balance of the Class A-2 Certificates outstanding from time to time and (b) the Certificate Balance of the Class B Certificates outstanding from time to time and (c) the lesser of [$11,788,000] and the Certificate Balance of the Class C Certificates outstanding from time to time; and

     o    following the Distribution Date occurring in September 2011, $0.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2


III. Collateral Characteristics


Cut-off Date Balance ($)
----------------------------------------------------------------------------
                                 No. of     Aggregate
                               Mortgage   Cut-off Date         % of
                                  Loans    Balance ($)         Pool
----------------------------------------------------------------------------
    895,941 - 999,999               1           895,941               0.08
  1,000,000 - 1,999,999             5         7,829,982               0.73
  2,000,000 - 3,999,999            30        91,461,593               8.57
  4,000,000 - 5,999,999            14        70,006,822               6.56
  6,000,000 - 7,999,999            16       114,030,887              10.69
  8,000,000 - 9,999,999             8        71,485,174               6.70
 10,000,000 - 11,999,999            3        32,755,659               3.07
 12,000,000 - 13,999,999            1        12,462,081               1.17
 14,000,000 - 15,999,999            3        45,172,003               4.23
 16,000,000 - 17,999,999            2        32,764,362               3.07
 18,000,000 - 19,999,999            3        57,426,240               5.38
 20,000,000 - 29,999,999            6       146,458,036              13.73
 30,000,000 - 99,566,288            8       384,056,542              36.00
-----------------------------------------------------------------------------
Total:                            100     1,066,805,323             100.00
-----------------------------------------------------------------------------

Min: $895,941 Max: $99,566,288       Average: $10,668,053
-----------------------------------------------------------------------------



State
----------------------------------------------------------------------------
                                 No. of     Aggregate
                               Mortgaged  Cut-off Date           % of
                               Properties  Balance ($)           Pool
----------------------------------------------------------------------------
California                          25     195,859,499             18.36
-----------------------------------
       Southern California          15     149,071,649             13.97
       Northern California          10      46,787,850              4.39
Virginia                             8     154,990,139             14.53
New York                            10     154,510,021             14.48
North Carolina                       5      66,471,776              6.23
Georgia                              5      63,753,844              5.98
Texas                               17      60,835,405              5.70
Colorado                             4      58,042,037              5.44
Michigan                             4      42,388,440              3.97
Florida                              7      35,837,656              3.36
Massachusetts                        4      33,934,444              3.18
Other                               54     200,182,062             18.76
-----------------------------------------------------------------------------
 Total:                            143   1,066,805,323            100.00
-----------------------------------------------------------------------------



Property Type
--------------------------------------------------------------------
                             No. of            Aggregate
                            Mortgaged       Cut-off Date     % of
                            Properties       Balance ($)     Pool
--------------------------------------------------------------------
Office                        19             375,456,525     35.19
Retail                        51             372,543,015     34.92
Multifamily                   23             122,839,768     11.51
Industrial                    39             109,279,671     10.24
Hospitality                    3              39,501,759      3.70
Self-Storage                   6              24,546,405      2.30
Manufactured Housing           2              22,638,181      2.12
--------------------------------------------------------------------
Total:                       143           1,066,805,323     100.00
--------------------------------------------------------------------




Mortgage Rate (%)
-------------------------------------------------------------------
                            No. of      Aggregate
                           Mortgage    Cut-off Date         % of
                             Loans     Balance ($)          Pool
-------------------------------------------------------------------
     4.2700% - 4.4499%         1            29,350,000      2.75
     4.4500% - 4.7499%         2            64,000,000      6.00
     4.7500% - 4.9999%         6            47,302,160      4.43
     5.0000% - 5.2499%         8            75,364,093      7.06
     5.2500% - 5.4999%        17           187,746,327     17.60
     5.5000% - 5.7499%        24           225,071,980     21.10
     5.7500% - 5.9999%        21           138,520,464     12.98
     6.0000% - 6.2499%        12            97,268,787      9.12
     6.2500% - 6.4999%         6            91,321,794      8.56
     6.5000% - 7.2499%         1             9,705,051      0.91
     7.2500% - 7.4999%         1            99,566,288      9.33
     7.5000% - 7.9300%         1             1,588,379      0.15
-------------------------------------------------------------------
Total:                       100         1,066,805,323    100.00
-------------------------------------------------------------------
 Min: 4.2700  Max: 7.9300    Wtd Avg: 5.7369
-------------------------------------------------------------------


Original Term to Stated Maturity (mos)
-------------------------------------------------------------------
                            No. of      Aggregate
                           Mortgage    Cut-off Date         % of
                             Loans     Balance ($)          Pool
-------------------------------------------------------------------
60                             1              3,891,438     0.36
61 - 84                        7             90,761,082     8.51
85 - 120                      83            824,390,470     77.28
121 - 220                      9            147,762,334     13.85
-------------------------------------------------------------------
Total:                       100          1,066,805,323    100.00
-------------------------------------------------------------------
 Min: 60      Max: 220       Wtd Avg: 128
-------------------------------------------------------------------




Remaining Term to Stated Maturity (mos)
------------------------------------------------------------------
                         No. of        Aggregate
                         Mortgage   Cut-off Date          % of
                          Loans      Balance ($)         Pool
------------------------------------------------------------------
58 - 60                     1          3,891,438         0.36
61 - 84                     7         90,761,082         8.51
85 - 120                   83        824,390,470         77.28
121 - 218                   9        147,762,334         13.85
------------------------------------------------------------------
 Total:                   100      1,066,805,323         100.00
------------------------------------------------------------------
 Min: 58      Max: 218       Wtd Avg: 126
------------------------------------------------------------------






Cut-off Date Loan-to-Value Ratio (%)
------------------------------------------------------------------
                            No. of         Aggregate
                            Mortgage       Cut-off Date    % of
                              Loans        Balance ($)     Pool
------------------------------------------------------------------
       37.61 - 40.00           2           106,558,709     9.99
       40.01 - 50.00           9           100,633,473     9.43
       50.01 - 55.00          11           162,594,603    15.24
       55.01 - 60.00           4            14,664,944     1.37
       60.01 - 65.00          10            42,244,768     3.96
       65.01 - 70.00          18           182,255,047    17.08
       70.01 - 75.00          25           302,346,879    28.34
       75.01 - 79.93          21           155,506,901    14.58
------------------------------------------------------------------
Total:                       100         1,066,805,323    100.00
------------------------------------------------------------------
 Min:  37.61  Max: 79.93  Wtd Avg: 63.23
------------------------------------------------------------------





Loan-to-Value Ratio at Maturity (%)
------------------------------------------------------------------
                             No. of          Aggregate
                           Mortgage       Cut-off Date     % of
                              Loans        Balance ($)     Pool
------------------------------------------------------------------
       00.20 - 20.00           7           159,614,948    14.96
       20.01 - 30.00           1             5,787,486     0.54
       30.01 - 40.00           7            30,343,741     2.84
       40.01 - 45.00           6            78,313,805     7.34
       45.01 - 50.00           9            72,599,117     6.81
       50.01 - 55.00          15           186,564,479    17.49
       55.01 - 60.00          20           181,786,521    17.04
       60.01 - 65.00          19           221,644,116    20.78
       65.01 - 70.00          15           121,598,836    11.40
       70.01 - 71.94           1             8,552,275     0.80
------------------------------------------------------------------
Total:                       100         1,066,805,323    100.00
------------------------------------------------------------------
 Min: 0.20    Max: 71.94  Wtd Avg: 47.78
------------------------------------------------------------------




Debt Service Coverage Ratios (x)
------------------------------------------------------------------
                             No. of          Aggregate
                           Mortgage       Cut-off Date    %  of
                              Loans        Balance ($)     Pool
------------------------------------------------------------------
       1.020 - 1.249           3            29,227,238     2.74
       1.250 - 1.299           1            42,464,449     3.98
       1.300 - 1.349           3            25,989,038     2.44
       1.350 - 1.399           4           100,172,721     9.39
       1.400 - 1.449          12            87,771,302     8.23
       1.450 - 1.499          10            58,373,794     5.47
       1.500 - 1.549           9            59,932,109     5.62
       1.550 - 1.599          17           164,856,270    15.45
       1.600 - 1.649          10            68,215,811     6.39
       1.650 - 1.699           4            39,561,539     3.71
       1.700 - 1.749           6            97,657,675     9.15
       1.750 - 1.799           1             5,925,033     0.50
       1.800 - 3.170          20           287,288,345    26.93
------------------------------------------------------------------
Total:                       100         1,066,805,323   100.00
------------------------------------------------------------------
 Min: 1.020   Max: 3.170    Wtd Avg: 1.766
------------------------------------------------------------------



     All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the cut-off date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and Remaining Term to Stated Maturity tables are based on the anticipated repayment dates for mortgage loans with anticipated repayment dates. Sum of Columns may not match "Total" due to rounding.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2


        IV.      Large Loan Description

                       Ten Largest Loans



                                                                                              Cut-off Date   % of        Units/
  No.                Property Name                   City            State    Property Type      Balance      Pool        SF
  1.    3 Times Square 1 (1)                         New York         NY        Office         99,566,288      9.3%     883,405
  2.    Jefferson Plaza I and II                     Arlington        VA        Office         62,939,186      5.9%     516,905
  3.    Barrett Pavilion (2)                         Kennesaw         GA        Retail         44,000,000      4.1%     461,255
  4.    Plaza America Office Towers III and IV (3)   Reston           VA        Office         42,464,449      4.0%     473,161
  5.    North Crescent Plaza                         Beverly Hills    CA        Office         39,692,392      3.7%     122,496
  6.    Carmel Mountain Ranch Shopping Center (4)    San Diego        CA        Retail         35,394,227      3.3%     440,228
  7.    Alexandria Portfolio                         Various          MD      Industrial       30,000,000      2.8%     282,373
  8.    Greeley Mall                                 Greeley          CO        Retail         30,000,000      2.8%     478,382
  9.    Westside Centre                              Huntsville       AL        Retail         29,350,000      2.8%     490,784
 10.    First Union Plaza                            Durham           NC        Office         27,918,070      2.6%     235,979
------- -------------------------------------------- -------------- ------- ---------------- --------------- --------- -----------
                Total/Weighted Average                                                        $441,324,612    41.4%



        Loan per    U/W       Date       Balloon
  No.   Unit/SF     DSCR       LTV         LTV
  1.     191.60     2.35x      37.6%       0.2%
  2.     121.76     1.70x      52.9%       44.2%
  3.      95.39     2.82x      55.0%       55.0%
  4.     179.49     1.29x      73.6%       62.5%
  5.     324.03     1.43x      72.2%       57.1%
  6.     160.80     1.38x      73.7%       62.0%
  7.     106.24     1.37x      68.2%       58.5%
  8.      62.71     1.57x      69.0%       53.9%
  9.      59.80     3.08x      48.6%       48.6%
 10.     118.31     1.55x      73.5%       61.9%
------- ---------- -------- ------------ ----------
                    1.92x      58.2%       42.7%


(1) Balance/Unit, DSCR, and LTV are based of the pooled and non -pooled trust balances totaling $170,000,000.
(2)  LTV for Barrett Pavilion is based on stabilized value as of 08/01/2003.
(3) Balance/Unit, DSCR, and LTV are based of the pooled and non-pooled balances totaling $85,000,000.
(4) The LTV is based on the stabilized appraised value as of 06/05/03.Balance/Unit, DSCR, and LTV are based of the pooled and non-pooled balances totaling $71,000,000.




This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2



                                            Mortgage Loan No. 1 -- 3 Times Square
----------------------------------------------------------------------------------------------------------------------------------
                        Loan Information                                                  Property Information
----------------------------------------------------------------------------------------------------------------------------------
Mortgage Loan Seller:            PMCF                                  Shadow Rating: (4)       AAA
Original Balance: (1)            $100,000,000                          Single Asset/Portfolio:  Single Asset
Cut-off Date Balance: (1)        $99,566,288                           Property Type:           Office
First Payment Date:              07/15/2003                            Property Sub-type:       Office w/Retail
Interest Rate:                   7.3800%                               Location:                New York, NY
Amortization Term: (2)           220 months                            Year Built/Renovated:    2001/NAP
ARD:                             No                                    Occupancy Rate: (5)      98.8%
Anticipated Repayment Date:      NAP                                   Square Footage:          883,405
Maturity Date:                   10/14/2021
Expected Maturity Balance:       $535,672                              The Collateral:          30-story Class A office building
                                                                                                with retail
Sponsor(s):                      Rudin Times Square Associates,        Ownership Interest:      Leasehold
                                 et.al.
Interest Calculation:            30/360
Call Protection:                 60-payment lockout from date of
                                 origination, with U.S. Treasury
                                 defeasance for the following
                                 159 payments, and open to             Major Tenants
                                 prepayment without premium            -------------
                                 thereafter until loan maturity.                                                         Lease
                                                                                                                         -----
                                                                                                  % NRA     Rent PSF   Expiration
                                                                                                  -----     --------   ----------
                                                                       Reuters (6)                79.4%      $35.50
                                                                                                                        11/18/21
                                                                       Bank of Montreal           11.8%      $64.55     11/18/21
                                                                       Bain & Company              4.4%      $62.00     11/18/21

Cut-off Date Balance per SF:(1)  $191.60                               Property Management:     Rudin Management Company

Up-front Reserves:               Ground Rent      $202,497.68
                                 Insurance:       TBD                  U/W Net Cash Flow:       $39,765,263
                                                                       Appraised Value:  (7)    $450,000,000
                                                                       Cut-off Date LTV         37.6%
                                                                       Ratio: (1)
Ongoing Reserves:                Ground Rent:     $120,102.16          LTV Ratio at Maturity:   0.2%
                                 (3)                                   (1)
                                 Replacement:     $14,250.00           U/W DSCR: (1)            2.35x

Lockbox:                         In Place, Hard
----------------------------------------------------------------------------------------------------------------------------------


(1) The subject $100,000,000 loan represents a 58.82% pari passu interest in the senior ("A") $170,000,000 portion of a $273,000,000 total mortgage debt. All aggregate loan-to-value and debt service coverage numbers in this table are based on the total $170,000,000 senior financing.
(2) The pari passu A portions amortize based on fixed P&I payments of $831,191.20 for the subject pari passu portion and $581,833.84 for the remaining pari passu portions.
(3) Base ground rent payments are on a fixed escalation schedule through the initial 20 years of the ground lease. Monthly escrows to the Ground Rent Reserve will vary accordingly.
(4) Fitch Ratings and Standard and Poor's have confirmed that the 3 Times Square Loan has, in context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "AAA"/"AAA" by Fitch Ratings and Standard and Poor's, respectively.
(5)  Occupancy based on rent roll dated 07/01/2003.
(6) Reuters leases Office, Retail, and Storage space with various lease expirations (see Significant Tenants on following page for additional information). The majority of the total leased space (87%) expires 11/18/21.
(7)  As of 09/01/2001.



The 3 Times Square Loan.

     The Loan. The largest loan (the "3 Times Square Mortgage Loan") is secured by a leasehold mortgage on 3 Times Square in New York, New York, which mortgage also secures $70,000,000 of pari passu A-note mortgage loans and $94,822,791 of B-note mortgage loans (the "3 Times Square B-Note Loans").


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2


     The Borrowers. The borrower is 3 Times Square Associates, LLC, a Delaware limited liability company. The borrower owns no material assets other than the subject property and related interests. The borrower's sponsors are Rudin Times Square Associates, LLC; Reuters Property, L.L.C.; Jack Rudin; Estate of Lewis Rudin, Deceased; Beth Rudin DeWoody; Eric C. Rudin; Madeleine Rudin Johnson; William C. Rudin; and Katherine L. Rudin.

     The Property. 3 Times Square is a 30-story class A office building located in midtown Manhattan containing 883,405 rentable SF of office (92%), retail (7%) and storage (1%) space. The property is located at Times Square and fronts Seventh Avenue for the entire block between 42nd and 43rd Street. It has access to the following major transportation hubs: Times Square Station, Grand Central Station, Penn Station, and the Port Authority Bus Terminal. Construction of the improvements was completed in 2001.

     Additionally, the building has approximately 34,890 SF of potentially revenue generating signage. Currently, Prudential has the right to utilize 1,600 SF of signage without charge, and leases an additional 4,640 SF at $323 PSF through 11/18/21. Reuters has the right to utilize for itself or for commercial exploitation, without any charge, 15,169 SF of signage through 11/18/21. The borrower has the right to utilize the remaining 13,481 SF of signage for commercial exploitation, of which JP Morgan Chase leases 3,530 SF at $170 PSF through 11/17/21.

     Significant Tenants: As of July 2003, the building is 98.8% leased to six tenants.

     Reuters C Corp. ("Reuters") occupies 701,578 SF of office, retail, and storage space (79.4% of the total NRA) under various lease terms. Reuters occupies 668,027 SF of office space at a weighted average rent of $34.98 PSF. Of this 668,027 SF, approximately 86% expires 11/18/2021, with the remaining 14% expiring in 2011. Reuters also leases 18,951 SF of retail space at a weighted average rental rate of $73.49 PSF through 11/18/2021. Lastly, Reuters leases 14,600 SF of storage space at a weighted average rental rate of $9.78 PSF through 11/18/2021.

     Reuters posted a $120 million letter of credit to secure its lease obligations, the amount of which decreases over the last 5 years of their lease term (beginning November 2016) based on their total remaining lease obligations.

     Reuters is a registered U.S. securities broker that enables customers to negotiate trades directly and anonymously and executes matching buy and sell orders for stocks traded primarily on the NASDAQ. Their customer base consists of institutional investors, such as mutual funds, pension funds, insurance companies and hedge funds, as well as securities brokers and dealers. Reuters has the ability to trade in more than 40 established securities markets throughout the world and is also a member of 20 exchanges including the London, Frankfurt, Paris, Milan, Zurich, Hong Kong, Tokyo, Sydney, and Toronto stock exchanges, as well as the NASDAQ. Reuters is a subsidiary of Reuters Group PLC, a U.K. company rated A, A, and A3 by S&P, Fitch and Moody's, respectively. Reuters Group PLC, whose ADRs trade on the NASDAQ under the symbol RTRSY, is an international news and information organization.

     Bank of Montreal (rated AA-, AA-, and Aa3 by S&P, Fitch, and Moody's, respectively) occupies 102,415 SF of office space and 1,435 SF of storage space (11.8% of the total NRA). The space is leased for 20 years expiring on 11/18/2021. Rent is $65.00 PSF for the office portion, and $32.50 PSF for the storage space.

     As one of Canada's oldest and largest banks, Bank of Montreal has more than 1,200 branches serving individuals, small to midsize businesses, government agencies, and institutions. Since its founding in 1817, the Bank has grown to have over $200 billion in assets, and over 32,000 employees in Canada, the United States and around the world.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2


     Property Management. Rudin Management Company, an affiliate of the borrower, manages the property. Rudin Management is the operating arm of the Rudin family's commercial real estate holdings, and is a vertically integrated company with professional leasing, operations and management, construction, garage, insurance, security and accounting departments.

     Mezzanine or Subordinate Indebtedness. There exists $94,822,791 of B-notes in connection with the 3 Times Square Mortgage Loan that is secured by the same mortgage.

     Additional Indebtedness. At any time from and after May 19, 2006, if one of the two non-SPE members of the borrower exercises its right to purchase the membership interest of the other non-SPE member of the borrower pursuant to and in accordance with the buy/sell provisions of the borrower's operating agreement and the transfer restrictions in the related mortgage, the purchasing member has the right to pay a portion of the purchase price with a note (in an amount not greater than 80% of the purchase price), secured by a pledge of the interest being purchased and 20% of such member's interest in the borrower (before the purchase).

     Ground Lease: The 3 Times Square property is subject to a ground lease through April 2089 with Empire State Development Corporation that provides for ground lease payments in lieu of real estate taxes. The base rent payments over the first 20 years are based on a fixed escalation schedule.

     Release of Parcels.  Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.




                                         Mortgage Loan No. 2 -- Jefferson Plaza I and II
----------------------------------------------------------------------------------------------------------------------------------
                       Loan Information                                                 Property Information
----------------------------------------------------------------------------------------------------------------------------------
Mortgage Loan Seller:          WFB                                  Shadow Rating:         NAP
Original Balance:              $63,000,000                          Single                 Single Asset
                                                                    Asset/Portfolio:
Cut-off Date Balance:          $62,939,186                          Property Type:         Office
First Payment Date:            09/01/2003                           Property Sub-type:     Urban
Interest Rate:                 5.4000%                              Location:              Arlington, VA
Amortization Term              360 months                           Year Built/Renovated:  1969/1997-1998
ARD:                           No                                   Occupancy Rate:   (4)  100%
Anticipated Repayment Date:    NAP                                  Square Footage:        516,905
Maturity Date:                 08/01/2013
Expected Maturity Balance:     $52,581,312                          The Collateral:        Two, twelve-story Class B office
                                                                                           buildings
Sponsor(s):                    Samuel Zell                          Ownership Interest:    Fee
Interest Calculation:          Actual/360
Call Protection:               35-payment lockout from date of
                               origination, with U.S. Treasury

                               defeasance for the following 80
                               payments, and open to
                               prepayment without premium                                                                Lease
                               thereafter until loan maturity.      Major Tenants              % NRA      Rent PSF     Expiration
                                                                    -------------              -----      --------     ----------

                                                                    GSA - National Guard       60.0%         $19.62    09/08/2008

                                                                    Boeing Company             19.7%         $29.70    06/30/2008

                                                                    GSA - FBI                  7.3%          $27.07    09/08/2009

Cut-off Date Balance per SF:   $121.76                              Property Management:   Equity Office Properties Management
                                                                                           Corp.
Up-front Reserves:             RE Tax:        $404,355
                               Deferred       $1,320,000
                               Maintenance:
                               Unfunded       $840,000
                               Obligations:
                               (1)

Ongoing Reserves:              RE Tax:        1/12 of 12-month      U/W Net Cash Flow:     $7,199,687
                                              tax expense
                               Insurance:     Springing             Appraised Value:       $119,000,000
                               (2)                                  (5)
                               Cap Ex:        $8,600/month          Cut-off Date LTV       52.9%
                                                                        Ratio:
                               Rollover: (3)  Springing             LTV Ratio at           44.2%
                                                                        Maturity:
Lockbox:                       In Place, Hard                       U/W DSCR:              1.70x
----------------------------------------------------------------------------------------------------------------------------------

(1) This reserve represents the balance of borrower's contractual costs existing as of the closing date pursuant to existing leases at the property with respect to free rent, tenant improvements and leasing commissions.

(2) Monthly insurance reserves equivalent to 1/12 of a 12 month insurance expense to spring if the borrower fails to maintain insurance under a blanket policy.

(3) Springing lease rollover reserves will fund at the earlier of (1) Boeing exercising its termination option or (2) July 2006 (24 and 26 months prior to the Boeing lease and GSA lease expirations in 2008), and shall continue until such time as the amount deposited equals the product of
     (a) $25.00 times (b) the aggregate SF leased under both the Boeing Lease and the GSA Lease less the square footage of any space demised under the Boeing Lease and the GSA Lease which has been re-leased pursuant to a qualifying replacement lease (the "Leasing Rollover Impound Cap"). In the event Boeing exercises its termination option, the Boeing termination payment (not to be less than $3,000,000) is required to be immediately deposited into the rollover impound, and then rollover reserves are required to be impounded at $375,000/month during Boeing's termination notice period (not to be less than 4 months), and $158,000/month after Boeing vacates until such time as an amount equal to the Leasing Rollover Impound Cap has been deposited. In the event Boeing has not exercised its termination option prior to July 2006, then commencing with the July 2006 monthly payment, rollover reserve deposits of $375,000/month shall be deposited into the lease rollover sub account until such time as an amount equal to the Leasing Rollover Impound Cap has been deposited. In addition to the foregoing impounds, commencing with the September 2008 monthly payment date, rollover impounds will also be required for major tenants (those leasing more than > 50,000 SF of space) whose lease terms do not extend at least 12 months beyond the Maturity Date. For these major tenants, monthly payments will be required commencing on the earlier to occur of (i) 12 months prior to the expiration of such lease, or (ii) 12 months prior to the Maturity Date (but in no event earlier than the September 2008 payment date), and continuing on the next 11 payment dates, in an amount equal to 1/12 of the product of $21.00 times the aggregate SF leased under such major lease.

(4)  Occupancy based on rent roll for office property dated 06/01/2003.

(5)  As of 06/20/2003.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2

The Jefferson Plaza I and II Mortgage Loan.

     The Loan. The second largest loan (the "Jefferson Plaza I and II Mortgage Loan") is secured by a first priority fee deed of trust on the Jefferson Plaza I and II office property located in Arlington, Virginia.

     The Borrower. The borrowing entity is Jefferson Plaza I & II, L.L.C., a Delaware limited liability company, which is 100% owned by Jefferson Plaza, L.L.C. Jefferson Plaza, L.L.C. is in turn 100% owned by Jefferson Plaza Limited Partnership, whose 1% general partner is owned by Samuel Zell related entities. The remaining 99% is owned by a collection of limited partners including Sam Zell related entities constituting 49.76% ownership interests, Robert Lurie related entities as to 33.63% ownership interests and outside investors as to the remaining 15.62% ownership interests. Borrower is a newly formed, bankruptcy remote, single purpose entity, with two independent managers.

     Sam Zell is the Chairman of Equity Office Properties Trust (EOP), one of the nation's largest office building owner and manager, as well as one of the largest real estate investment trust (REIT) in the United States. EOP has more than 700 properties comprising 126 million SF of office space in the country's major metropolitan markets. He is also chairman of Equity Residential (EQR), the largest publicly traded apartment owner in the country, with investments in 1,039 properties in 36 states consisting of 223,591 units as of 12/31/02. Zell is chairman of Manufactured Home Communities (MHC), a publicly traded REIT that owns and operates 142 manufactured housing communities in 21 states comprising over 51,000 sites.

     The Property. Jefferson Plaza I and II, is a 516,905 SF class B office property located in Arlington, Virginia. Built in 1969, the two-building, twelve-story property underwent a significant renovation between 1997 and 1998 which included new roof membranes, new HVAC, new lobbies and glass for both buildings, and renovation of the interior office spaces on a slab-to-slab basis. Typical floor plates at the property are approximately 21,000 rentable SF, and each building is equipped with four high-speed elevators. The property has a three-level underground parking facility providing 871 parking spaces. A landscaped plaza connects the two office towers, with lobbies offering marble and granite floors, and walls and columns with accented lighting.

     The property is located at 1411 and 1421 Jefferson Davis Highway in Arlington's Crystal City. Jefferson Plaza is located just across the Potomac from the Capital, close to downtown Washington D.C., Reagan National Airport, and the Pentagon, and is adjacent to a Crowne Plaza Hotel. As such, its location is convenient for government tenants and government contractors. There are numerous local amenities including close proximity to the Metro Station and nearby retail and restaurants. Several significant development/redevelopment efforts currently underway in the area.

     Significant Tenants: As of June 1, 2003, the office portion is 100% occupied by thirteen tenants.

     The GSA National Guard (the U.S. Government), rated AAA by S&P, occupies 310,202 SF (60.0% of the total NRA) under a lease for $19.62 per SF expiring in 2008. The GSA (National Guard) has two five-year renewal options, the first of which stipulates a rent of $25.91 PSF with at least 180 days notice and the second stipulates a rent of $27.83 PSF with at least 180 days prior notice.

     Boeing Company, rated A by S&P and A2 by Moody's, occupies 101,744 SF (19.7% of the total NRA) under a lease for $29.70 PSF expiring in 2008. Boeing has no remaining renewal options. Boeing is the largest manufacturer of satellites, commercial jetliners and military aircraft. Boeing is also a global market leader in missile defense, human space flight and launch services. In terms of sales, Boeing is the largest U.S. exporter. Boeing's total company revenues for 2002 were $54.1 billion. Boeing is involved in the U.S. government's National Missile Defense System Development Contract at this location. While Boeing has a termination option, the termination fee is significant (12 months rent, plus unamortized leasing costs), and, as a condition precedent to the termination option, the U.S. Government must have cancelled its contract with Boeing.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2



     Property Management. Equity Office Properties Management Corp., an affiliate of Equity Office Properties Trust (NYSE: EOP), for whom Sam Zell serves as Chairman, manages the property.

     Mezzanine or Subordinate Indebtedness.   Not allowed.

     Ground Lease.  None.

     Release of Parcels.  Not allowed.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2


                                          Mortgage Loan No. 3 -- Barrett Pavilion
---------------------------------------------------------------------------------------------------------------------------------
                        Loan Information                                                Property Information
---------------------------------------------------------------------------------------------------------------------------------
Mortgage Loan Seller:          BSCMI                                 Shadow Rating: (4)       BBB- / BBB-
Original Balance:              $44,000,000                           Single Asset/Portfolio:  Single Asset
Cut-off Date Balance:          $44,000,000                           Property Type:           Retail
First Payment Date:            09/01/2003                            Property Sub-type:       Anchored
Interest Rate:                 4.6600%                               Location:                Kennesaw, GA
Amortization Term              Interest Only                         Year Built/Renovated:    1994 - 2003 /NAP
ARD:                           No                                    Percent Leased: (5)      97.0%
Anticipated Repayment Date:    NAP                                   Square Footage:          451,255
Maturity Date:                 08/01/2010
Expected Maturity Balance:     $44,000,000                           The Collateral:          A power center in suburban
                                                                                              Atlanta.
Sponsor(s):                    Inland Retail Real Estate Trust       Ownership Interest:      Fee
Interest Calculation:          30/360
Call Protection:               35 payment lockout from date of
                               origination, subject to
                               prepayment with a premium equal
                               to the greater of 1% and yield
                               maintenance for the following 47
                               payments, and open to prepayment
                               without premium thereafter until                                                       Lease
                               loan maturity.                        Major Tenants              % NRA      Rent PSF   Expiration
                                                                     -------------              -----      --------   ----------
                                                                     AMC Theater                20.6%       $28.74    06/01/2019
                                                                     Media Play                 10.7%       $8.90     01/01/2015
                                                                     Jo-Ann's Stores            10.0%       $9.25     01/01/2011

Cut-off Date Balance per SF:   $95.39                                Property Management:     Inland Southern Management Corp.

Up-front Reserves: (1)         Other:                130,618         U/W Net Cash Flow:       $5,774,950
                                                                     Appraised Value: (6)     $80,000,000
Ongoing Reserves: (2)          RE Tax:               Springing       Cut-off Date LTV Ratio:  55.0%
                               Insurance:            Springing       LTV Ratio at Maturity:   55.0%
                               Replacement:          Springing       U/W DSCR:                2.82x
Lockbox: (3)                   Springing, Soft / Hard
---------------------------------------------------------------------------------------------------------------------------------

(1) Tenant escrows consisting of $35,196.67 for Ted's Montana Grill & $95,421 for Ambush to be released when these tenants are in occupancy, open for business, and paying full contractual rent.

(2) Tax and insurance reserves spring if the borrower fails to provide evidence of payment and evidence of a blanket policy satisfactory to lender. Replacement reserve springs if any required repairs are not completed within six months of closing or if the borrower fails to provide evidence of property maintenance.

(3) Springing Lockbox is triggered upon (a) an event of default, (b) a bankruptcy of the borrower or the property manager, or (c) the DSCR falling below 1.25x. Thereafter, if the DSCR falls below 1.15x, the borrower is required to sweep money daily from the clearing bank to a cash management account controlled by the lender.

(4) Fitch Ratings and Standard and Poor's have confirmed that the Barrett Pavilion Loan has, in context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "BBB-" / "BBB-" by Fitch Ratings and Standard and Poor's, respectively.

(5) Occupancy per Rent Roll dated 06/02/2003. Includes Ted's Montana Grill and Ambush, which are not yet in occupancy totaling 15,825 SF.

(6) Stabilized value as of 08/01/2003. Stabilized value assumes leases for the space under construction are in place.


The Barrett Pavilion Loan

     The Loan. The third largest loan (the "Barrett Pavilion Loan") is evidenced by a promissory note and is secured by a first priority mortgage on the Barrett Pavilion in Kennesaw, Georgia.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2


     The Borrower. The borrower is Inland Southeast Barrett LLC, a single purpose entity with no material assets other than the property and related interests. The borrowing entity is wholly owned by Inland Retail Real Estate Limited Partnership, which is controlled by Inland Retail Real Estate Trust, Inc. (IRRETI) which had total assets of $2.306 billion as of March 31, 2003. The principals of the Inland Group, Inc. formed IRRETI, as well as many of the affiliated and advisory groups involved in various real estate activities. The Inland Group, Inc. together with its subsidiaries and affiliates, is a fully-integrated real estate company providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction finance and other related services. As of April 2003, the Inland Group employed over 800 people, managed over $4 billion in assets, and managed over 50 million SF of retail and other commercial property. Among the affiliates of The Inland Group is the largest property management firm in Illinois and one of the largest commercial real estate and mortgage banking firms in the Midwest.

     The Property. The Barrett Pavilion is a 461,255 SF power center located in Kennesaw, Georgia approximately 20 miles northwest of Atlanta's central business district. Constructed in multiple phases between 1994 and 2003, tenants at the property include Old Navy, Jo-Ann's, Goody's, and a 24 screen, stadium seating AMC Movie Theater. The property is shadow anchored by an 116,300 SF Target store. Approximately 75% of the SF at the center is subject to leases that expire after the loan term.

     The Barrett Pavilion is located across from the approximately 1.3 million SF Town Center Mall, which is anchored by JC Penney, Rich's-Macy's, Parisian, and Sears and reported in-line sales of approximately $400 per SF in 2002. The property is located west of Interstate 75 on Barrett Parkway, which is a primary retail thoroughfare in Kennesaw. According to the Georgia Department of Transportation, the 2002 average daily traffic count going by Barrett Pavilion on Barrett Parkway was 38,638 vehicles per day. The intersection of Interstate 75 and Barrett Parkway has an average traffic count of 80,013 vehicles per day in 2002. The competitive set of shopping centers in the area has a vacancy rate of approximately 4%.

     Significant Tenants: The property is currently 97% leased to 16 tenants. Two tenants totaling 4,200 SF are currently building out their space and are not yet in occupancy.

     AMC Entertainment occupies the 94,774 SF, (20.6% of the NRA), 24 screen, stadium-seating theater under a lease for $28.74per SF expiring in 2019 with four five-year renewal options. AMC Entertainment is a large movie theater operator in the US, with approximately 250 theaters totaling more than 3,500 screens. At Barrett Pavilion, the theater sales performance increased 15.2% in the fiscal year 2002, with sales of $395,168 per screen.

     Media Play occupies 49,412 SF (10.7% of the NRA) under a lease for $8.90 per SF expiring in 2015 with four 5-year options. Media Play, which operates approximately 76 stores in 19 states, sells music, movies, video games, books and other entertainment related merchandise. Media Play is owned by The Musicland Group, which was acquired by an affiliate of Sun Capital Partners, Inc. in June 2003. Media Play's reported sales at the property in 2002 of approximately $181 PSF are above the national Media Play average of $141 PSF. Occupancy cost for the store in 2002 was 6.25%.

     Jo-Ann Stores occupies 46,000 SF (10.0% of the NRA) under a lease for $9.25 per SF expiring in 2011. Jo-Ann Stores is a large retailer of fabric and craft products. As of February 1, 2003, Jo-Ann Stores operated approximately 919 retail stores and reported net income for the fiscal year ending February 2003 of approximately $44.9 million. Jo-Ann Stores reported sales of approximately $120 PSF in 2002.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2




     Property Management. The property is managed by Inland Southern Management Corp., an affiliate of the Borrower.

     Additional Indebtedness.   Not allowed without lender's consent.

     Ground Lease.  None.

     Release of Parcels.  Not allowed.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                              Mortgage Loan No. 4 -- Plaza America Office Towers III and IV
----------------------------------------------------------------------------------------------------------------------------------
                       Loan Information                                                  Property Information
----------------------------------------------------------------------------------------------------------------------------------
Mortgage Loan Seller:           WFB                                 Shadow Rating:            NAP
Original Balance: (1)           $42,500,000                         Single Asset/Portfolio:   Single Asset
Cut-off Date Balance:           $42,464,449                         Property Type:            Office
First Payment Date:             09/08/2003                          Property Sub-type:        Suburban
Interest Rate:                  5.9650%                             Location:                 Reston, VA
Amortization Term               360 months                          Year Built/Renovated:     2002
ARD:                            No                                  Percent Leased: (5)       94.3%
Anticipated Repayment Date:     NAP                                 Square Footage:           473,161
Maturity Date:                  08/08/2013
Expected Maturity Balance:      $36,081,489                         The Collateral:           Two new, Class A office towers
Sponsor(s):                     Zapco Holdings, Inc.                Ownership Interest:       Fee
Interest Calculation:           Actual/360
Call Protection:                25-payment lockout from date
                                of origination, with U.S.
                                Treasury defeasance for the
                                following 91 payments, and
                                open to prepayment thereafter                                                           Lease
                                until loan maturity.                Major Tenants (6)            % NRA      Rent PSF  Expiration
                                                                    -------------                -----      --------  ----------

                                                                    Unisys                       59.2%       $20.82    07/31/2018

                                                                    NCI                          16.6%       $26.75    06/30/2013

                                                                    University of Phoenix        5.4%        $29.73    04/30/2010

Cut-off Date Balance per SF:    $179.49
(1)
Up-front Reserves:              RE Tax:       $83,578               Property Management:      ARC Management, L.L.C.
                                Insurance:    $26,746.75
                                Rollover:     $12,576,426
                                (2)

Ongoing Reserves:               RE Tax:       1/12 of 12-month      U/W Net Cash Flow:           $7,860,480
                                              tax expense
                                Insurance:    1/12 of 12-month      Appraised Value: (7)         $115,400,000
                                              insurance expense

                                Rollover:(3)  $8,237/month

                                Capex:        $5,195/month          Cut-off Date LTV Ratio:(1)   73.6%

                                Other: (4)    Springing             LTV Ratio at Maturity:(1)    62.5%

Lockbox:                        In Place, Hard                      U/W DSCR: (1)                1.29x
----------------------------------------------------------------------------------------------------------------------------------

(1) Wells Fargo Bank, National Association, co-originated an $85 million loan with Morgan Stanley and has split the loan into two pari-passu notes. All the loan balances in this table represent the $42,500,000 interest. All aggregate LTV, DSCR, and Loan per SF numbers in this table are based on the total $85,000,000 financiing.

(2) A total upfront TI/LC impound of $12,576,426 represents unfunded TI/LC obligations of $10,621,059, rent abatement of $1,370,367 and the assumed NCI lease obligation of $585,000. The TI/LC reserve will be dispersed as the improvements are completed and as the brokerage commissions are payable. The rent concessions and assumed lease obligation will be disbursed as they expire.

(3) The borrower deposits the following amounts into the TI/LC reserve each month: (a) $8,237.33 for all space other than Unisys space, (b) if the senior unsecured credit rating of Unisys falls below BB- or its equivalent by any of the rating agencies, $11,481.21 for the Unisys space, (c) unless funds are already being escrowed pursuant to immediately foregoing clause (b), from and after July 1, 2004 if any portion of the Unisys space is dark space, an amount equal to $0.50 PSF of such dark space, (d) if NCI does not renew its lease at least 11 months prior to the expiration of such lease, all excess cash flow is swept until such TI/LC reserves equals $2,800,000, and (e) commencing with the payment date in August, 2011, all excess cash flow is swept until such TI/LC reserve equals $2,000,000 for future Unisys tenant allowance obligations.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2


(4) There are various events that will require all funds, after the payment of debt service and funding of the required reserves, to be placed into a separate reserve account (i.e., all excess cash flow is trapped and Lender will disburse all operating expenses of the property pursuant to a Lender approved budget): (1) An event of default; (2) the DSCR tested quarterly is less than 1.15x based on the actual debt service. (The cash flow is calculated using rating agency standards and the cash flow applicable to any leased but unoccupied space (dark space) for any tenant that is either not rated by any of the rating agencies or is not investment grade will be excluded from the DSCR calculation. All of the space leased to Unisys will be included in the DSCR calculation if Unisys occupies at least 70% of their space and Unisys is not rated below BB or its equivalent by any of the rating agencies. To cease this cash flow sweep event and return the funds in this reserve account to the Borrower, the DSCR must exceed 1.15x on the actual debt service for four consecutive quarters); or (3) Unisys does not occupy at least 70% of the space by June 30, 2004. This trigger event has a cap on the cash flow sweep of $85/SF for any of the dark Unisys space. To cease this cash flow sweep event and return the funds in this reserve account to the Borrower, the Borrower must either (i) have Unisys take occupancy of at least 70% of their space or (ii) there is a Lender approved replacement tenant in occupancy such that at least 70% of the Unisys space is occupied.

(5) Occupancy is based on the rent roll dated 07/01/2003 with 94.3% of the property shown as leased, and included all tenants for which the leased has commenced and are either paying rent or in a rent abatement period. All abated rent and unfunded tenant improvement costs have been escrowed with the lender. Plaza America III is thirteen stories and contains 283,432 SF, while Plaza America IV is seven stories and contains 189,729 SF.

(6) Underwritten contract rent includes rental increases through 02/01/2004. All leases include annual increases of 2.5% to 3%. Generally, leases include one or two 5-year renewal options at 95% or 100% of the fair market rate.

(7)  As stabilized on 06/05/2003.

The Plaza America Office Towers III and IV Mortgage Loan.

     The Loan. The fourth largest loan (the "Plaza America Office Towers III and IV Mortgage Loan") is secured by a first priority fee mortgage on the Plaza America Office Towers III and IV in Reston, Virginia. The first mortgage is evidenced by two pari passu notes, the $42,500,000 mortgage asset in the trust and a $42,500,00 note outside the trust.

     The Borrower. The borrowing entity is Plaza Office Realty II, LLC, a Delaware limited liability company. The borrower is a single purpose entity with no material assets other than the property and related interests. The Borrower is owned indirectly by Atlantic Realty (13% interest), the local development partner, and by Intertech/Zapco Realty (87% interest), the equity partner. Atlantic Realty Companies, Inc. is one of the largest full-service commercial real estate firm in the Washington metropolitan area, providing services including development, construction management, acquisition, leasing, sales, marketing, property management and consulting. Intertech Development Corp. is a wholly owned subsidiary of Zapco Holdings, Inc., a private investment trust of the Zabludowicz family with a diverse portfolio of investments that exceed $500 million.

     The Property. The property consists of two new Class A office towers, Plaza America III and IV, comprising 473,161 SF and located in Reston, Virginia. The Borrower developed the buildings in 2001-2002 with the construction budget for the development totaling $105.7 million. Plaza America III (11720 Plaza America Blvd) is thirteen stories and contains 283,432 SF, while Plaza America IV (11730 Plaza America Blvd) is seven stories and contains 189,729 SF, both situated on approximately 4.7 acres.

     The two office towers are part of a $225 million mixed-use development containing four office towers totaling 983,000 SF, a 165,000 SF retail center anchored by Fresh Fields (Whole Foods) Market, 3,400 structured parking spaces, and an additional 500 surface parking spaces. The office buildings are located around an attractively landscaped central plaza with fountains and outdoor seating areas. The retail center contains Starbucks, multiple restaurants, a bank, and a UPS store and supports the office towers, as well as the surrounding community. The overall campus layout, coupled with the extensive retail amenities, creates a unique urban business environment that stands apart from most Northern Virginia suburban business centers.

     Significant Tenants: The office portion is currently 94.3% leased to thirteen tenants.

     Unisys (NYSE: UIS ), rated BB+ by S&P and Ba1 by Moody's, occupies 280,137 SF (59.2% of the total NRA) under a lease for $20.82 PSF whose base term expires in 2018. Unisys has two five-year renewal options thereafter. Unisys Corporation is a worldwide information technology services and solutions company that combines expertise in systems integration, outsourcing, infrastructure, server technology and consulting to help clients achieve competitive advantage.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2


     Unisys has two business segments, Services and Technology. The company is among the largest government IT contractors, serving local, state, and federal agencies, as well as foreign governments. Unisys has plans to make Plaza America Tower 3 their federal contracting headquarters. Unisys has a first right option to lease any available space in the Plaza America complex and anticipates consolidating additional employees at Plaza America. Other practice groups focus on such sectors as communications, financial services, and transportation. The company also specializes in making high-end server computers (the ClearPath family) that run on Windows software. Key technology integration partners include Microsoft, Siebel, Intershop, and Ariba. As of 12/31/2002, Unisys reported annual sales of $5.607 billion and a net income of $223.0 million. Total assets for the same period were $4.981 billion, with total liabilities of $4.125 billion, for a total net worth of $856 million.

     NCI occupies 78,466 SF (16.6% of the total NRA) under a lease for $26.75 PSF expiring in 2013. NCI has two, five-year renewal options at 95% of fair market rate with at least 11 months prior notice. NCI is a profitable, private company, which provides information services to the U.S. Government and is subcontractor to other government contractors. Although all revenues are generated through federal government contacts, the contracts are diversified among different departments and agencies. As of year-end 2002 the revenues sources included: Airforce 25%, Army 23%, Energy 17%, NASA, 13%, Defense Logistics Agency 8%, Other Sources 14%. In 2002 NCI had increased of net revenue of 19% and revenue increases of 16% over the 2001 results. NCI confirmed that this building is going to be their headquarters facility and will house the general managers for each federal government agency or department, the legal contracting, accounting and human resources staffs.

     The loan is structured such that if NCI does not renew its lease at least 11 months prior to their expiration date (June 2013), all excess cash flow after operating expenses, escrows and debt service will be put into the Lease Rollover reserves up to a maximum amount of $2.8 million.

     Property Management. ARC Management, L.L.C., an affiliate of the Borrower, manages the property. Atlantic Realty Companies is a full-service commercial real estate investment firm that provides services including development, construction management, acquisition, leasing, sales, marketing, property management, and consulting.

     Additional Indebtedness. The borrowers may incur indebtedness (the "Permitted Mezzanine Loan") secured by one hundred percent (100%) of ownership interests of the sole member in the Borrower provided that (a) no event of default has occurred and is then continuing, (b) the aggregate loan-to-value ratio is not greater than 80%, (c) the debt service coverage ratio as reasonably determined by lender is not less than 1.30x, (d) the lender under the Permitted Mezzanine Loan (the "Permitted Mezzanine Lender") is reasonably acceptable to lender, (e) lender and the Permitted Mezzanine Lender shall enter into an intercreditor agreement substantially in the form attached to the Loan Agreement and the mezzanine loan documents shall be in form and substance reasonably acceptable to lender and (f) lender has received a Rating Agency Confirmation with respect to the existence of such Permitted Mezzanine Loan.

     Ground Lease.  None.

     Release of Parcels.  Not allowed.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2



                                            Mortgage Loan No. 5 -- North Crescent Plaza
                        Loan Information                                                 Property Information
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Loan Seller:          BSCMI                                 Shadow Rating:         NAP
Original Balance: (1)          $40,000,000                           Single                 Single Asset
                                                                     Asset/Portfolio:
Cut-off Date Balance: (1)      $39,692,392                           Property Type:         Office
First Payment Date:            04/01/2003                            Property Sub-type:     Urban
Interest Rate:                 6.2850%                               Location:              Beverly Hills, CA
Amortization Term:             300 months                            Year Built/Renovated:  1938, 1968 / 1992, 2000
ARD:                           No                                    Percent Leased: (4)    100.0%
Anticipated Repayment Date:    NAP                                   Square Footage:        122,496
Maturity Date:                 03/01/2013
Expected Maturity Balance:     $31,395,825                           The Collateral:        Two class `A' office buildings in a
                                                                                            campus setting
Sponsor:                       Tom Gores & Sam Gores                 Ownership Interest:    Fee
Interest Calculation:          Actual/360
Call Protection:               30-payment lockout from date of
                               origination, with U.S. Treasury
                               defeasance for the following 89
                               payments, and open to prepayment
                               without premium thereafter until                                                         Lease
                               loan maturity.                        Major Tenants             % NRA      Rent PSF    Expiration
                                                                     -------------             -----      --------    ----------
                                                                     Platinum Equity LLC       58.2%       $44.04     01/01/2023
Cut-off Date Balance per SF:   $324.03                               Paradigm Talent Agency    41.8%       $44.04     01/01/2023

Up-front Reserves:             RE Tax:         None
                               Insurance:      $131,688              Property Management:      Self Managed
                               TI/LC: (2)      $6,000,000
                               Replacement:    $2,570
                               Deferred:       $6,250
                               Other: (3)      $300,000              U/W Net Cash Flow:        $4,550,304
Ongoing Reserves:              RE Tax:         $50,380/month         Appraised Value: (5)      $55,000,000
                               Insurance       $9,546/month          Cut-off Date LTV Ratio:   72.2%

                               Replacement:    $2,570/month          LTV Ratio at Maturity:    57.1%
                                                                     Maturity:
                                                                     U/W DSCR:                 1.43x
Lockbox:                       In-Place, Hard
-----------------------------------------------------------------------------------------------------------------------------------

(1) Represents the senior A-Note portion of a $44,653,941 total mortgage debt as of the Cut-off Date. There is a $4,961,549 B note subordinate to the North Crescent Plaza Loan.

(2) A reserve of $6 million was collected at closing, of which up to $3 million will be distributed for capital expenditures, and $3 million will be released once the Paradigm and Platinum Equity tenants are 100% in occupancy, open for business, and paying rent.

(3) A $300,000 tenant escrow was collected at closing to account for the temporary differential in rent between the sublease to Pacific Capital and the master lease. The escrow will be released when Paradigm or Platinum Equity have taken occupancy of the entire North Building.

(4)  Percent leased based on rent roll dated 02/07/2003.

(5)  As of 01/09/2003.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2


The North Crescent Plaza Loan

     The Loan. The fifth largest loan (the "North Crescent Plaza" Loan) is evidenced by a promissory note and is secured by a first priority mortgage on North Crescent Plaza in Beverly Hills, CA, which also secures a subordinate $5,000,000 B-note mortgage loan.

     The Borrower. The borrower is Platinum-Paradigm Properties, LLC, a single purpose entity with no material assets other than the property and related interests. The borrowing entity is owned by Tom Gores and Sam Gores. Tom Gores is the founder and CEO of Platinum Equity, LLC. In 2002, Forbes magazine listed Tom Gores as the 131st richest man in the United States. Sam Gores is the majority shareholder of Paradigm, a Talent and Literary Agent.

     The Property. North Crescent Plaza consists of two Class A office buildings and a 4-level parking garage situated in a well-landscaped, campus-type environment with fountains, courtyards and cast iron gates at each end of the courtyard. Built in 1938, the 22,047 SF North Building was designed to look like an eighteenth century colonial mansion, with painted white bricks, columned porticos, twin circular staircases, and sculpted moldings. The South Building, constructed in 1968, was designed to match the design of the original North Building. The South Building is three stories and 100,395 SF with Italian marble floors and oak paneling in the lobby. Both buildings were renovated in 1992 and 2000. Amenities at North Crescent Plaza include an executive dining room, a projection room with a catering quality kitchen, conference rooms with state of the art audio/visual capabilities, an employee cafeteria, a gym facility with sauna and showers, storage areas, a loading area, and a computer room. In addition, North Crescent Plaza has an extensive security system.

     The property is located in the "Golden Triangle" section of Beverly Hills, which is comprised of 24 buildings totaling 2.8 million SF. Vacancy in the submarket as of 1st quarter 2003 was approximately 4.6%. Estimated median home value in Beverly Hills in 2002 was approximately $740,579.

     The center was purchased in February 2003 and fully leased to Platinum Equity and to Paradigm, A Talent and Literary Agency for 20 years to serve as each of their corporate headquarters. In connection with the acquisition, the borrowers have embarked on an improvement plan that will cost an estimated $10 million. Although both tenants have accepted the space and started paying rent, they have not yet completed construction of the space or taken occupancy. A reserve of $6 million was collected at closing, of which up to $3 million will be distributed for capital expenditures and $3 million will be released once the tenants are 100% in occupancy, open for business, and paying rent. In addition, a full cash flow sweep is in effect until the tenants are in full occupancy.

     Significant Tenants: The property is currently 100% leased to 2 tenants. Tom and Sam Gores guarantee the 20-year leases both jointly and severally.

     Platinum Equity, LLC occupies 71,246 SF (58.2% of the NRA), under a lease for $44.04 PSF NNN expiring in 2023. Platinum Equity, LLC is a private buyout firm that specializes in the acquisition of mission-critical technology companies. The company only acquires technology businesses that provide services and support to the infrastructure and systems of other businesses. The company has completed transactions with several Fortune 500 companies, including AT&T, IBM, Motorola, Staples, Williams Communications, and Fujitsu. Platinum has a revenue base of $4 billion and more than 15,000 employees. Platinum Equity was ranked by Forbes magazine as the 44th largest private company in the United States in 2002.

     Paradigm Talent Agency, occupies 51,250 SF (41.8% of the NRA) under a lease for $44.04 PSF NNN expiring in 2023. Paradigm was formed in 1993 upon the merger of four boutique agencies in both Los Angeles and New York. The company represents entertainment industry clients, focusing on hands-on career development and guidance of actors, writers, producers, directors, and models.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2


     Pacific Capital currently occupies the North Building on a one-year sublease at a gross rent of $44.52 PSF. An escrow of $300,000 was collected at closing to mitigate the temporary shortfall in rent between the sublease and the master lease. The escrow will be released when Paradigm or Platinum Equity have taken occupancy of the entire North Building.

     Property Management.  The property is self-managed.

     Additional Indebtedness. The borrower incurred a $5 million B-note originated in connection with the North Crescent Plaza Loan that is secured by the same mortgage and guaranteed by Tom Gores and Sam Gores.

     Ground Lease.  None.

     Release of Parcels.  Not allowed.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2






                                 Mortgage Loan No. 6 -- Carmel Mountain Ranch Shopping Center
                        Loan Information                                                Property Information
---------------------------------------------------------------------------------------------------------------------------------
Mortgage Loan Seller:           BSCMI                                Shadow Rating:            NAP

Original Balance: (1)           $35,500,000                          Single Asset/Portfolio:   Single Asset
Cut-off Date Balance: (1)       $35,394,227                          Property Type:            Retail
First Payment Date:             07/01/2003                           Property Sub-type:        Anchored
Interest Rate:                  5.5200%                              Location:                 San Diego, CA
Amortization Term:              360 months                           Year Built/Renovated:     1993 - 1995 / NAP
ARD:                            No                                   Occupancy Rate: (3)       100%
Anticipated Repayment Date:     NAP                                  Square Footage:           440,228
Maturity Date:                  06/01/2013
Expected Maturity Balance:      $29,739,700                          The Collateral:           An anchored retail center
(1)
Sponsor:                        American Assets, Inc.; Ernest        Ownership Interest:       Fee
                                Rady Trust
Interest Calculation:           Actual/360
Call Protection:                47-payment lockout from date of
                                origination, with U.S. Treasury
                                defeasance for the following 72
                                payments, and open to
                                prepayment without premium                                                            Lease
                                thereafter until loan maturity.      Major Tenants             % NRA     Rent PSF     Expiration
                                                                     -------------             -----     --------     ----------
                                                                     Kmart                     24.5%       $3.81      12/31/2018
                                                                     Sportmart                  9.2%      $11.60      11/30/2008
                                                                     Pacific Theatres           7.9%      $20.09      07/31/2013

Cut-off Date Balance per SF:    $160.80
(1)
                                                                     Property Management:         American Assets, Inc.
Up-front Reserves:              RE Tax:        $203,986
                                Replacement:   $46,967
                                TI/LC:         $20,833               U/W Net Cash Flow:           $6,686,335
                                                                     Appraised Value: (4)         $96,000,000
Ongoing Reserves:               RE Tax:        $67,995/month         Cut-off Date LTV Ratio:(1)   73.7%

                                TI/LC: (2)     $20,833/month         LTV Ratio at Maturity:(1)    62.0%

                                                                     U/W DSCR: (1)                1.38x
Lockbox:                        In-Place, Soft
---------------------------------------------------------------------------------------------------------------------------------

(1) The subject $35,500,000 loan represents a 50% pari-passu interest in a $71,000,000 loan. All loan balances in this table represent the $35,500,000 interest. All aggregate LTV, DSCR, and Loan per SF numbers in this table are based on the total $71,000,000 financing. The non-trust pari passu loan amount may be paid down up to $6,550,000 in connection with a 1031 exchange which must be completed by September 24, 2003.

(2)  TI/LC reserves are capped at $500,000.

(3)  Based on rent roll dated 07/31/2003.

(4)  As of 03/03/2003.

The Carmel Mountain Ranch Shopping Center Loan.

     The Loan. The sixth largest loan (the "Carmel Mountain Ranch Shopping Center Loan") is evidenced by four promissory notes and is secured by a first priority mortgage on Carmel Mountain Ranch Shopping Center in San Diego, California. The Carmel Mountain Ranch Shopping Center also secures another mortgage loan in the amount

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2


of $35,394,227 (the "Carmel Mountain Ranch Pari Passu Note 2"), which is pari-passu in right of payment to the Carmel Mountain Ranch Mortgage Loan and will not back the series 2003-PWR2 certificates. It is anticipated that the Carmel Mountain Ranch Pari Passu Note 2 will be securitized in a future transaction.

     The Borrower. The borrower entities are Pacific Carmel Mountain, LLC, and Pacific Carmel Mountain Holdings, LP, each a single purpose entity with no material assets other than the property and related interests. The sponsors are the Ernest Rady Trust and American Assets, Inc.. American Assets, Inc. was founded by Ernest Rady in 1967 and acts as the parent company for a diverse group of entities operating in insurance, banking, and real estate. The group's real estate arm owns in excess of 2.5 million SF of property. Mr. Rady currently serves as Chairman of the Board.

     The Property. Carmel Mountain Plaza is a 532,418 SF retail center in total, of which 440,228 SF is collateral for the Carmel Mountain Plaza loan. Tenants include Ross Stores (BBB), Michael's, Circuit City, Pacific Theaters, Pier 1 Imports (BBB-/Baa3), Kmart, TJ Maxx (A/A3), Blockbuster Video (A-/A3), Barnes and Noble, and Sportmart. Tenants at the center that are not part of the collateral include Mervyn's, Texaco, Chevy's Restaurant, and Boston Market. According to the Borrower, the year-end 2002 sales averaged $220 per SF for the anchor tenants and $258 per SF for the in-line tenants, with average occupancy costs of 7.15% and 12.0%, respectively. Approximately 85% of the current tenancy has been in the center since its development in 1994. The property has a parking ratio of 5.4 spaces per 1,000 SF.

     The property is located in northeast San Diego County, approximately 30 minutes driving time from downtown San Diego. The center is located east of Interstate 15 in the Carmel Mountain Ranch master-planned community. The average household income within a 5-mile radius of the subject was $106,435 in 2002. The Carmel Ranch retail market contains approximately 1.4 million SF and has an average vacancy rate of approximately 2%, with a ten-year historical occupancy rate above 96%. All of the six properties in the competitive set are 100% occupied. Carmel Mountain Plaza is situated in an area that currently has limited direct competition and no commercial-zoned land available for comparable development.

     Significant Tenants: The center is currently 100% leased to approximately 61 tenants.

     Kmart Corporation occupies 107,870 SF (24.5% of the NRA) under a lease for $3.81 PSF expiring in 2018. Incorporated in 1916, Kmart is a discount retailer and general merchandise retailer. On January 22, 2002, Kmart filed for Chapter 11 bankruptcy protection. On January 28, 2003, the court approved the closure of 318 stores. In May 2003, Kmart emerged from Chapter 11 protection. In addition, Kmart released a list of 323 under-performing stores that it intends to close this year. The Carmel Mountain Plaza store was not on the closure list. Kmart reported sales of $149 PSF at the center in 2002 (4.4% occupancy cost). Kmart 's rent of $3.81 PSF is significantly below the market rent of $12.00 PSF estimated by the appraiser.

     Gart Sports Company (Nasdaq: GRTS), d/b/a/ SportMart, occupies 40,672 SF (9.24% of the NRA) under a lease for $11.60 PSF expiring in 2008. Gart Sports Company is a full-line of sporting goods retailer in the Midwest and Western United States. The company currently operates approximately 180 stores in 25 states under the Gart Sports, Sportmart, and Oshman's Sporting Goods names. For the fiscal year ending February 2003, Gart Sports Company reported net income totaling approximately $59.6 million. SportMart reported sales of $193 PSF at the center in 2002.

     Pacific Theaters occupies 34,561 SF (7.9% of the NRA) with 12 screens under a lease for $20.09 per SF expiring in 2013. Pacific Theaters has more than 400 movie screens in Los Angeles, San Diego, and surrounding areas. The Forman family founded Pacific Theatres in 1946 and continues to own and operate the company as a private company. The theater reported sales of $304,418 per screen in 2002.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2

     Property Management. The property is managed by American Assets, Inc., an affiliate of the Borrower.

     Additional Indebtedness. The Borrower has incurred subordinate debt in the amount of $24.4 million to be paid of on or before September 24, 2003 in connection with the 1031 exchange. If the debt is not repaid, the 1031 exchange accommodator can "put" Pacific Carmel Mountain, LLC's portion of the property to American Assets, Inc. The mortgaged property also secures the Carmel Mountain Ranch Pari Passu Note 2.

     Ground Lease.  None.

     Release of Parcels.  Not allowed.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2



                                       Mortgage Loan No. 7 -- Alexandria Portfolio
----------------------------------------------------------------------------------------------------------------------------------
                       Loan Information                                               Property Information
----------------------------------------------------------------------------------------------------------------------------------
Mortgage Loan Seller:          BSCMI                               Shadow Rating:          NAP
Original Balance:              $30,000,000                         Single                  Portfolio
                                                                   Asset/Portfolio:
Cut-off Date Balance:          $30,000,000                         Property Type:          Industrial
First Payment Date:            10/01/2003                          Property Sub-type:      Flex Industrial
Interest Rate:                 6.3600%                             Location:               Rockville, MD & Beltsville, MD
Amortization Term              360 months                          Year Built/Renovated:   1981, 1982, & 1988/NAP
ARD:                           No                                  Percent Leased: (4)     100.0%
Anticipated Repayment Date:    NAP                                 Square Footage:         282,373
Maturity Date:                 09/01/2013
Expected Maturity Balance:     $25,756,531                         The Collateral:         Three bio-tech buildings in
                                                                                           suburban Washington, D.C.
Sponsor(s):                    Alexandria Real Estate              Ownership Interest:     Fee/Leasehold
                               Equities, Inc.
Interest Calculation:          Actual / 360

Call Protection:               24 payment lockout from date
                               of origination, subject to
                               prepayment with a premium
                               equal to the greater of 1% and
                               yield maintenance for the
                               following 92 payments, and
                               open to prepayment without
                               premium thereafter until loan                                                        Lease
                               maturity.                           Major Tenants             % NRA     Rent PSF   Expiration
                                                                   -------------             -----     --------   ----------
                                                                   Baxter Biosciences,
                                                                   Inc.                      39.1%      $12.23     5/31/2012

                                                                   Shire Laboratories        15.8%      $17.59     4/30/2006

                                                                   Calypte Biomedical
                                                                   Corp.                     9.0%       $12.50     10/01/2006

Cut-off Date Balance per SF:   $106.24                             Property Management:       Alexandria Management, Inc.
Up-front Reserves:             Other: (1)     $1,350,000
                               Insurance      $12,507              U/W Net Cash Flow:         $3,080,756
                               Replacement:   $4,329
Ongoing Reserves:              RE Tax:        $34,044/month        Appraised Value:           $44,000,000
                               Insurance:     $2,998/month         Cut-off Date LTV Ratio:    68.2%
                               TI/LC: (2)     $18,917/month        LTV Ratio at Maturity:     58.5%
                               Replacement:   $4.329/month         U/W DSCR:                  1.37x
                               Other: (3)     Springing

Lockbox:                       Springing, Hard
----------------------------------------------------------------------------------------------------------------------------------

(1) A tenant escrow totaling $1,350,000 was collected at closing to be pro rata released upon (i) Baxter Biosciences Inc. ("Baxter") confirming that it is staying open for business at the premises, (ii) the sublease of the Baxter space to tenants acceptable to lender at lease economics at or greater than Baxter's current lease, or (iii) termination of the Baxter lease and reletting of the space to an `A' rated credit at the same or better lease economics

(2) Reserves for tenant improvements and leasing commissions are capped at $500,000.

(3) Springing reserves will be escrowed in the event the Shire Laboratories or Baxter leases are not renewed. The Shire Laboratories reserve is capped at $400,000. The Baxter Biosciences reserve is capped at approximately $1,300,000.

(4) Percent leased per rent rolls dated 05/01/2003 & 05/05/2003. Baxter announced its intention to vacate its space, but remains obligated under the lease until 2012.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2



The Alexandria Portfolio Loan

     The Loan. The seventh largest loan (the "Alexandria Portfolio Loan") is evidenced by three notes and secured by two first priority leasehold mortgages on the Virginia Manor and 1550 Gude buildings and one first priority fee mortgage on the 1500 Gude building in Rockville and Beltsville, Maryland. All three properties are cross-collateralized and cross-defaulted.

     The Borrower. The borrowers are ARE-Virginia Manor Loan, LLC, ARE-East Gude Loan, LLC, and ARE-East Gude Loan II, LLC, each a single purpose entity. The borrowing entities are controlled by Alexandria Real Estate Equities, Inc.("Alexandria"), a real estate investment trust that focuses on office and laboratory space. As of December 31, 2002, Alexandria owned 89 properties containing approximately 5.7 million SF of laboratory space. Alexandria also engages in redeveloping existing space into generic laboratory space that can be leased at higher rates. Alexandria reported a net worth of approximately $486 million as of December 31, 2002.

      The Properties. The portfolio is located in "DNA Alley", a suburban Washington D.C. corridor that is generally regarded as one of the leading life science industry markets in the nation, with proximity to John Hopkins University, the University of Maryland, the Food and Drug Administration, and the National Institutes of Health. While specific lab space market data is not published, the appraiser concluded lab space vacancy in the immediate submarket is less than 5%. Laboratory space is typically fungible, as lab improvements are typically reusable by subsequent tenants. Maryland contains approximately 8 million SF of lab space, with a large concentration in the I-270 submarket.

     1500 and 1550 East Gude Drive were constructed in 1982 and 1981, respectively, and consist of two, 2-story office and laboratory buildings located in Rockville, MD totaling 45,989 SF and 44,500 SF, respectively. Both are located along the I-170 corridor. 1500 East Gude Drive is occupied by two tenants, Macrogenics, Inc. and Calypte Biomedical Corporation. 1550 East Gude is 100% occupied by Shire Laboratories. Alexandria Real Estate Equities, Inc. owns approximately 1.5 million SF of laboratory space. This portfolio was approximately 100% occupied as of the second quarter of 2003. Laboratory space comprises approximately 50% of the total square footage of the two East Gude properties. The appraiser concluded a market rent of $32.00 for ground floor office and lab space and $25.00 PSF for second floor office and lab space.

     Virginia Manor consists of three, single story office and laboratory buildings located in Beltsville, MD totaling 191,884 SF constructed in 1988. The property has nine tenants, including Bank of America (S&P: A+, Moody's:
Aa2) and Baxter Biosciences Inc. ("Baxter") (S&P: A, Moody's: A3); the property is located approximately 1.5 miles east of Interstate 95, with easy access to I-495 and the Baltimore Washington Parkway. Virginia Manor contains approximately 30% lab space and 70% flex space. The appraiser concluded a market rent of $12.50 PSF for flex office space and $25.00 PSF for office and lab space.

      On July 18, 2003, Baxter reported a larger than expected restructuring charge and announced that they will be closing approximately 30 facilities nationwide, including the space located in the Virginia Manor property. Baxter, an investment grade tenant, is still obligated to pay its rent through its lease termination in 2012. To mitigate this risk, one year of Baxter rent totaling $1,350,000 was escrowed at origination. This escrow may be released upon (i) Baxter confirming that it is staying open for business at the property, (ii) the sublease of the Baxter space to tenants acceptable to the lender at lease economics at or greater than Baxter's current lease, or (iii) termination of the Baxter lease and reletting the space to an `A' rated credit tenant at the same or better lease economics. Additionally, an ongoing TI/LC reserve of $227,000 per annum is collected up to a maximum of $500,000. In the event Baxter, or the sub-tenant, fails to renew the lease at least 12 months prior to the May 31, 2012 lease expiration, a cash reserve will be triggered. The cash reserve will be capped at $1.3 million. This cash flow will be credit enhanced with a guarantee by Alexandria Real Estate Equities.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2


     Significant Tenants: As of May 2003, the properties are 100% leased to approximately 12 tenants.

     Baxter leases 110,412 (39.1% of the portfolio NRA) on a lease for $12.23 PSF expiring in 2012. Baxter's rent is approximately 35% below the appraiser's estimate of market rent of $18.75 PSF, based a blended market rate for lab space and flex office space. Baxter is a global medical products and services company with expertise in medical devices, pharmaceuticals and biotechnology. Their Bioscience business provides biopharmaceuticals derived from human plasma or recombinant technology to treat hemophilia, immune deficiencies, and other blood related disorders. It also provides vaccines for the prevention and treatment of infectious diseases.

     Shire Laboratories occupies 44,500 SF (15.8% of the portfolio NRA) under a lease for $17.59 PSF expiring in 2006. Shire Laboratories rent is approximately 30% below the appraised market rent $25.00 PSF. Shire Pharmaceuticals Group focuses on central nervous system disorders, gastrointestinal disorders, oncology, and anti-infectives. Shire Laboratories, a division of Shire Pharmaceuticals, is a leading advance drug delivery company, including oral controlled release. As of December 31, 2002, Shire Laboratories had a net income of approximately $251 million. Shire Laboratories spent approximately $1.5 million improving its space.

     Calypte Biomedical Corporation occupies 25,459 SF (9.0% of the portfolio
NRA) under a lease for $12.50 PSF expiring in 2006. Calypte Biomedical Corporation is a public healthcare company dedicated to the development and commercialization of diagnostic products for HIV-1, sexually transmitted diseases and other infectious diseases. Calypte is subleasing its space from Biomeriux Vitex, a subsidiary of the French firm BioMerieux a leader in the field of in vitro infectious disease diagnostics. With sales of 945 million Euros in 2002, BioMerieux ranks as one of the eighth largest biological diagnostics company worldwide.

     Property Management. The property is managed by Alexandria Management, Inc., an affiliate of the Borrower.

     Additional Indebtedness.    Not allowed without lender's consent.

     Ground Lease. The Virginia Manor property is subject to a ground lease expiring in 2048 with two fifteen year extension options with annual ground rent calculated at 10% of base rent. The 1550 Gude Drive property is subject to a ground lease to an entity affiliated with the borrower expiring in 2010 with extensions through 2045 with ground rent of $10 per annum.

     Release of Parcels. The borrower can release the 1500 Gude and 1550 Gude Drive properties upon satisfaction of certain conditions set forth in the loan documents, including payment of yield maintenance on 115% of the allocated loan balance for the property, a minimum debt service coverage of 1.45x and a maximum LTV of 75%.

     Substitution. The borrower can substitute the 1500 Gude and 1550 Gude Drive properties upon satisfaction of certain conditions set forth in the loan documents, including net operating income, debt service coverage and value tests.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2




                                             Mortgage Loan No. 8 -- Greeley Mall
---------------------------------------------------------------------------------------------------------------------------------
                      Loan Information                                                 Property Information
---------------------------------------------------------------------------------------------------------------------------------
Mortgage Loan Seller:          BSCMI                              Shadow Rating: (1)     A-
Original Balance:              $30,000,000                        Single                 Single Asset
                                                                  Asset/Portfolio:
Cut-off Date Balance:          $30,000,000                        Property Type:         Retail
First Payment Date:            10/01/2003                         Property Sub-type:     Anchored
Interest Rate:                 6.1800%                            Location:              Greeley, CO
Amortization Term              300 months                         Year Built/Renovated:  1973 / 2003-2004
ARD:                           No                                 Percent Leased: (2)    85.0%
Anticipated Repayment Date:    NAP                                Square Footage: (3)    478,382
Maturity Date:                 09/01/ 2013
Expected Maturity Balance:     $23,446,080                        The Collateral:        Regional mall anchored by Dillard's,
                                                                                         JC Penney, and Sears.
Sponsor(s):                    The Macerich Company               Ownership Interest:    Fee
Interest Calculation:          Actual/360
Call Protection:               24-payment lockout from date
                               of origination, with U.S.
                               Treasury defeasance for the
                               following 95 payments, and
                               open to prepayment without
                               premium thereafter until loan                                                          Lease
                               maturity.                          Major Tenants            % NRA      Rent PSF      Expiration
                                                                  -------------            -----      --------      ----------
                                                                  Dillard's (4)            27.9%       $5.00        06/30/2008
                                                                  JC Penney                10.4%       $1.74        10/31/2017
                                                                  Cinemark USA             9.4%        $15.00       02/28/2024

Cut-off Date Balance per SF:   $62.71                             Property Management:      Macerich Property Management Company
Up-front Reserves:             RE Tax:       $203,314
                                                                  U/W Net Cash Flow:        $3,704,996
Ongoing Reserves:              RE Tax:       $50,829 / month      Appraised Value: (5)      $43,500,000
                                                                  Cut-off Date LTV Ratio:   69.0%
Lockbox:                       In place, Soft                     LTV Ratio at              53.9%
                                                                  Maturity:
                                                                  U/W DSCR:                 1.57x
---------------------------------------------------------------------------------------------------------------------------------

(1) Standard and Poor's has confirmed that the Greeley Mall Loan has, in context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "A-" by Standard and Poor's.

(2) Occupancy per rent roll dated 06/01/2003. Includes spaces currently under construction and partially leased to Cinemark USA, Boston Pizza, and AutoZone.

(3) Square footage does not include 86,962 SF Sears store not included in the collateral. It does, however, includes 52,541 SF currently under construction and partially leased to Cinemark USA, Boston Pizza, and Autozone.

(4) Dillard's (93,270 SF) and Dillard's Market Center (40,000 SF) are shown together in the % NRA shown above. Total base rent for Dillard's Market Center equals $200,000, which is reflected above in the rent per square foot. Dillard's does not pay a base rent for the remaining space, but does pay percentage rent.

(5) As-is Value as of 06/11/2003 does not include Cinemark USA or additional inline spaces. Stabilized value yields a cutoff loan to value of 52.6%. Stabilized value of $57,000,000 is as of 12/11/2004 and assumes the completion of the renovations and expansion of the mall.

The Greeley Mall Loan

     The Loan. The eighth largest loan (the "Greeley Mall Loan") is evidenced by a promissory note and is secured by a first priority fee mortgage on the Greeley Mall in Greeley, Colorado.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2



     The Borrower. The borrower is Macerich Greeley Associates LLC, a single purpose entity with no material assets other than the property and related interests. The borrowing entity is controlled by the Macerich Company (NYSE:
MAC). The Macerich Company currently owns approximately 56 malls and 21 community centers in 21 states, for a total of 58 million SF as of August, 2003. The company had a current market capitalization of approximately $1.96 billion as of August 11, 2003.

     The Property. The Greeley Mall is a single story regional mall anchored by Dillard's, JC Penney, Sears, and a to be built Cinemark USA theater. Sears owns its own store and is not part of the collateral for the Greeley Mall loan. Constructed in 1973, the mall currently contains approximately 425,841 SF, but is currently undergoing a renovation that will increase the net rentable area to 478,382. The in-line tenants include The Gap, Victoria's Secret, KB Toys, Radio Shack, Food Locker, Bath & Body Works, Payless Shoe store, and Pearle Vision Express. Pad tenants include The Olive Garden, Pizza Hut, Perkin's Family Restaurant, and an AutoZone that is currently under construction. Anchor and in-line sales in 2002 were $137.49 PSF and $221.73 PSF, respectively. Average occupancy costs at the mall in 2002 were 2.11% and 11.45% for anchor and in-line tenants, respectively.

     The mall is located at the intersection of State Highway 34 with State Highway 85 in Greeley, Colorado, approximately 50 miles northeast of Denver. The mall draws from a 15-mile radius, which has a population of approximately 150,000 and a median household income of approximately $50,000. The nearest mall is approximately 15 miles north in Fort Collins, which is considered a separate market. Major employers in Greeley are ConAgra Beef Company, University of Northern Colorado, State Farm, and Eastman Kodak.

     The borrower has commenced an extensive expansion and renovation at the mall, which is expected to be completed in 2004. The mall renovation will include complete common area renovations, a new stone textured floor, removal of low ceilings, the addition of skylights, new soft seating areas, a children's play area, tenant signs, store facades and a new food court. In addition, a 45,000 SF, 12 screen, stadium-seating Cinemark theater is under construction. Cinemark USA will be part of the collateral and is expected to open during the first quarter of 2004. Two new buildings will also be constructed on pad sites and leased to AutoZone and Boston Pizza. The renovation and construction is expected to cost approximately $12.8 million based on the borrower's budget.

     Significant Tenants: The collateral is currently 84.7% leased to 61 tenants. This includes executed leases to Cinemark, AutoZone, and Boston Pizza, whose spaces are not yet ready for occupancy. The occupancy has declined recently due to the Borrower's preparation for interior renovation.

     Dillard's, Inc. occupies 133,270 SF (27.9% of the NRA) under two leases expiring in 2008 with five 10-year extension options. Dillard's has two stores at the mall, a 93,270 SF Dillard's and a 40,000 SF Dillard's Market Center. Dillard's, Inc. operates retail department stores located primarily in the southwestern, southeastern, and Midwestern United States. As of February 1, 2003, there were 333 Dillard's stores.

     J.C. Penney Company, Inc. occupies 49,672 SF (10.4% of the NRA) on a lease expiring in 2017 with four 5-year extension options. As of January 25, 2003, JC Penney operated 3,789 retail stores. J.C. Penney's net income for the fiscal year ending in 2003 was approximately $405 million.

     Cinemark USA has executed a lease for approximately 45,000 SF (9.4% of the NRA) on a lease commencing in March 2004 and expiring in 2024. Cinemark USA, Inc. is a large theater operator in North America, with approximately 3,014 screens in the United States, Canada, Central America, South America, and Mexico. For the fiscal year ending 2002, Cinemark reported net income of approximately $35.6 million. Cinemark did not declare bankruptcy as many theater operators did over the past few years.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2


     Property Management. The property is managed by Macerich Property Management Company, an affiliate of the borrower.

     Additional Indebtedness.   Not allowed without lender's consent.

     Ground Lease.   None

     Release of Parcels.  Not allowed.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2



                                         Mortgage Loan No. 9 -- Westside Centre
-------------------------------------------------------------------------------------------------------------------------------
                      Loan Information                                                Property Information
-------------------------------------------------------------------------------------------------------------------------------
Mortgage Loan Seller:          BSCMI                               Shadow Rating: (3)      BBB- / BBB
Original Balance:              $29,350,000                         Single                  Single Asset
                                                                   Asset/Portfolio:
Cut-off Date Balance:          $29,350,000                         Property Type:          Retail
First Payment Date:            10/01/2003                          Property Sub-type:      Anchored
Interest Rate:                 4.2700%                             Location:               Huntsville, AL
Amortization Term              Interest Only                       Year Built/Renovated:   2001 - 2003 / NAP
ARD:                           No                                  Occupancy Rate: (4)     82.9%
Anticipated Repayment Date:    NAP                                 Square Footage: (5)     490,784
Maturity Date:                 09/01/2013
Expected Maturity Balance:     $29,350,000                         The Collateral:         A big box retail center
Sponsor(s):                    Inland Retail Real Estate           Ownership Interest:     Fee
                               Trust, Inc.
Interest Calculation:          30/360
Call Protection:               35 payment lockout from date
                               of origination, subject to
                               prepayment with a premium
                               equal to the greater of 1%
                               and yield maintenance for the
                               following 83 payments, and
                               open to prepayment without
                               premium thereafter until loan                                                         Lease
                               maturity.                           Major Tenants             % NRA     Rent PSF    Expiration
                                                                   -------------             -----     --------    ----------

                                                                   Dick's Sporting Goods     9.2%       $11.50     01/01/2017

                                                                   Goody's                   8.2%       $9.50      08/01/2016

                                                                   SteinMart                 7.3%       $6.85      08/01/2011

Cut-off Date Balance per SF:   $59.80                              Property Management:    Inland Southern Management Corp.
Up-front Reserves:             None
                                                                   U/W Net Cash Flow:      $3,861,179
Ongoing Reserves:              RE Tax: (1)          Springing      Appraised Value: (6)    $60,400,000
                               Insurance: (1)       Springing
                               Replacement (1)      Springing      Cut-off Date LTV        48.6%
                                    Ratio:
                                                                   LTV Ratio at Maturity:  48.6%
Lockbox:                       Springing, Soft / Hard (2)          U/W DSCR:               3.08x
-------------------------------------------------------------------------------------------------------------------------------

(1) Tax and insurance reserves spring if the borrower fails to provide evidence of payment of insurance. Replacement reserve springs if any required repairs are not completed within six months of closing or if the borrower fails to provide evidence of property maintenance.

(2) Springing Lockbox is triggered upon (a) an event of default, (b) a bankruptcy of the borrower or the property manager, or (c) the DSCR falling below 1.25x. Thereafter, if the DSCR falls below 1.15x, the borrower is required to sweep money daily from the clearing bank to a cash management account controlled by the lender.

(3) Fitch Ratings, Inc. and Standard and Poor's have confirmed that the Westside Centre Loan has, in context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated 'BBB-' / 'BBB' by Fitch Ratings, Inc. and Standard and Poor's, respectively.

(4) Occupancy per Rent Roll dated 06/11/2003. Vacant space includes space currently under construction.

(5) Square footage includes approximately 27,000 SF currently under construction.

(6)  Value as of 07/07/2003.



The Westside Centre Loan

     The Loan. The ninth largest loan (the "Westside Centre Loan") is secured by a first priority fee mortgage on the Westside Centre shopping center in Huntsville, Alabama.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2



     The Borrowers. The borrower is Inland Southeast Huntsville, LLC., a single purpose entity with no material assets other than the property and related interests. The borrowing entity is wholly owned by Inland Retail Real Estate Limited Partnership, which is controlled by Inland Retail Real Estate Trust, Inc. (IRRETI) which had total assets of $2.306 billion as of March 31, 2003. The principals of the Inland Group, Inc. formed Inland Retail Real Estate Trust, Inc. as well as many of the affiliated and advisory groups involved in various real estate activities. The Inland Group, Inc. together with its subsidiaries and affiliates, is a fully-integrated real estate company providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction finance and other related services. As of April 2003, the Inland Group employed over 800 people, managed over $4 billion in assets, and managed over 50 million SF of retail and other commercial property. Among the affiliates of The Inland Group is the largest property management firm in Illinois and one of the largest commercial real estate and mortgage banking firms in the Midwest.

     The Property. Westside Centre is a power center anchored by Bed Bath & Beyond (S&P: BBB), Babies `R Us (S&P: BBB-, Moody's: Baa3), Dick's Sporting Goods, Marshall's, (S&P: A, Moody's: A3), Goody's, Steinmart, and Ross Dress for Less (S&P: BBB) . The center is shadow anchored by a Super Target store. Approximately 27% of the gross income of the mortgaged property is derived from investment grade tenants. Constructed in stages between 2001 and 2003, the mortgaged property is currently 458,364 SF with an expansion planned for 32,420 SF that is already in progress. The fully completed collateral will be 490,784 SF. There are presently four leases out for signature totaling approximately 27,000 SF expected to commence after the construction is completed. These leases have not yet been signed. The center has approximately 2,700 parking spaces, or 5.5 spaces per 1,000 SF.

     The property is located on US Highway 72/University Drive, a major retail thoroughfare in Huntsville, Alabama. The intersection of University Drive and Enterprise Way had a traffic count of approximately 39,200 cars per day in 2001. Huntsville is home to several military bases and private companies used in the research and development of missile and rocket technology. According to a 2002 estimate by Claritas, approximately 86,396 people lived within a 5-mile radius of the property with an average household income of $62,855. The June 2003 issue of Forbes Magazine listed Huntsville, Alabama as the 4th best place to live and work and 11th best place for businesses and careers. Westside Centre is part of the West University Drive submarket, which contains approximately 2,497,100 SF of retail space with average occupancy greater than 95% and average rents of approximately $13.00 PSF. According to the appraiser, the competitive set of properties for Westside Centre is operating at a 97.8% occupancy level.

     Significant Tenants: Westside Centre is currently 82.9% occupied by 26 tenants.

     Dick's Sporting Goods, Inc. (NYSE: DKS), occupies 45,000 SF (9.2% of the total NRA) under a lease for $11.50 PSF expiring in 2017. Dick's Sporting Gods is a full line sporting good retailer in the United States. Net income for the fiscal year ending January 31, 2003 was approximately $38.3 million.

     Goody's Family Clothing, Inc. (NASDAQ: GDYS) occupies 40,000 SF (8.2% of the total NRA) under a lease for $9.50 PSF expiring in 2016. Goody's Family Clothing is a retailer of moderately priced family apparel that operated 328 stores in 18 states as of February 2003.

     Stein Mart (NASDAQ: SMRT) occupies 36,000 SF (7.3% of the total NRA) under a lease for $6.85 PSF expiring in 2011. Stein Mart offer's women's, men's, and children's apparel, gifts, accessories, linens, and shoes. As of fiscal year ending January 2003, Stein Mart reported net income of approximately $20.7 million.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2



     Property Management. The property is managed by Inland Southern Property Management Corp., an affiliate of the borrower.

     Additional Indebtedness. Not allowed without lender's consent.

     Ground Lease.  None.

     Release of Parcels.  Not allowed.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2


---------------------------------------------------------------------------------------------------------------------------------
                                            Mortgage Loan No. 10 -- First Union Plaza
                        Loan Information                                                Property Information
---------------------------------------------------------------------------------------------------------------------------------
Mortgage Loan Seller:          BSCMI                                 Shadow Rating:           NAP
Original Balance:              $28,000,000                           Single Asset/Portfolio:  Single Asset
Cut-off Date Balance:          $27,918,070                           Property Type:           Office
First Payment Date:            07/01/2003                            Property Sub-type:       Suburban
Interest Rate:                 5.6000%                               Location:                Durham, NC
Amortization Term:             360 months                            Year Built/Renovated:    1990 / NAP
ARD:                           No                                    Occupancy Rate: (1)      99.03%
Anticipated Repayment Date:    NAP                                   Square Footage:          235,979
Maturity Date:                 06/01/2013
Expected Maturity Balance:     $23,514,094                           The Collateral:          A Class "A" Office Building near
                                                                                              Duke University
Sponsors:                      Marc J. Paul, Robert Robotti          Ownership Interest:      Fee
Interest Calculation:          Actual/360
Call Protection:               48-payment lockout from date of
                               origination, with U.S. Treasury
                               defeasance for the following 71
                               payments, and open to prepayment
                               without premium thereafter until                                                       Lease
                               loan maturity.                        Major Tenants              % NRA      Rent PSF   Expiration
                                                                     -------------              -----      --------   ----------
                                                                     Duke University (2)        62.4%     $22.00 -    11/30/2006
                                                                                                            $26.66
Cut-off Date Balance per SF:   $118.31                               Moore Van Allen            12.9%       $24.48    07/31/2004
                                                                     First Union National        7.0%       $15.90    04/30/2010
                                     Bank
Up-front Reserves:             RE Tax:         $219,170
                               Insurance:      $8,898                Property Management:     SCI Property Management, Inc.
                               TI/LC:          $500,000

Ongoing Reserves:              RE Tax:         $36,528/month         U/W Net Cash Flow:       $2,987,734
                               Insurance       $4,449/month          Appraised Value: (3)     $38,000,000
                               Replacement:    $3,933/month          Cut-off Date LTV Ratio:  73.5%
                                                                     LTV Ratio at Maturity:   61.9%
Lockbox:                       In-Place, Soft                        U/W DSCR:                1.55x
---------------------------------------------------------------------------------------------------------------------------------

(1)  Occupancy based on rent roll dated 03/17/2003.

(2) Duke University space consists of approximately 29 smaller tenants combined to represent the total Duke occupancy.

(3)  As of 02/07/2003.

The First Union Plaza Loan

     The Loan. The tenth largest loan (the "First Union Plaza Loan") is secured by a first priority fee mortgage on the First Union Plaza office building located in North Durham, North Carolina.

     The Borrower. The sponsor is Secured California Investments ("SCI"). SCI transferred the ownership interests in the property to various Tenants In Common ("TIC"). SCI is the manager of each TIC as the managing member. SCI is the manager of each TIC. Each TIC is a single purpose entity, and each has signed a Tenants in Common Agreement and provided a non-consolidation opinion. SCI is an integrated real estate investment company with over 50 commercial properties totaling approximately 1 million SF of commercial property. The principals, Marc Paul and Robert Robotti, founded SCI in 1994.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $986,794,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2003-PWR2

     The Property. First Union Plaza consists of a 235,979 SF office building in Durham, NC adjacent to Duke University. The 10-story tower features two 2-story office wings and contains 42,333 SF of retail space on the first level. The building lobby features Italian granite floors and Honduran mahogany paneling and doors. Situated only 1/2 mile from the Duke University Medical Center, the building is highly visible directly off Route 147 at the gateway to the Duke University complex.

     As of March 17, 2003, First Union Plaza is 99% occupied and has been 99% occupied or greater during the past four years. The fourth quarter 2002 Class A vacancy rate in the North Durham submarket averaged 2.4%. Duke University (S&P: AA+) accounts for approximately 62% of the rental income through various affiliated departments and research groups. A total of 72% of the income is derived from investment grade tenants, including Morgan Stanley (S&P:A+:
Moody's: Aa3), First Union (S&P: A: Moody's: Aa3) and UBS Paine Webber (S&P:
AA+, Moody's Aa2).

     Significant Tenants: The subject property is 99.0% occupied by 43 tenants.

     Duke University ("Duke") (S&P: AA+) occupies 147,339 SF (62.4% of the total NRA) through 29 leases with various expiration dates. The actual tenants are various entities, administrative departments and research groups directly associated with Duke or Duke University Medical Center. Duke can only sign up to three-year leases due to the length of its research grants. However, Duke has occupied the majority of the building since in was built in 1990, continuously renewing and expanding these leases. Furthermore, Duke has invested approximately $2 million connecting this building to Duke's University Medical Center primary computer network.

     Moore & Van Allen occupies 30,499 SF (12.9% of the total NRA) on a lease for $24.48 PSF expiring in 2004. Moore & Van Allen is a large law firm in the southeastern United States with over 250 practicing attorneys. Clients of the firm include Duke University Medical Center, Duke University, Duke Energy, Wachovia Bank, Morgan Stanley, Paine Webber, and Southtrust Bank. The firm has been a tenant in First Union Plaza since it was built.

     First Union National Bank (Wachovia Corporation), occupies 16,589 SF (7.0% of the total NRA) on a lease for $15.90 PSF expiring in 2010. Wachovia Corporation (S&P: A; Moody's: Aa3) is a financial holding company and bank holding company that provides a wide range of commercial and retail banking and trust services. Net income for fiscal year 2002 was approximately $3.58 million. Wachovia Bank, National Association and First Union National Bank merged in April 2002.

     Property Management. The property is managed SCI Property Management, Inc., an affiliate of the Borrower.

     Additional Indebtedness.  Not allowed without lenders consent.

     Ground Lease.  None.

     Release of Parcels.  Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                     STATEMENT REGARDING ASSUMPTIONS AS TO
              SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current. Contact your registered representative for the Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.


DISCLAIMER

Prospective investors are advised to read carefully, and should rely solely on, the Prospectus Supplement dated August __, 2003 and accompanying Prospectus (together, the "Prospectus") relating to the Certificates referred to below in making their investment decision.

This diskette accompanies and is a part of the Prospectus Supplement relating to the Commercial Mortgage Pass - Through Certificates Series 2003-PWR2 (the "Certificates"). The information set forth on this diskette is an electronic copy of the information set forth in Appendix B "Certain Characteristics of the Mortgage Loans" in the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates. Such information is described elsewhere in the Prospectus.

Methodologies used in deriving certain information contained on this diskette are more fully described elsewhere in the Prospectus.

The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Prior to making any investment decision, a prospective investor must receive and should carefully review the Prospectus. NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY CERTIFICATES.



BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2003-PWR2

APPENDIX B - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES





                            % of                               Mortgage                             Cut-Off      General
                        Initial Pool           # of              Loan            Original            Date        Property
ID    Property Name        Balance          Properties        Seller (1)          Balance           Balance      Type
-----------------------------------------------------------------------------------------------------------------------------------
 1  3 Times Square 1        9.33%               1                PMCF              100,000,000        99,566,288 Office
 2  Jefferson Plaza         5.90%               1                 WFB               63,000,000        62,939,186 Office
    I and II
 3  Barrett Pavilion        4.12%               1                BSCMI              44,000,000        44,000,000 Retail
 4  Plaza America           3.98%               1                 WFB               42,500,000        42,464,449 Office
    Office Towers
    III and IV
 5  North Crescent          3.72%               1                BSCMI              40,000,000        39,692,392 Office
    Plaza
-----------------------------------------------------------------------------------------------------------------------------------
 6  Carmel Mountain         3.32%               1                BSCMI              35,500,000        35,394,227 Retail
    Ranch Shopping
    Center
 7  Alexandria              2.81%               3                BSCMI              30,000,000        30,000,000 Industrial
    Portfolio
7a  Virginia Manor          1.56%                                BSCMI              16,600,000        16,600,000 Industrial
7b  1550 Gude               0.64%                                BSCMI               6,800,000         6,800,000 Industrial
7c  1500 Gude               0.62%                                BSCMI               6,600,000         6,600,000 Industrial
-----------------------------------------------------------------------------------------------------------------------------------
 8  Greeley Mall            2.81%               1                BSCMI              30,000,000        30,000,000 Retail
 9  Westside Centre         2.75%               1                BSCMI              29,350,000        29,350,000 Retail
10  First Union Plaza       2.62%               1                BSCMI              28,000,000        27,918,070 Office
11  Miller/ WRI             1.81%               1                BSCMI              19,300,000        19,264,502 Retail
    Portfolio -
    Thorncreek
    Crossing
12  Miller/ WRI             0.75%               1                BSCMI               8,000,000         7,985,286 Retail
    Portfolio -
    Lowry Town Center
-----------------------------------------------------------------------------------------------------------------------------------
13  Courtyard               2.47%               1                PMCF               26,400,000        26,331,108 Hospitality
    Marriott at
    Tysons Corner
14  Royal & Sun             2.01%               1                PMCF               22,000,000        21,438,859 Office
    Alliance Building
15  Motorola Office         2.01%               1                PMCF               21,420,000        21,420,000 Office
    Building
16  Dartmouth Towne         1.87%               1                PMCF               20,000,000        20,000,000 Retail
    Center
17  Tallgrass               1.85%               1                PMCF               19,750,000        19,710,744 Multifamily
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
18  Bouquet Shopping        1.73%               1                PMCF               18,500,000        18,450,994 Retail
    Center
19  31st Street             1.54%               1                BSCMI              16,500,000        16,436,862 Retail
    Retail
20  Tower                   1.53%               6                PMCF               16,327,500        16,327,500 Various
    Development
    Portfolio
20a 11311 White Rock        0.39%                                PMCF                4,117,500         4,117,500 Industrial
    Road
20b 2751 Mercantile         0.37%                                PMCF                3,975,000         3,975,000 Industrial
    Drive
-----------------------------------------------------------------------------------------------------------------------------------
20c 11340 White Rock        0.24%                                PMCF                2,520,000         2,520,000 Industrial
    Road
20d 4510 Orange             0.23%                                PMCF                2,407,500         2,407,500 Office
    Grove Avenue
20e 11321 White Rock        0.22%                                PMCF                2,370,000         2,370,000 Industrial
    Road
20f 4378 Auburn Blvd.       0.09%                                PMCF                  937,500           937,500 Office
21  Circle Business         1.47%               1                BSCMI              15,700,000        15,683,822 Office
    Center
-----------------------------------------------------------------------------------------------------------------------------------
22  Sun Valley              1.40%               1                 WFB               15,000,000        14,988,181 Manufactured
    Village                                                                                                      Housing Community
    Manufactured
    Housing Community
23  411 West 13th           1.36%               1                BSCMI              14,500,000        14,500,000 Office
    Street
24  Leiner Health           0.67%               1                BSCMI               7,200,000         7,193,551 Industrial
    Products Building
25  Garden Ridge            0.66%               1                BSCMI               7,050,000         7,043,686 Retail
    Retail
26  Reston Glen             1.17%               1                PMCF               12,500,000        12,462,081 Multifamily
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
27  Golden Gate             1.12%               4                BSCMI              11,900,000        11,900,000 Retail
    Portfolio
27a Golden Gate             0.60%                                BSCMI               6,378,550         6,378,550 Retail
    Portfolio -
    Golden Gate
    Shopping Center
27b Golden Gate             0.31%                                BSCMI               3,280,000         3,280,000 Retail
    Portfolio -
    Circuit City-
    Cary
27c Golden Gate             0.15%                                BSCMI               1,601,450         1,601,450 Retail
    Portfolio -
    Eckerds - 12th
    Street
27d Golden Gate             0.06%                                BSCMI                 640,000           640,000 Retail
    Portfolio -
    Eckerds - Peach
    & Zimmerly
-----------------------------------------------------------------------------------------------------------------------------------
28  Corpus Christi          1.02%               4                PMCF               10,900,000        10,855,659 Various
    Business Park
    Portfolio
28a Windchase               0.38%                                PMCF                4,096,178         4,079,515 Retail
    Shopping Center
28b Corpus Christi          0.29%                                PMCF                3,054,777         3,042,350 Industrial
    Business Park
28c Park 37 Business        0.21%                                PMCF                2,221,656         2,212,618 Industrial
    Park
28d Pharaoh Plaza           0.14%                                PMCF                1,527,389         1,521,175 Retail
-----------------------------------------------------------------------------------------------------------------------------------
29  Westport Retail         0.94%               1                PMCF               10,000,000        10,000,000 Retail
30  Georgian Bay            0.92%               1                PMCF                9,800,000         9,780,989 Multifamily
    Apartments 2
31  WESCO 3                 0.91%               17               BSCMI               9,800,000         9,705,051 Industrial
31a WESCO 3 -               0.11%                                BSCMI               1,210,000         1,198,277 Industrial
    Phoenix Brown
31b WESCO 3 - Detroit       0.10%                                BSCMI               1,070,000         1,059,633 Industrial
-----------------------------------------------------------------------------------------------------------------------------------
31c WESCO 3 - Fort          0.08%                                BSCMI                 810,000           802,152 Industrial
    Myers
31d WESCO 3 - Denver        0.07%                                BSCMI                 800,000           792,249 Industrial
31e WESCO 3 -               0.07%                                BSCMI                 750,000           742,734 Industrial
    Indianapolis
31f WESCO 3 -               0.07%                                BSCMI                 730,000           722,927 Industrial
    Anchorage
31g WESCO 3 -               0.07%                                BSCMI                 720,000           713,024 Industrial
    Bakersfield
-----------------------------------------------------------------------------------------------------------------------------------
31h WESCO 3 - Deer          0.06%                                BSCMI                 650,000           643,702 Industrial
    Park
31i WESCO 3 - Augusta       0.05%                                BSCMI                 580,000           574,381 Industrial
31j WESCO 3 -               0.04%                                BSCMI                 460,000           455,543 Industrial
    Burilington
31k WESCO 3 - North         0.04%                                BSCMI                 380,000           376,318 Industrial
    Fargo
31l WESCO 3 -               0.03%                                BSCMI                 360,000           356,512 Industrial
    Billings
-----------------------------------------------------------------------------------------------------------------------------------
31m WESCO 3 -               0.03%                                BSCMI                 360,000           356,512 Industrial
    Beaumont
31n WESCO 3 - York          0.03%                                BSCMI                 280,000           277,287 Industrial
31o WESCO 3 - Wichita       0.02%                                BSCMI                 230,000           227,772 Industrial
31p WESCO 3 - Decatur       0.02%                                BSCMI                 210,000           207,965 Industrial
31q WESCO 3 -               0.02%                                BSCMI                 200,000           198,062 Industrial
    Coldwater
-----------------------------------------------------------------------------------------------------------------------------------
32  Inland Eckerd           0.89%               6                BSCMI               9,489,960         9,489,960 Retail
    Portfolio 2
32a Inland Eckerd           0.15%                                BSCMI               1,636,200         1,636,200 Retail
    Portfolio 2 -
    Eckerd - Rt. 51
    & 88
32b Inland Eckerd           0.15%                                BSCMI               1,636,200         1,636,200 Retail
    Portfolio 2 -
    Eckerd -
    Monroeville &
    Jameson
32c Inland Eckerd           0.15%                                BSCMI               1,636,200         1,636,200 Retail
    Portfolio 2 -
    Eckerd - Rt. 286
32d Inland Eckerd           0.15%                                BSCMI               1,636,200         1,636,200 Retail
    Portfolio 2 -
    Eckerd -Rt. 130
    & Pleasant Valley
-----------------------------------------------------------------------------------------------------------------------------------
32e Inland Eckerd           0.15%                                BSCMI               1,570,752         1,570,752 Retail
    Portfolio 2 -
    Eckerd - Old
    Freeport & Pillow
32f Inland Eckerd           0.13%                                BSCMI               1,374,408         1,374,408 Retail
    Portfolio 2 -
    Eckerd - Rt. 22
    & Cove
33  Central Avenue          0.82%               1                BSCMI               8,700,000         8,700,000 Retail
    Shopping Center
34  Richboro                0.81%               1                BSCMI               8,600,000         8,588,390 Retail
    Shopping Center
35  Crystal Lake            0.80%               1                PMCF                8,560,000         8,552,275 Multifamily
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
36  Sandia                  0.80%               1                 WFB                8,500,000         8,492,231 Industrial
    Distribution
    Center
37  The Village at          0.77%               1                PMCF                8,200,000         8,176,278 Multifamily
    Wesley Chapel
    Apartments
38  AmeriTel Boise          0.72%               1                 WFB                7,715,000         7,686,201 Hospitality
    Spectrum
39  Coral Club              0.72%               1                PMCF                7,700,000         7,684,360 Multifamily
    Apartments
40  Greenoaks               0.72%               1                 WFB                7,650,000         7,650,000 Manufactured
    Manufactured                                                                                                 Housing Community
    Housing Community
-----------------------------------------------------------------------------------------------------------------------------------
41  Inland Eckerd           0.71%               5                BSCMI               7,536,500         7,536,500 Retail
    Portfolio 3
41a Inland Eckerd           0.17%                                BSCMI               1,777,076         1,777,076 Retail
    Portfolio 3 -
    Eckerd - Broad &
    Bailey
41b Inland Eckerd           0.15%                                BSCMI               1,636,200         1,636,200 Retail
    Portfolio 3 -
    Eckerd - Rt. 119
    & York
41c Inland Eckerd           0.15%                                BSCMI               1,636,200         1,636,200 Retail
    Portfolio 3 -
    Eckerd - Genesee
    and Pine
41d Inland Eckerd           0.15%                                BSCMI               1,581,660         1,581,660 Retail
    Portfolio 3 -
    Eckerd -
    Millersport
    Highway
-----------------------------------------------------------------------------------------------------------------------------------
41e Inland Eckerd           0.08%                                BSCMI                 905,364           905,364 Retail
    Portfolio 3 -
    Eckerd - Central
    & Millard
    Fillmore
42  Extra Space Self        0.70%               1                PMCF                7,500,000         7,491,841 Self-Storage
    Storage
43  Meadowbrook at          0.70%               1                PMCF                7,500,000         7,456,298 Multifamily
    Kings Grant
    Apartments
44  679 Madison             0.66%               1                PMCF                7,000,000         6,992,421 Retail
    Avenue
45  York Plaza              0.65%               1                PMCF                7,000,000         6,968,334 Retail
-----------------------------------------------------------------------------------------------------------------------------------
46  Regal Cinemas           0.65%               3                BSCMI               6,950,000         6,903,056 Retail
    Land Portfolio
46a Regal Cinemas           0.28%                                BSCMI               3,000,000         2,979,736 Retail
    Land Portfolio -
    Regal - Kennesaw
46b Regal Cinemas           0.20%                                BSCMI               2,175,000         2,160,309 Retail
    Land Portfolio -
    Regal - Lynwood
46c Regal Cinemas           0.17%                                BSCMI               1,775,000         1,763,011 Retail
    Land Portfolio -
    Regal -
    Chesapeake
47  Whittier Gateway        0.62%               1                BSCMI               6,650,000         6,636,814 Retail
-----------------------------------------------------------------------------------------------------------------------------------
48  West Deptford           0.60%               1                PMCF                6,400,000         6,391,060 Self-Storage
    Self Storage 3
49  Family Tree             0.58%               1                PMCF                6,250,000         6,211,480 Multifamily
    Apartments
50  Ocean Springs           0.58%               1                BSCMI               6,200,000         6,200,000 Retail
    Shopping Center
51  Eastern States          0.54%               2                PMCF                5,800,000         5,787,486 Industrial
    Portfolio 4
51a First State             0.38%                                PMCF                4,083,200         4,074,390 Industrial
    Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
51b Penflex III             0.16%                                PMCF                1,716,800         1,713,096 Industrial
52  Kennametal              0.53%               1                BSCMI               5,737,500         5,705,544 Industrial
53  AmeriTel Boise          0.51%               1                 WFB                5,505,000         5,484,451 Hospitality
    Towne Square
54  Raintree                0.50%               1                PMCF                5,350,000         5,333,441 Multifamily
    Apartments
55  Victory Creek           0.50%               1                PMCF                5,300,000         5,295,033 Multifamily
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
56  Wallace Plaza           0.49%               1                BSCMI               5,250,000         5,242,980 Retail
57  Coral Desert            0.49%               1                PMCF                5,200,000         5,193,833 Office
    Health Center
58  Carefree                0.48%               1                BSCMI               5,150,000         5,150,000 Retail
    Marketplace
59  1326 North              0.47%               1                PMCF                5,000,000         4,980,576 Industrial
    Market Boulevard
60  Carriage Square         0.45%               1                PMCF                4,800,000         4,800,000 Retail
    Shopping Center
-----------------------------------------------------------------------------------------------------------------------------------
61  Kulick Road             0.42%               1                PMCF                4,500,000         4,495,274 Industrial
62  Cactus Road             0.27%               1                PMCF                2,850,000         2,834,579 Self-Storage
    Self-Storage
63  Gilbert                 0.15%               1                PMCF                1,650,000         1,641,072 Self-Storage
    Self-Storage
64  Walnut Chestnut         0.41%               1                PMCF                4,360,000         4,345,587 Multifamily
    Park Plaza
65  Albertson's -           0.38%               1                 WFB                4,100,000         4,096,309 Retail
    Montana
-----------------------------------------------------------------------------------------------------------------------------------
66  Albertson's -           0.38%               1                 WFB                4,100,000         4,096,309 Retail
    Montwood
67  3737 Birch Street       0.37%               1                BSCMI               4,000,000         3,992,260 Office
68  Northlake               0.36%               1                PMCF                3,900,000         3,891,438 Retail
    Shopping Center
69  Salt Lake City          0.28%               1                BSCMI               3,000,000         2,986,470 Multifamily
    Multifamily -
    The Gardens
70  Salt Lake City          0.08%               1                BSCMI                 900,000           895,941 Multifamily
    Multifamily -
    Highland East
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
71  Monticello              0.36%               1                 WFB                3,850,000         3,846,699 Multifamily
    Crossroads
    Apartments
72  Forest City             0.36%               1                BSCMI               3,800,000         3,790,146 Retail
    Retail
73  Patriot Village         0.35%               1                 WFB                3,700,000         3,693,490 Retail
74  Waterford Lakes         0.34%               1                PMCF                3,658,750         3,658,750 Office
    Medical Building
    2
75  Gloria Center           0.33%               1                BSCMI               3,500,000         3,500,000 Office
    Office
-----------------------------------------------------------------------------------------------------------------------------------
76  Elm Properties          0.32%               1                PMCF                3,500,000         3,463,593 Industrial
    Warehouse
77  Storage USA -           0.32%               1                PMCF                3,450,000         3,445,099 Self-Storage
    Lexington Park
78  Tamaron Manor           0.31%               1                PMCF                3,370,000         3,350,857 Multifamily
    Apartments
79  Westminster Club        0.31%               1                PMCF                3,315,000         3,302,797 Multifamily
    Apartments
80  Bay Park                0.30%               1                PMCF                3,250,000         3,246,824 Multifamily
    Apartments 2
-----------------------------------------------------------------------------------------------------------------------------------
81  Pine Lake               0.30%               1                PMCF                3,250,000         3,227,751 Office
    Medical Buildings
82  Kash N Karry            0.30%               1                BSCMI               3,150,000         3,150,000 Retail
83  Whitney Ranch           0.29%               1                PMCF                3,150,000         3,137,988 Industrial
    Business Center
84  125 Tremont             0.28%               1                BSCMI               3,000,000         2,985,920 Office
    Street
85  Twain Plaza             0.28%               1                PMCF                2,950,000         2,938,064 Retail
-----------------------------------------------------------------------------------------------------------------------------------
86  2251 Rutherford         0.27%               1                BSCMI               2,900,000         2,891,287 Office
    Road
87  Coxhead                 0.27%               1                 WFB                2,850,000         2,841,593 Multifamily
    Apartments
88  Storme Apartment        0.26%               3                PMCF                2,800,000         2,797,593 Multifamily
    Portfolio
88a Brookside Oval          0.15%                                PMCF                1,629,091         1,627,690 Multifamily
88b Shady Cove              0.06%                                PMCF                  610,909           610,384 Multifamily
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
88c Brookside Way           0.05%                                PMCF                  560,000           559,519 Multifamily
89  The Safe Place          0.26%               1                PMCF                2,750,000         2,742,754 Self-Storage
    Mini Storage
90  Walgreen's              0.23%               1                PMCF                2,500,000         2,497,405 Retail
    Norfolk
91  160 West 72nd           0.23%               1                BSCMI               2,425,000         2,414,151 Multifamily
    Street
92  ABX Distribution        0.22%               1                 WFB                2,300,000         2,300,000 Industrial
    Building
-----------------------------------------------------------------------------------------------------------------------------------
93  Palms at Green          0.21%               1                 WFB                2,250,000         2,248,031 Industrial
    Valley
94  Los Olivos              0.20%               1                 WFB                2,150,000         2,148,278 Multifamily
    Apartments
95  Chaparral Court         0.20%               1                 WFB                2,100,000         2,094,625 Retail
96  West Pearland           0.19%               1                PMCF                2,050,000         2,043,154 Retail
    Retail
97  Flotilla Street         0.18%               1                 WFB                1,950,000         1,944,498 Industrial
-----------------------------------------------------------------------------------------------------------------------------------
98  CVS-Milton              0.15%               1                PMCF                1,625,000         1,617,373 Retail
99  Twin Creeks Flex        0.15%               1                PMCF                1,605,000         1,588,379 Industrial
    Building
100 REMAX Office            0.10%               1                 WFB                1,040,000         1,038,660 Office
    Building



                      Detailed                                                   Interest          Original      Stated Remaining
                      Property               Interest       Administrative        Accrual      Term to Maturity  Term to Maturity
ID    Property Name   Type                     Rate            Fee Rate            Basis         or APD (mos.)     or APD (mos.)
-----------------------------------------------------------------------------------------------------------------------------------
 1  3 Times Square 1  Office w/Retail        7.3800%           0.03300%           30/360              220               218
 2  Jefferson Plaza   Urban                  5.4000%           0.03300%         Actual/360            120               119
    I and II
 3  Barrett Pavilion  Anchored               4.6600%           0.03300%           30/360              84                83
 4  Plaza America     Suburban               5.9650%           0.03300%         Actual/360            120               119
    Office Towers
    III and IV
 5  North Crescent    Urban                  6.2850%           0.03300%         Actual/360            120               114
    Plaza
-----------------------------------------------------------------------------------------------------------------------------------
 6  Carmel Mountain   Anchored               5.5200%           0.04300%         Actual/360            120               117
    Ranch Shopping
    Center
 7  Alexandria        Flex Industrial        6.3600%           0.03300%         Actual/360            120               120
    Portfolio
7a  Virginia Manor    Flex Industrial                          0.00000%
7b  1550 Gude         Flex Industrial                          0.00000%
7c  1500 Gude         Flex Industrial                          0.00000%
-----------------------------------------------------------------------------------------------------------------------------------
 8  Greeley Mall      Anchored               6.1800%           0.08300%         Actual/360            120               120
 9  Westside Centre   Anchored               4.2700%           0.03300%           30/360              120               120
10  First Union Plaza Suburban               5.6000%           0.03300%         Actual/360            120               117
11  Miller/ WRI       Anchored               5.6050%           0.03300%         Actual/360            120               118
    Portfolio -
    Thorncreek
    Crossing
12  Miller/ WRI       Shadow/Weak            5.6050%           0.03300%         Actual/360            120               118
    Portfolio -       Anchored
    Lowry Town Center
-----------------------------------------------------------------------------------------------------------------------------------
13  Courtyard         Full Service           5.9000%           0.03300%         Actual/360            120               118
    Marriott at
    Tysons Corner
14  Royal & Sun       Suburban               5.0000%           0.03300%         Actual/360            120               116
    Alliance Building
15  Motorola Office   Suburban               5.4200%           0.03300%         Actual/360            108               108
    Building
16  Dartmouth Towne   Anchored               4.6100%           0.03300%         Actual/360            180               180
    Center
17  Tallgrass         Multifamily            5.2900%           0.08300%         Actual/360            120               118
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
18  Bouquet Shopping  Anchored               6.0300%           0.08300%         Actual/360            120               117
    Center
19  31st Street       Anchored               5.6350%           0.03300%         Actual/360            120               116
    Retail
20  Tower             Various                5.2000%           0.03300%         Actual/360            120               120
    Development
    Portfolio
20a 11311 White Rock  Warehouse/Office                         0.00000%
    Road
20b 2751 Mercantile   Warehouse/Office                         0.00000%
    Drive
-----------------------------------------------------------------------------------------------------------------------------------
20c 11340 White Rock  Warehouse/Office                         0.00000%
    Road
20d 4510 Orange       Suburban                                 0.00000%
    Grove Avenue
20e 11321 White Rock  Warehouse/Office                         0.00000%
    Road
20f 4378 Auburn Blvd. Suburban                                 0.00000%
21  Circle Business   Suburban               5.1300%           0.03300%         Actual/360            120               119
    Center
-----------------------------------------------------------------------------------------------------------------------------------
22  Sun Valley        Manufactured           6.1900%           0.03300%         Actual/360            120               119
    Village           Housing Community
    Manufactured
    Housing Community
23  411 West 13th     Urban                  5.3800%           0.03300%         Actual/360            120               117
    Street
24  Leiner Health     Warehouse/Distribution 5.7000%           0.03300%         Actual/360            120               119
    Products Building
25  Garden Ridge      Free-Standing          5.7000%           0.03300%         Actual/360            120               119
    Retail
26  Reston Glen       Multifamily            5.4400%           0.06300%         Actual/360            120               117
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
27  Golden Gate       Various                4.8470%           0.03300%           30/360              84                79
    Portfolio
27a Golden Gate       Anchored                                 0.00000%
    Portfolio -
    Golden Gate
    Shopping Center
27b Golden Gate       Free-Standing                            0.00000%
    Portfolio -
    Circuit City-
    Cary
27c Golden Gate       Free-Standing                            0.00000%
    Portfolio -
    Eckerds - 12th
    Street
27d Golden Gate       Free-Standing                            0.00000%
    Portfolio -
    Eckerds - Peach
    & Zimmerly
-----------------------------------------------------------------------------------------------------------------------------------
28  Corpus Christi    Various                5.9300%           0.08300%         Actual/360            120               117
    Business Park
    Portfolio
28a Windchase         Unanchored                               0.00000%
    Shopping Center
28b Corpus Christi    Flex                                     0.00000%
    Business Park
28c Park 37 Business  Flex                                     0.00000%
    Park
                    28d Pharaoh Plaza Unanchored 0.00000%
-----------------------------------------------------------------------------------------------------------------------------------
29  Westport Retail   Anchored               5.6400%           0.03300%         Actual/360            120               116
30  Georgian Bay      Multifamily            5.3900%           0.08300%         Actual/360            120               118
    Apartments 2
31  WESCO 3           Warehouse/Distribution 6.5000%           0.08300%         Actual/360            120               114
31a WESCO 3 -         Warehouse/Distribution                   0.00000%
    Phoenix Brown
31b WESCO 3 - Detroit Warehouse/Distribution                   0.00000%
-----------------------------------------------------------------------------------------------------------------------------------
31c WESCO 3 - Fort    Warehouse/Distribution                   0.00000%
    Myers
31d WESCO 3 - Denver  Warehouse/Distribution                   0.00000%
31e WESCO 3 -         Warehouse/Distribution                   0.00000%
    Indianapolis
31f WESCO 3 -         Warehouse/Distribution                   0.00000%
    Anchorage
31g WESCO 3 -         Warehouse/Distribution                   0.00000%
    Bakersfield
-----------------------------------------------------------------------------------------------------------------------------------
31h WESCO 3 - Deer    Warehouse/Distribution                   0.00000%
    Park
31i WESCO 3 - Augusta Warehouse/Distribution                   0.00000%
31j WESCO 3 -         Warehouse/Distribution                   0.00000%
    Burilington
31k WESCO 3 - North   Warehouse/Distribution                   0.00000%
    Fargo
31l WESCO 3 -         Warehouse/Distribution                   0.00000%
    Billings
-----------------------------------------------------------------------------------------------------------------------------------
31m WESCO 3 -         Warehouse/Distribution                   0.00000%
    Beaumont
31n WESCO 3 - York    Warehouse/Distribution                   0.00000%
31o WESCO 3 - Wichita Warehouse/Distribution                   0.00000%
31p WESCO 3 - Decatur Warehouse/Distribution                   0.00000%
31q WESCO 3 -         Warehouse/Distribution                   0.00000%
    Coldwater
-----------------------------------------------------------------------------------------------------------------------------------
32  Inland Eckerd     Anchored               4.9700%           0.03300%           30/360              84                77
    Portfolio 2
32a Inland Eckerd     Anchored                                 0.00000%
    Portfolio 2 -
    Eckerd - Rt. 51
    & 88
32b Inland Eckerd     Anchored                                 0.00000%
    Portfolio 2 -
    Eckerd -
    Monroeville &
    Jameson
32c Inland Eckerd     Anchored                                 0.00000%
    Portfolio 2 -
    Eckerd - Rt. 286
32d Inland Eckerd     Anchored                                 0.00000%
    Portfolio 2 -
    Eckerd -Rt. 130
    & Pleasant Valley
-----------------------------------------------------------------------------------------------------------------------------------
32e Inland Eckerd     Anchored                                 0.00000%
    Portfolio 2 -
    Eckerd - Old
    Freeport & Pillow
32f Inland Eckerd     Anchored                                 0.00000%
    Portfolio 2 -
    Eckerd - Rt. 22
    & Cove
33  Central Avenue    Anchored               6.2450%           0.03300%         Actual/360            120               120
    Shopping Center
34  Richboro          Shadow/Weak            5.7100%           0.08300%         Actual/360            120               119
    Shopping Center   Anchored
35  Crystal Lake      Multifamily            5.6700%           0.03300%         Actual/360            84                83
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
36  Sandia            Warehouse              5.6200%           0.03300%         Actual/360            120               119
    Distribution
    Center
37  The Village at    Multifamily            5.6500%           0.03300%         Actual/360            120               117
    Wesley Chapel
    Apartments
38  AmeriTel Boise    Limited Service        6.4900%           0.03300%         Actual/360            120               118
    Spectrum
39  Coral Club        Multifamily            5.2000%           0.08300%         Actual/360            120               118
    Apartments
40  Greenoaks         Manufactured           6.1800%           0.03300%         Actual/360            120               120
    Manufactured      Housing Community
    Housing Community
-----------------------------------------------------------------------------------------------------------------------------------
41  Inland Eckerd     Anchored               4.9700%           0.03300%           30/360              84                77
    Portfolio 3
41a Inland Eckerd     Anchored                                 0.00000%
    Portfolio 3 -
    Eckerd - Broad &
    Bailey
41b Inland Eckerd     Anchored                                 0.00000%
    Portfolio 3 -
    Eckerd - Rt. 119
    & York
41c Inland Eckerd     Anchored                                 0.00000%
    Portfolio 3 -
    Eckerd - Genesee
    and Pine
41d Inland Eckerd     Anchored                                 0.00000%
    Portfolio 3 -
    Eckerd -
    Millersport
    Highway
-----------------------------------------------------------------------------------------------------------------------------------
41e Inland Eckerd     Anchored                                 0.00000%
    Portfolio 3 -
    Eckerd - Central
    & Millard
    Fillmore
42  Extra Space Self  Self-Storage           4.9000%           0.03300%         Actual/360            120               119
    Storage
43  Meadowbrook at    Multifamily            5.6500%           0.08300%         Actual/360            120               114
    Kings Grant
    Apartments
44  679 Madison       Unanchored/Residences  4.9200%           0.08300%         Actual/360            120               119
    Avenue
45  York Plaza        Anchored               5.7700%           0.07300%         Actual/360            120               116
-----------------------------------------------------------------------------------------------------------------------------------
46  Regal Cinemas     Shadow/Weak            5.7000%           0.03300%         Actual/360            180               178
    Land Portfolio    Anchored
46a Regal Cinemas     Shadow/Weak Anchored                     0.00000%
    Land Portfolio -
    Regal - Kennesaw
46b Regal Cinemas     Shadow/Weak Anchored                     0.00000%
    Land Portfolio -
    Regal - Lynwood
46c Regal Cinemas     Shadow/Weak Anchored                     0.00000%
    Land Portfolio -
    Regal -
    Chesapeake
47  Whittier Gateway  Free-Standing          5.3000%           0.03300%         Actual/360            120               118
-----------------------------------------------------------------------------------------------------------------------------------
48  West Deptford     Self-Storage           5.5300%           0.08300%         Actual/360            84                83
    Self Storage 3
49  Family Tree       Multifamily            5.4000%           0.03300%         Actual/360            120               114
    Apartments
50  Ocean Springs     Anchored               5.9250%           0.03300%         Actual/360            180               180
    Shopping Center
51  Eastern States    Various                5.4500%           0.08300%         Actual/360            120               119
    Portfolio 4
51a First State       Flex                   0.0000%           0.00000%
    Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
51b Penflex III       Flex                   0.0000%           0.00000%
52  Kennametal        Warehouse/Distribution 5.7400%           0.03300%         Actual/360            120               116
53  AmeriTel Boise    Limited Service        6.4900%           0.03300%         Actual/360            120               118
    Towne Square
54  Raintree          Multifamily            5.3500%           0.03300%         Actual/360            120               117
    Apartments
55  Victory Creek     Multifamily            5.5200%           0.03300%         Actual/360            120               119
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
56  Wallace Plaza     Anchored               5.7600%           0.03300%         Actual/360            120               119
57  Coral Desert      Medical/Office         5.3500%           0.03300%         Actual/360            120               119
    Health Center
58  Carefree          Shadow/Weak            5.6800%           0.03300%         Actual/360            120               118
    Marketplace       Anchored
59  1326 North        Flex                   5.5700%           0.03300%         Actual/360            120               116
    Market Boulevard
60  Carriage Square   Unanchored             6.4700%           0.03300%         Actual/360            120               120
    Shopping Center
-----------------------------------------------------------------------------------------------------------------------------------
61  Kulick Road       Warehouse/Office       5.0500%           0.03300%         Actual/360            120               119
62  Cactus Road       Self-Storage           5.9000%           0.08300%         Actual/360            120               116
    Self-Storage
63  Gilbert           Self-Storage           5.9000%           0.08300%         Actual/360            120               116
    Self-Storage
64  Walnut Chestnut   Multifamily            5.0500%           0.08300%         Actual/360            120               117
    Park Plaza
65  Albertson's -     Anchored               5.6800%           0.03300%         Actual/360            120               119
    Montana
-----------------------------------------------------------------------------------------------------------------------------------
66  Albertson's -     Anchored               5.6800%           0.03300%         Actual/360            120               119
    Montwood
67  3737 Birch Street Urban                  5.4000%           0.03300%         Actual/360            120               118
68  Northlake         Shadow Anchored        4.8700%           0.08300%         Actual/360            60                58
    Shopping Center
69  Salt Lake City    Garden                 6.0150%           0.03300%         Actual/360            120               115
    Multifamily -
    The Gardens
70  Salt Lake City    Garden                 6.0150%           0.03300%         Actual/360            120               115
    Multifamily -
    Highland East
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
71  Monticello        Garden                 5.8700%           0.05300%         Actual/360            120               119
    Crossroads
    Apartments
72  Forest City       Anchored               6.1200%           0.12300%         Actual/360            120               117
    Retail
73  Patriot Village   Shadow Anchored        5.7800%           0.14300%         Actual/360            132               130
74  Waterford Lakes   Medical/Office         6.4300%           0.03300%         Actual/360            120               120
    Medical Building
    2
75  Gloria Center     Urban                  5.8400%           0.03300%         Actual/360            120               120
    Office
-----------------------------------------------------------------------------------------------------------------------------------
76  Elm Properties    Warehouse/Office       5.6100%           0.03300%         Actual/360            180               177
    Warehouse
77  Storage USA -     Self-Storage           5.4400%           0.03300%         Actual/360            120               119
    Lexington Park
78  Tamaron Manor     Multifamily            5.6300%           0.08300%         Actual/360            120               116
    Apartments
79  Westminster Club  Multifamily            5.8000%           0.03300%         Actual/360            120               116
    Apartments
80  Bay Park          Multifamily            5.3500%           0.03300%         Actual/360            120               119
    Apartments 2
-----------------------------------------------------------------------------------------------------------------------------------
81  Pine Lake         Medical/Office         5.9500%           0.04300%         Actual/360            120               115
    Medical Buildings
82  Kash N Karry      Anchored               6.1000%           0.03300%         Actual/360            180               180
83  Whitney Ranch     Flex                   5.6500%           0.03300%         Actual/360            120               116
    Business Center
84  125 Tremont       Mixed Use              5.8400%           0.03300%         Actual/360            120               115
    Street
85  Twain Plaza       Unanchored             5.9600%           0.08300%         Actual/360            120               117
-----------------------------------------------------------------------------------------------------------------------------------
86  2251 Rutherford   Urban                  5.1500%           0.08300%         Actual/360            84                82
    Road
87  Coxhead           Mid-Rise               5.2500%           0.05300%         Actual/360            120               118
    Apartments
88  Storme Apartment  Various                5.8600%           0.03300%         Actual/360            120               119
    Portfolio
88a Brookside Oval    Multifamily
88b Shady Cove        Multifamily
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
88c Brookside Way     Multifamily
89  The Safe Place    Self-Storage           5.8500%           0.08300%         Actual/360            180               178
    Mini Storage
90  Walgreen's        Anchored               5.1000%           0.03300%         Actual/360            120               119
    Norfolk
91  160 West 72nd     Mixed Use              6.0500%           0.03300%         Actual/360            120               115
    Street
92  ABX Distribution  Warehouse              5.3500%           0.10300%         Actual/360            120               120
    Building
-----------------------------------------------------------------------------------------------------------------------------------
93  Palms at Green    Flex Industrial        5.7900%           0.05300%         Actual/360            120               119
    Valley
94  Los Olivos        Garden                 6.1300%           0.05300%         Actual/360            120               119
    Apartments
95  Chaparral Court   Unanchored             6.0000%           0.05300%         Actual/360            120               118
96  West Pearland     Shadow Anchored        5.7900%           0.03300%         Actual/360            180               179
    Retail
97  Flotilla Street   Warehouse              5.4900%           0.10300%         Actual/360            120               118
-----------------------------------------------------------------------------------------------------------------------------------
98  CVS-Milton        Anchored               5.8400%           0.03300%         Actual/360            120               115
99  Twin Creeks Flex  Warehouse/Office       7.9300%           0.03300%         Actual/360            120               103
    Building
100 REMAX Office      Suburban               5.9500%           0.10300%         Actual/360            120               119
    Building




                          Original          Remaining            First           Maturity           Annual            Monthly
                        Amortization       Amortization         Payment            Date              Debt              Debt
ID    Property Name      Term (mos.)       Term (mos.)           Date             or APD          Service (2)       Service (2)
-----------------------------------------------------------------------------------------------------------------------------------
 1  3 Times Square 1         220               218             7/15/2003        10/14/2021          9,974,294        831,191.20

 2  Jefferson Plaza          360               359             9/1/2003          8/1/2013           4,245,173        353,764.40
    I and II
 3  Barrett Pavilion          0                 0              9/1/2003          8/1/2010           2,050,400        170,866.67

 4  Plaza America            360               359             9/8/2003          8/8/2013           3,046,241        253,853.39
    Office Towers
    III and IV
 5  North Crescent           300               294             4/1/2003          3/1/2013           3,176,806        264,733.81
    Plaza
-----------------------------------------------------------------------------------------------------------------------------------
 6  Carmel Mountain          360               357             7/1/2003          6/1/2013           2,424,129        202,010.78
    Ranch Shopping
    Center
 7  Alexandria               360               360             10/1/2003         9/1/2013           2,242,401        186,866.74
    Portfolio
7a  Virginia Manor
7b  1550 Gude
7c  1500 Gude
-----------------------------------------------------------------------------------------------------------------------------------
 8  Greeley Mall             300               300             10/1/2003         9/1/2013           2,359,257        196,604.73

 9  Westside Centre           0                 0              10/1/2003         9/1/2013           1,253,245        104,437.08

10  First Union Plaza        360               357             7/1/2003          6/1/2013           1,928,905        160,742.11

11  Miller/ WRI              360               358             8/1/2003          7/1/2013           1,330,297        110,858.10
    Portfolio -
    Thorncreek
    Crossing
12  Miller/ WRI              360               358             8/1/2003          7/1/2013             551,418         45,951.54
    Portfolio -
    Lowry Town Center
-----------------------------------------------------------------------------------------------------------------------------------
13  Courtyard                300               298             8/1/2003          7/1/2013           2,021,825        168,485.45
    Marriott at
    Tysons Corner
14  Royal & Sun              120               116             6/1/2003          5/1/2013           2,800,130        233,344.13
    Alliance Building
15  Motorola Office          330               330             10/1/2003         9/1/2012           1,499,987        124,998.91
    Building
16  Dartmouth Towne          180               180             10/1/2003         9/1/2018           1,849,505        154,125.42
    Center
17  Tallgrass                360               358             8/1/2003          7/1/2013           1,314,601        109,550.05
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
18  Bouquet Shopping         360               357             7/1/2003          6/1/2013           1,335,287        111,273.92
    Center
19  31st Street              360               356             6/1/2003          5/1/2013           1,141,050         95,087.51
    Retail
20  Tower                    300               300             10/1/2003         9/1/2013           1,168,334         97,361.13
    Development
    Portfolio
20a 11311 White Rock
    Road
20b 2751 Mercantile
    Drive
-----------------------------------------------------------------------------------------------------------------------------------
20c 11340 White Rock Road
20d 4510 Orange Grove Avenue
20e 11321 White Rock
    Road
20f 4378 Auburn Blvd.
21  Circle Business          360               359             9/1/2003          8/1/2013            1,026,393         85,532.76
    Center
-----------------------------------------------------------------------------------------------------------------------------------
22  Sun Valley               360               359             9/1/2003          8/1/2013            1,101,276         91,773.03
    Village
    Manufactured
    Housing Community
23  411 West 13th            324               324             7/1/2003          6/1/2013            1,019,368         84,947.34
    Street
24  Leiner Health            360               359             9/1/2003          8/1/2013              501,466         41,788.83
    Products Building
25  Garden Ridge             360               359             9/1/2003          8/1/2013              491,019         40,918.23
    Retail
26  Reston Glen              360               357             7/1/2003          6/1/2013              846,045         70,503.78
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
27  Golden Gate               0                 0              5/1/2003          4/1/2010              576,820         48,068.34
    Portfolio
27a Golden Gate Portfolio - Golden Gate Shopping Center
27b Golden Gate Portfolio - Circuit
    City- Cary
27c Golden Gate Portfolio - Eckerds -
    12th Street
27d Golden Gate Portfolio - Eckerds - Peach & Zimmerly
-----------------------------------------------------------------------------------------------------------------------------------
28  Corpus Christi           300               297             7/1/2003          6/1/2013              837,158         69,763.19
    Business Park
    Portfolio
28a Windchase Shopping Center
28b Corpus Christi Business Park
28c Park 37 Business Park
28d Pharaoh Plaza
-----------------------------------------------------------------------------------------------------------------------------------
29  Westport Retail          360               360             6/1/2003          5/1/2013             691,925         57,660.38

30  Georgian Bay             360               358             8/1/2003          7/1/2013             659,626         54,968.86
    Apartments 2
31  WESCO 3                  264               258             4/1/2003          3/1/2013             838,416         69,868.02

31a WESCO 3 - Phoenix Brown
31b WESCO 3 - Detroit
-----------------------------------------------------------------------------------------------------------------------------------
31c WESCO 3 - Fort
    Myers
31d WESCO 3 - Denver
31e WESCO 3 - Indianapolis
31f WESCO 3 -
    Anchorage
31g WESCO 3 - Bakersfield
-----------------------------------------------------------------------------------------------------------------------------------
31h WESCO 3 - Deer
    Park
31i WESCO 3 - Augusta
31j WESCO 3 -
    Burilington
31k WESCO 3 - North Fargo
31l WESCO 3 -
    Billings
-----------------------------------------------------------------------------------------------------------------------------------
31m WESCO 3 -
    Beaumont
31n WESCO 3 - York
31o WESCO 3 - Wichita
31p WESCO 3 - Decatur
31q WESCO 3 -
    Coldwater
-----------------------------------------------------------------------------------------------------------------------------------
32  Inland Eckerd             0                 0              3/1/2003          2/1/2010             471,651         39,304.27
    Portfolio 2
32a Inland Eckerd Portfolio 2 - Eckerd
    - Rt. 51 & 88
32b Inland Eckerd Portfolio 2 - Eckerd - Monroeville &
    Jameson
32c Inland Eckerd Portfolio 2 - Eckerd
    - Rt. 286
32d Inland Eckerd Portfolio 2 - Eckerd -Rt. 130 &
    Pleasant Valley
-----------------------------------------------------------------------------------------------------------------------------------
32e Inland Eckerd Portfolio 2 - Eckerd - Old Freeport &
    Pillow
32f Inland Eckerd Portfolio 2 - Eckerd - Rt. 22 & Cove
33  Central Avenue           360               360             10/1/2003         9/1/2013             642,469         53,539.11
    Shopping Center
34  Richboro                 300               299             9/1/2003          8/1/2013             646,746         53,895.47
    Shopping Center
35  Crystal Lake             360               359             9/1/2003          8/1/2010             594,236         49,519.66
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
36  Sandia                   360               359             9/1/2003          8/1/2013             586,848         48,903.96
    Distribution
    Center
37  The Village at           360               357             7/1/2003          6/1/2013             568,000         47,333.33
    Wesley Chapel
    Apartments
38  AmeriTel Boise           240               238             8/1/2003          7/1/2013             689,707         57,475.55
    Spectrum
39  Coral Club               360               358             8/1/2003          7/1/2013             507,378         42,281.54
    Apartments
40  Greenoaks                360               360             10/1/2003         9/1/2013             561,056         46,754.64
    Manufactured
    Housing Community
-----------------------------------------------------------------------------------------------------------------------------------
41  Inland Eckerd             0                 0              3/1/2003          2/1/2010             374,564         31,213.69
    Portfolio 3
41a Inland Eckerd Portfolio 3 - Eckerd - Broad & Bailey
41b Inland Eckerd Portfolio 3 - Eckerd - Rt. 119 & York
41c Inland Eckerd Portfolio 3 - Eckerd - Genesee and Pine
41d Inland Eckerd Portfolio 3 - Eckerd - Millersport
    Highway
-----------------------------------------------------------------------------------------------------------------------------------
41e Inland Eckerd Portfolio 3 - Eckerd - Central &
    Millard Fillmore
42  Extra Space Self         360               359             9/1/2003          8/1/2013             477,654         39,804.50
    Storage
43  Meadowbrook at           360               354             4/1/2003          3/1/2013             519,512         43,292.68
    Kings Grant
    Apartments
44  679 Madison              360               359             9/1/2003          8/1/2013             446,832         37,236.01
    Avenue
45  York Plaza               330               326             6/1/2003          5/1/2013             508,286         42,357.18

-----------------------------------------------------------------------------------------------------------------------------------
46  Regal Cinemas            180               178             8/1/2003          7/1/2018             690,331         57,527.59
    Land Portfolio
46a Regal Cinemas Land Portfolio - Regal - Kennesaw
46b Regal Cinemas Land Portfolio - Regal - Lynwood
46c Regal Cinemas Land Portfolio - Regal - Chesapeake
47  Whittier Gateway         360               358             8/1/2003          7/1/2013             443,133         36,927.76
-----------------------------------------------------------------------------------------------------------------------------------
48  West Deptford            300               299             9/1/2003          8/1/2010             472,996         39,416.34
    Self Storage 3
49  Family Tree              360               354             4/1/2003          3/1/2013             421,148         35,095.67
    Apartments
50  Ocean Springs            180               180             10/1/2003         9/1/2018             624,819         52,068.24
    Shopping Center
51  Eastern States           240               239             9/1/2003          8/1/2013             476,806         39,733.85
    Portfolio 4
51a First State
    Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
51b Penflex III
52  Kennametal               300               296             6/1/2003          5/1/2013             432,724         36,060.32

53  AmeriTel Boise           240               238             8/1/2003          7/1/2013             492,137         41,011.40
    Towne Square
54  Raintree                 360               357             7/1/2003          6/1/2013             358,502         29,875.13
    Apartments
55  Victory Creek            360               359             9/1/2003          8/1/2013             361,912         30,159.36
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
56  Wallace Plaza            300               299             9/1/2003          8/1/2013             396,718         33,059.82

57  Coral Desert             330               329             9/1/2003          8/1/2013             361,482         30,123.50
    Health Center
58  Carefree                 360               360             8/1/2003          7/1/2013             357,905         29,825.38
    Marketplace
59  1326 North               360               356             6/1/2003          5/1/2013             343,313         28,609.43
    Market Boulevard
60  Carriage Square          300               300             10/1/2003         9/1/2013             387,840         32,320.02
    Shopping Center
-----------------------------------------------------------------------------------------------------------------------------------
61  Kulick Road              360               359             9/1/2003          8/1/2013             291,536         24,294.67

62  Cactus Road              300               296             6/1/2003          5/1/2013             218,265         18,188.77
    Self-Storage
63  Gilbert                  300               296             6/1/2003          5/1/2013             126,364         10,530.34
    Self-Storage
64  Walnut Chestnut          360               357             7/1/2003          6/1/2013             282,466         23,538.84
    Park Plaza
65  Albertson's -            360               359             9/1/2003          8/1/2013             284,934         23,744.48
    Montana
-----------------------------------------------------------------------------------------------------------------------------------
66  Albertson's -            360               359             9/1/2003          8/1/2013             284,934         23,744.48
    Montwood
67  3737 Birch Street        360               358             8/1/2003          7/1/2013             269,535         22,461.23

68  Northlake                360               358             8/1/2003          7/1/2008             247,527         20,627.29
    Shopping Center
69  Salt Lake City           360               355             5/1/2003          4/1/2013             216,186         18,015.46
    Multifamily -
    The Gardens
70  Salt Lake City           360               355             5/1/2003          4/1/2013              64,856          5,404.64
    Multifamily -
    Highland East
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
71  Monticello               360               359             9/1/2003          8/1/2013             273,143         22,761.90
    Crossroads
    Apartments
72  Forest City              360               357             7/1/2003          6/1/2013             276,923         23,076.92
    Retail
73  Patriot Village          360               358             8/1/2003          7/1/2014             259,953         21,662.76

74  Waterford Lakes          300               300             10/1/2003         9/1/2013             294,532         24,544.35
    Medical Building
    2
75  Gloria Center            360               360             10/1/2003         9/1/2013             247,507         20,625.60
    Office
-----------------------------------------------------------------------------------------------------------------------------------
76  Elm Properties           180               177             7/1/2003          6/1/2018             345,632         28,802.63
    Warehouse
77  Storage USA -            300               299             9/1/2003          8/1/2013             252,751         21,062.58
    Lexington Park
78  Tamaron Manor            300               296             6/1/2003          5/1/2013             251,486         20,957.19
    Apartments
79  Westminster Club         360               356             6/1/2003          5/1/2013             233,410         19,450.86
    Apartments
80  Bay Park                 360               359             9/1/2003          8/1/2013             217,781         18,148.45
    Apartments 2
-----------------------------------------------------------------------------------------------------------------------------------
81  Pine Lake                300               295             5/1/2003          4/1/2013            250,087         20,840.58
    Medical Buildings
82  Kash N Karry             300               300             10/1/2003         9/1/2018            245,862         20,488.48

83  Whitney Ranch            360               356             6/1/2003          5/1/2013            218,195         18,182.93
    Business Center
84  125 Tremont              360               355             5/1/2003          4/1/2013            212,149         17,679.08
    Street
85  Twain Plaza              300               297             7/1/2003          6/1/2013            227,218         18,934.83
-----------------------------------------------------------------------------------------------------------------------------------
86  2251 Rutherford          300               298             8/1/2003          7/1/2010             206,490         17,207.52
    Road
87  Coxhead                  300               298             8/1/2003          7/1/2013             204,943         17,078.56
    Apartments
88  Storme Apartment         360               359             9/1/2003          8/1/2013             198,435         16,536.22
    Portfolio
88a Brookside Oval
88b Shady Cove Apartments
-----------------------------------------------------------------------------------------------------------------------------------
88c Brookside Way
89  The Safe Place           300               298             8/1/2003          7/1/2018            209,604         17,466.99
    Mini Storage
90  Walgreen's               360               359             9/1/2003          8/1/2013            162,885         13,573.74
    Norfolk
91  160 West 72nd            360               355             5/1/2003          4/1/2013            175,406         14,617.15
    Street
92  ABX Distribution         300               300             10/1/2003         9/1/2013            167,025         13,918.72
    Building
-----------------------------------------------------------------------------------------------------------------------------------
93  Palms at Green           360               359             9/1/2003          8/1/2013            158,251         13,187.62
    Valley
94  Los Olivos               360               359             9/1/2003          8/1/2013            156,847         13,070.58
    Apartments
95  Chaparral Court          300               298             8/1/2003          7/1/2013            162,364         13,530.33

96  West Pearland            180               179             9/1/2003          8/1/2018            204,808         17,067.35
    Retail
97  Flotilla Street          300               298             8/1/2003          7/1/2013            143,557         11,963.06

-----------------------------------------------------------------------------------------------------------------------------------
98  CVS-Milton               360               355               37742           4/1/2013            114,914          9,576.17
99  Twin Creeks Flex         360               343               37377           4/1/2012            140,384         11,698.69
    Building
100 REMAX Office             300               299             9/1/2003          8/1/2013             80,028          6,668.98
    Building




                          Remaining                                                 ARD             Crossed
                        Interest Only                                              Loan              With
ID    Property Name     Period (mos.)        Lockbox       Lockbox Type            (Y/N)          Other Loans        DSCR (2)
-----------------------------------------------------------------------------------------------------------------------------------
 1  3 Times Square 1                           Yes         Hard In-Place            No                No             2.35 (3)
 2  Jefferson Plaza                            Yes         In Place - Hard          No                No               1.70
    I and II
 3  Barrett Pavilion         83                Yes         Springing,               No                No               2.82
                                                                Soft/Hard
 4  Plaza America                              Yes         In Place - Hard          No                No             1.29 (4)
    Office Towers
    III and IV
 5  North Crescent                             Yes         In Place, Hard           No                No               1.43
    Plaza
-----------------------------------------------------------------------------------------------------------------------------------
 6  Carmel Mountain                            Yes         In Place, Soft           No                No             1.38 (5)
    Ranch Shopping
    Center
 7  Alexandria                                 Yes         Springing, Hard          No                No               1.37
    Portfolio
7a  Virginia Manor
7b  1550 Gude
7c  1500 Gude
-----------------------------------------------------------------------------------------------------------------------------------
 8  Greeley Mall                               Yes         In Place, Soft           No                No               1.57
 9  Westside Centre          120               Yes         Springing,               No                No               3.08
                                                                Soft/Hard
10  First Union Plaza                          Yes         In Place, Soft           No                No               1.55
11  Miller/ WRI                                Yes         In Place, Soft           No                Yes              1.51
    Portfolio -                                            to Hard
    Thorncreek
    Crossing
12  Miller/ WRI                                Yes         In Place, Soft           No                Yes              1.64
    Portfolio -                                            to Hard
    Lowry Town Center
-----------------------------------------------------------------------------------------------------------------------------------
13  Courtyard                                  Yes         Springing                Yes               No               1.68
    Marriott at
    Tysons Corner
14  Royal & Sun                                Yes         Springing                No                No               1.17
    Alliance Building
15  Motorola Office                            Yes         Hard (A/B),              Yes               No               1.57
    Building                                               In-Place
16  Dartmouth Towne                            Yes         Springing                No                No               1.73
    Center
17  Tallgrass                                  Yes         Hard, In-Place           No                No               1.62
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
18  Bouquet Shopping                           Yes         Springing                No                No               1.38
    Center
19  31st Street                                Yes         In Place, Hard           No                No               1.48
    Retail
20  Tower                                       No         NAP                      No                No               1.38
    Development
    Portfolio
20a 11311 White Rock
    Road
20b 2751 Mercantile
    Drive
-----------------------------------------------------------------------------------------------------------------------------------
20c 11340 White Rock
    Road
20d 4510 Orange
    Grove Avenue
20e 11321 White Rock
    Road
20f 4378 Auburn Blvd.
21  Circle Business                             No         NAP                      No                No               1.57
    Center
-----------------------------------------------------------------------------------------------------------------------------------
22  Sun Valley                                  No         NAP                      No                No               1.31
    Village
    Manufactured
    Housing Community
23  411 West 13th            33                Yes         In Place, Soft           No                No               2.02
    Street
24  Leiner Health                              Yes         Springing, Hard          No                Yes              1.60
    Products Building
25  Garden Ridge                               Yes         In Place, Soft           No                Yes              1.62
    Retail
26  Reston Glen                                 No         NAP                      No                No               1.50
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
27  Golden Gate              79                 No         NAP                      No                No               3.07
    Portfolio
27a Golden Gate
    Portfolio -
    Golden Gate
    Shopping Center
27b Golden Gate
    Portfolio -
    Circuit City-
    Cary
27c Golden Gate
    Portfolio -
    Eckerds - 12th
    Street
27d Golden Gate
    Portfolio -
    Eckerds - Peach
    & Zimmerly
-----------------------------------------------------------------------------------------------------------------------------------
28  Corpus Christi                              No         NAP                      No                No               1.49
    Business Park
    Portfolio
28a Windchase
    Shopping Center
28b Corpus Christi
    Business Park
28c Park 37 Business
    Park
28d Pharaoh Plaza
-----------------------------------------------------------------------------------------------------------------------------------
29  Westport Retail          44                Yes         Springing                No                No               2.09
30  Georgian Bay                                No         NAP                      No                No               1.48
    Apartments 2
31  WESCO 3                                    Yes         In Place, Hard           No                No               1.57
31a WESCO 3 -
    Phoenix Brown
31b WESCO 3 - Detroit
-----------------------------------------------------------------------------------------------------------------------------------
31c WESCO 3 - Fort
    Myers
31d WESCO 3 - Denver
31e WESCO 3 -
    Indianapolis
31f WESCO 3 -
    Anchorage
31g WESCO 3 -
    Bakersfield
-----------------------------------------------------------------------------------------------------------------------------------
31h WESCO 3 - Deer
    Park
31i WESCO 3 - Augusta
31j WESCO 3 -
    Burilington
31k WESCO 3 - North
    Fargo
31l WESCO 3 -
    Billings
-----------------------------------------------------------------------------------------------------------------------------------
31m WESCO 3 -
    Beaumont
31n WESCO 3 - York
31o WESCO 3 - Wichita
31p WESCO 3 - Decatur
31q WESCO 3 -
    Coldwater
-----------------------------------------------------------------------------------------------------------------------------------
32  Inland Eckerd            77                Yes         Springing,               No                No               3.17
    Portfolio 2                                            Soft/Hard
32a Inland Eckerd
    Portfolio 2 -
    Eckerd - Rt. 51
    & 88
32b Inland Eckerd
    Portfolio 2 -
    Eckerd -
    Monroeville &
    Jameson
32c Inland Eckerd
    Portfolio 2 -
    Eckerd - Rt. 286
32d Inland Eckerd
    Portfolio 2 -
    Eckerd -Rt. 130
    & Pleasant Valley
-----------------------------------------------------------------------------------------------------------------------------------
32e Inland Eckerd
    Portfolio 2 -
    Eckerd - Old
    Freeport & Pillow
32f Inland Eckerd
    Portfolio 2 -
    Eckerd - Rt. 22
    & Cove
33  Central Avenue                              No         NAP                      No                No               1.44
    Shopping Center
34  Richboro                                    No         NAP                      No                No               1.55
    Shopping Center
35  Crystal Lake                                No         NAP                      No                No               1.44
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
36  Sandia                                      No         NAP                      No                No               1.55
    Distribution
    Center
37  The Village at                              No         NAP                      No                No               1.43
    Wesley Chapel
    Apartments
38  AmeriTel Boise                              No         NAP                      No                No               2.01
    Spectrum
39  Coral Club                                  No         NAP                      No                No               1.57
    Apartments
40  Greenoaks                                   No         NAP                      No                No               1.32
    Manufactured
    Housing Community
-----------------------------------------------------------------------------------------------------------------------------------
41  Inland Eckerd            77                Yes         Springing,               No                No               3.11
    Portfolio 3                                            Soft/Hard
41a Inland Eckerd
    Portfolio 3 -
    Eckerd - Broad &
    Bailey
41b Inland Eckerd
    Portfolio 3 -
    Eckerd - Rt. 119
    & York
41c Inland Eckerd
    Portfolio 3 -
    Eckerd - Genesee
    and Pine
41d Inland Eckerd
    Portfolio 3 -
    Eckerd -
    Millersport
    Highway
-----------------------------------------------------------------------------------------------------------------------------------
41e Inland Eckerd
    Portfolio 3 -
    Eckerd - Central
    & Millard
    Fillmore
42  Extra Space Self                            No         NAP                      No                No               1.90
    Storage
43  Meadowbrook at                              No         NAP                      No                No               1.61
    Kings Grant
    Apartments
44  679 Madison                                Yes         Hard (A/B),              Yes               No               2.44
    Avenue                                                 In-Place
45  York Plaza                                 Yes         Hard (A/B), In-Place     Yes               No               1.58
-----------------------------------------------------------------------------------------------------------------------------------
46  Regal Cinemas                               No         NAP                      No                No               1.52
    Land Portfolio
46a Regal Cinemas
    Land Portfolio -
    Regal - Kennesaw
46b Regal Cinemas
    Land Portfolio -
    Regal - Lynwood
46c Regal Cinemas
    Land Portfolio -
    Regal -
    Chesapeake
47  Whittier Gateway                            No         NAP                      No                No               1.68
-----------------------------------------------------------------------------------------------------------------------------------
48  West Deptford                               No         NAP                      No                No               1.53
    Self Storage 3
49  Family Tree                                 No         NAP                      No                No               1.82
    Apartments
50  Ocean Springs                               No         NAP                      No                No               1.14
    Shopping Center
51  Eastern States                              No         NAP                      No                No               1.70
    Portfolio 4
51a First State
    Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
51b Penflex III
52  Kennametal                                 Yes         In Place, Soft           No                No               1.62
53  AmeriTel Boise                              No         NAP                      No                No               2.07
    Towne Square
54  Raintree                                    No         NAP                      No                No               1.56
    Apartments
55  Victory Creek                               No         NAP                      No                No               1.75
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
56  Wallace Plaza                               No         NAP                      No                No               1.60
57  Coral Desert                                No         NAP                      No                No               1.80
    Health Center
58  Carefree                 22                 No         NAP                      No                No               1.94
    Marketplace
59  1326 North                                  No         NAP                      No                No               1.56
    Market Boulevard
60  Carriage Square                             No         NAP                      No                No               1.46
    Shopping Center
-----------------------------------------------------------------------------------------------------------------------------------
61  Kulick Road                                 No         NAP                      No                No               1.99
62  Cactus Road                                 No         NAP                      No                Yes              1.52
    Self-Storage
63  Gilbert                                     No         NAP                      No                Yes              1.48
    Self-Storage
64  Walnut Chestnut                             No         NAP                      No                No               1.65
    Park Plaza
65  Albertson's -                               No         NAP                      No                No               1.59
    Montana
-----------------------------------------------------------------------------------------------------------------------------------
66  Albertson's -                               No         NAP                      No                No               1.64
    Montwood
67  3737 Birch Street                           No         NAP                      No                No               1.55
68  Northlake                                   No         NAP                      No                No               1.72
    Shopping Center
69  Salt Lake City                              No         NAP                      No                Yes              1.44
    Multifamily -
    The Gardens
70  Salt Lake City                              No         NAP                      No                Yes              1.43
    Multifamily -
    Highland East
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
71  Monticello                                  No         NAP                      No                No               1.44
    Crossroads
    Apartments
72  Forest City                                Yes         Springing, Hard          No                No               1.47
    Retail
73  Patriot Village                             No         NAP                      No                No               1.53
74  Waterford Lakes                            Yes         Hard (A/B),              No                No               1.40
    Medical Building                                       In-Place
    2
75  Gloria Center                               No         NAP                      No                No               1.94
    Office
-----------------------------------------------------------------------------------------------------------------------------------
76  Elm Properties                              No         NAP                      No                No               1.48
    Warehouse
77  Storage USA -                               No         NAP                      No                No               2.07
    Lexington Park
78  Tamaron Manor                               No         NAP                      No                No               1.34
    Apartments
79  Westminster Club                            No         NAP                      No                No               1.53
    Apartments
80  Bay Park                                    No         NAP                      No                No               1.48
    Apartments 2
-----------------------------------------------------------------------------------------------------------------------------------
81  Pine Lake                                   No         NAP                      No                No               1.41
    Medical Buildings
82  Kash N Karry                               Yes         Springing, Soft/Hard     No                No               1.43
83  Whitney Ranch                               No         NAP                      No                No               1.56
    Business Center
84  125 Tremont                                 No         NAP                      No                No               1.51
    Street
85  Twain Plaza                                 No         NAP                      No                No               1.56
-----------------------------------------------------------------------------------------------------------------------------------
86  2251 Rutherford                             No         NAP                      No                No               1.72
    Road
87  Coxhead                                     No         NAP                      No                No               1.44
    Apartments
88  Storme Apartment                            No         NAP                      No                No               1.89
    Portfolio
88a Brookside Oval
88b Shady Cove
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
88c Brookside Way
89  The Safe Place                              No         NAP                      No                No               1.62
    Mini Storage
90  Walgreen's                                 Yes         Hard (A/B),              Yes               No               1.96
    Norfolk                                                In-Place
91  160 West 72nd                               No         NAP                      No                No               1.47
    Street
92  ABX Distribution                            No         NAP                      No                No               1.59
    Building
-----------------------------------------------------------------------------------------------------------------------------------
93  Palms at Green                              No         NAP                      No                No               1.65
    Valley
94  Los Olivos                                  No         NAP                      No                No               1.72
    Apartments
95  Chaparral Court                             No         NAP                      No                No               1.53
96  West Pearland                               No         NAP                      No                No               1.42
    Retail
97  Flotilla Street                             No         NAP                      No                No               1.49
-----------------------------------------------------------------------------------------------------------------------------------
98  CVS-Milton                                 Yes         Hard (A/B), In-Place    Yes                No               1.55
99  Twin Creeks Flex                            No         NAP                      No                No               1.02
    Building
100 REMAX Office                                No         NAP                      No                No               1.61
    Building



                                                                                  Cut-Off             LTV
                            Grace            Payment           Appraised         Date LTV          Ratio at
ID    Property Name        Period              Date              Value             Ratio           Maturity      Address
-----------------------------------------------------------------------------------------------------------------------------------
 1  3 Times Square 1       2,4,20              15th              450,000,000    37.61% (3)         0.20% (3)     3 Times Square

 2  Jefferson Plaza           5                1st               119,000,000      52.89%            44.19%       1411 and 1421
    I and II                                                                                                     Jefferson Davis
                                                              80,000,000 (9)                                     Highway
 3  Barrett Pavilion          0                1st                              55.00% (9)        55.00% (9)     740 Barrett
                                                            115,400,000 (11)                                     Parkway
 4  Plaza America             0                8th                            73.60% (4)(11)    62.53% (4)(11)   11720 and 11730
    Office Towers                                                                                                Plaza America
    III and IV                                                                                                   Drive
 5  North Crescent            0                1st                55,000,000      72.17%            57.08%       360 North
    Plaza                                                                                                        Crescent Drive
-----------------------------------------------------------------------------------------------------------------------------------
 6  Carmel Mountain          10                1st                96,000,000    73.74% (5)        61.96% (5)     11602 Carmel
    Ranch Shopping                                                                                               Mountain Road
    Center
 7  Alexandria                5                1st                44,000,000      68.18%            58.54%       Various
    Portfolio
7a  Virginia Manor                                                25,000,000                                     8000, 9000 &
                                                                                                                 10000 Virginia
                                                                                                                 Manor
7b  1550 Gude                                                     10,000,000                                     1550 East Gude
                                                                                                                 Drive
7c  1500 Gude                                                      9,000,000                                     1500 East Gude
                                                                                                                 Drive
-----------------------------------------------------------------------------------------------------------------------------------
 8  Greeley Mall              5                1st                43,500,000      68.97%            53.90%       2050 Greeley
                                                                                                                 Mall Drive
 9  Westside Centre           0                1st                60,400,000      48.59%            48.59%       US Highway 72 &
                                                                                                                 Enterprise Way
10  First Union Plaza         5                1st                38,000,000      73.47%            61.88%       2200 West Main
                                                                                                                 Street
11  Miller/ WRI               5                1st            26,140,000 (7)    73.70% (7)        62.03% (7)     East 120th
    Portfolio -                                                                                                  Avenue &
    Thorncreek                                                                                                   Washington
    Crossing
12  Miller/ WRI               5                1st            10,900,000 (8)    73.26% (8)        61.66% (8)     2nd Avenue at
    Portfolio -                                                                                                  Quebec Street
    Lowry Town Center
-----------------------------------------------------------------------------------------------------------------------------------
13  Courtyard                 5                1st                40,000,000      65.83%            51.12%       1960-A Chain
    Marriott at                                                                                                  Bridge Road
    Tysons Corner
14  Royal & Sun               0                1st                44,600,000      48.07%             0.81%       9300 Arrowpoint
    Alliance Building                                                                                            Boulevard
15  Motorola Office           5                1st                32,770,000      65.36%            54.09%       37101 Corporate
    Building                                                                                                     Drive
16  Dartmouth Towne           5                1st                42,000,000      47.62%             0.79%       380 & 470 State
    Center                                                                                                       Road
17  Tallgrass                 5                1st                25,000,000      78.84%            65.72%       1240 East
    Apartments                                                                                                   Broomfield Road
-----------------------------------------------------------------------------------------------------------------------------------
18  Bouquet Shopping          5                1st                26,000,000      70.97%            60.52%       26502 to 26586
    Center                                                                                                       Bouquet Canyon
                                                                                                                 Rd.
19  31st Street               5                1st                23,400,000      70.24%            59.29%       22-06/24 &
    Retail                                                                                                       22-01/27 31st
                                                                                                                 Street
20  Tower                     5                1st                22,030,000      74.11%            56.01%       Various
    Development
    Portfolio
20a 11311 White Rock                                               5,550,000                                     11311 White Rock
    Road                                                                                                         Road
20b 2751 Mercantile                                                5,300,000                                     2751 Mercantile
    Drive                                                                                                        Drive
-----------------------------------------------------------------------------------------------------------------------------------
20c 11340 White Rock Road                                          3,360,000                                     11340 White Rock
                                                                                                                 Road
20d 4510 Orange Grove Avenue                                       3,210,000                                     4510 Orange
                                                                                                                 Grove Avenue
20e 11321 White Rock                                               3,360,000                                     11321 White Rock
    Road                                                                                                         Road
20f 4378 Auburn Blvd.                                              1,250,000                                     4378 Auburn Blvd.

21  Circle Business           5                1st                21,000,000      74.68%            61.87%       4500-4510 East
    Center                                                                                                       Pacific Coast
                                                                                                                 Highway
-----------------------------------------------------------------------------------------------------------------------------------
22  Sun Valley                8                1st                19,700,000      76.08%            65.07%       125 Sahara Drive
    Village
    Manufactured
    Housing Community
23  411 West 13th             5                1st           19,200,000 (10)    75.52% (10)       65.57% (10)    411 West 13th
    Street                                                                                                       Street
24  Leiner Health             5                1st                11,000,000      65.40%            55.13%       7366 Orangewood
    Products Building                                                                                            Avenue
25  Garden Ridge              5                1st                 9,400,000      74.93%            63.17%       35 Park Woodruff
    Retail                                                                                                       Drive
26  Reston Glen               5                1st                18,900,000      65.94%            55.27%       12265 Laurel
    Apartments                                                                                                   Glade Court
-----------------------------------------------------------------------------------------------------------------------------------
27  Golden Gate               0                1st                22,875,000      52.02%            52.02%       Various
    Portfolio
27a Golden Gate Portfolio - Golden Gate Shopping Center           10,975,000                                     2290 Golden Gate
                                                                                                                 Drive
27b Golden Gate Portfolio - Circuit                                5,960,000                                     1401 Piney Plains
    City- Cary
27c Golden Gate Portfolio - Eckerds -                              4,240,000                                     2184 West 12th
    12th Street                                                                                                  Street
27d Golden Gate Portfolio - Eckerds - Peach & Zimmerly             1,700,000                                     5440 Peach Street

-----------------------------------------------------------------------------------------------------------------------------------
28  Corpus Christi            5                1st                15,700,000      69.14%            53.82%       Various
    Business Park
    Portfolio
28a Windchase Shopping Center                                      5,900,000                                     2033 Airline Road

28b Corpus Christi Business Park                                   4,400,000                                     4531 Ayers Street

28c Park 37 Business Park                                          3,200,000                                     5233 Interstate
                                                                                                                 Highway 37
28d Pharaoh Plaza                                                  2,200,000                                     4701 Ayers Street
-----------------------------------------------------------------------------------------------------------------------------------
29  Westport Retail           5                1st                18,200,000      54.95%            50.34%       66-99 Main Street

30  Georgian Bay              5                1st                12,350,000      79.20%            66.22%       14179 Georgian
    Apartments 2                                                                                                 Bay Circle
31  WESCO 3                   0                1st                15,745,000      61.64%            45.26%       Various

31a WESCO 3 - Phoenix Brown                                        2,170,000                                     210 South 29th
                                                                                                                 Street
31b WESCO 3 - Detroit                                              1,650,000                                     21610 Meyers Road
-----------------------------------------------------------------------------------------------------------------------------------
31c WESCO 3 - Fort                                                 1,250,000                                     14381 Gamma
    Myers                                                                                                        Drive Southeast
31d WESCO 3 - Denver                                               1,225,000                                     6883 East 47th
                                                                                                                 Avenue Drive
31e WESCO 3 - Indianapolis                                         1,235,000                                     1560 Stadium
                                                                                                                 Drive
31f WESCO 3 -                                                      1,130,000                                     5760 Silverado
    Anchorage                                                                                                    Way
31g WESCO 3 - Bakersfield                                          1,110,000                                     3233 Rio Mirada
                                                                                                                 Drive
-----------------------------------------------------------------------------------------------------------------------------------
31h WESCO 3 - Deer                                                 1,000,000                                     1105 Howard Drive
    Park
31i WESCO 3 - Augusta                                                890,000                                     64 Anthony Avenue

31j WESCO 3 -                                                        700,000                                     4 Harbor View
    Burilington                                                                                                  Road
31k WESCO 3 - North Fargo                                            600,000                                     2650 Seventh
                                                                                                                 Avenue North
31l WESCO 3 -                                                        550,000                                     650 Central
    Billings                                                                                                     Avenue
-----------------------------------------------------------------------------------------------------------------------------------
31m WESCO 3 -                                                        550,000                                     3815 West
    Beaumont                                                                                                     Cardinal Drive
31n WESCO 3 - York                                                   435,000                                     24 Parkway
                                                                                                                 Boulevard
31o WESCO 3 - Wichita                                                350,000                                     1257 North
                                                                                                                 Mosley Street
31p WESCO 3 - Decatur                                                600,000                                     1515 East
                                                                                                                 Pershing Road
31q WESCO 3 -                                                        300,000                                     7 Allen Avenue
    Coldwater
-----------------------------------------------------------------------------------------------------------------------------------
32  Inland Eckerd             0                1st                19,240,000      49.32%            49.32%       Various
    Portfolio 2
32a Inland Eckerd Portfolio 2 - Eckerd                             3,880,000                                     2501 Saw Mill
    - Rt. 51 & 88                                                                                                Run Boulevard
32b Inland Eckerd Portfolio 2 - Eckerd - Monroeville &             3,350,000                                     2604 Monroeville
    Jameson                                                                                                      Boulevard
32c Inland Eckerd Portfolio 2 - Eckerd                             3,710,000                                     1804 Golden Mile
    - Rt. 286                                                                                                    Highway
32d Inland Eckerd Portfolio 2 - Eckerd -Rt. 130 &                  2,980,000                                     3550 Route 130
    Pleasant Valley
-----------------------------------------------------------------------------------------------------------------------------------
32e Inland Eckerd Portfolio 2 - Eckerd - Old Freeport &            2,810,000                                     1200 Pittsburgh
    Pillow                                                                                                       Street
32f Inland Eckerd Portfolio 2 - Eckerd - Rt. 22 & Cove             2,510,000                                     1360 Cove Road

33  Central Avenue            5                1st                11,400,000      76.32%            65.31%       1019 Central
    Shopping Center                                                                                              Park Avenue
34  Richboro                  5                1st                11,500,000      74.68%            57.54%       1025 2nd Street
    Shopping Center                                                                                              Pike
35  Crystal Lake              5                1st                10,700,000      79.93%            71.94%       7680 West
    Apartments                                                                                                   Highway 98
-----------------------------------------------------------------------------------------------------------------------------------
36  Sandia                    5                1st           10,650,000 (12)    79.74% (12)       67.06% (12)    8000 Bluewater
    Distribution                                                                                                 Road NW
    Center
37  The Village at            5                1st                10,600,000      77.13%            65.06%       4336 Pleasant
    Wesley Chapel                                                                                                Point Drive
    Apartments
38  AmeriTel Boise            5                1st                14,500,000      53.01%            35.76%       7499 W Overland
    Spectrum                                                                                                     Road
39  Coral Club                5                1st                10,050,000      76.46%            63.56%       5909 Fondren Road
    Apartments
40  Greenoaks                 8                1st                 9,810,000      77.98%            66.61%       2929 North
    Manufactured                                                                                                 MacArthur Drive
    Housing Community
-----------------------------------------------------------------------------------------------------------------------------------
41  Inland Eckerd             0                1st                15,080,000      49.98%            49.98%       Various
    Portfolio 3
41a Inland Eckerd Portfolio 3 - Eckerd - Broad & Bailey            3,180,000                                     1625 Broadway
                                                                                                                 Street
41b Inland Eckerd Portfolio 3 - Eckerd - Rt. 119 & York            3,540,000                                     100 Memorial
                                                                                                                 Boulevard
41c Inland Eckerd Portfolio 3 - Eckerd - Genesee and Pine          3,810,000                                     2401 Genesee
                                                                                                                 Street
41d Inland Eckerd Portfolio 3 - Eckerd - Millersport               2,840,000                                     2545 Millersport
    Highway                                                                                                      Highway
-----------------------------------------------------------------------------------------------------------------
41e Inland Eckerd Portfolio 3 - Eckerd - Central &                1,710,000                                      1166 Central
    Millard Fillmore                                                                                             Avenue
42  Extra Space Self          5                1st               10,000,000       74.92%            61.61%       658 Venice
    Storage                                                                                                      Boulevard
43  Meadowbrook at            5                1st                9,625,000       77.47%            65.58%       6707 Water Trail
    Kings Grant                                                                                                  Drive
    Apartments
44  679 Madison               5                1st               18,000,000       38.85%            31.97%       677-679 Madison
    Avenue                                                                                                       Avenue
45  York Plaza                5                1st                8,800,000       79.19%            64.57%       300 East Little
                                                                                                                 York
-----------------------------------------------------------------------------------------------------------------------------------
46  Regal Cinemas             5                1st               12,570,000       54.92%             1.18%       Various
    Land Portfolio
46a Regal Cinemas Land Portfolio - Regal - Kennesaw               5,400,000                                      2795 Town Center
                                                                                                                 Drive
46b Regal Cinemas Land Portfolio - Regal - Lynwood                3,870,000                                      3501 184th
                                                                                                                 Street Southwest
46c Regal Cinemas Land Portfolio - Regal - Chesapeake             3,300,000                                      600 Jaman Road

47  Whittier Gateway          5                1st                9,800,000       67.72%            56.47%       12320-12376
                                                                                                                 Washington
                                                                                                                 Boulevard
-----------------------------------------------------------------------------------------------------------------------------------
48  West Deptford             5                1st                8,300,000       77.00%            65.54%       1701 Crown Point
    Self Storage 3                                                                                               Road
49  Family Tree               5                1st               10,800,000       57.51%            48.33%       8811 Boone Road
    Apartments
50  Ocean Springs             5                1st                9,800,000       63.27%             1.38%       951-991 East Eau
    Shopping Center                                                                                              Gallie Boulevard
51  Eastern States            5                1st               12,500,000       46.30%            29.96%       Various
    Portfolio 4
51a First State                                                   8,800,000                                      480,500,520,600,
    Portfolio                                                                                                    700,& 702
                                                                                                                 First StateBlvd.
-----------------------------------------------------------------------------------------------------------------------------------
51b Penflex III                                                   3,700,000                                      221 Lake Drive

52  Kennametal                5                1st                7,900,000       72.22%            55.95%       5 Industrial
                                                                                                                 Drive West
53  AmeriTel Boise            5                1st               10,000,000       54.84%            37.00%       7965 West Emerald
    Towne Square
54  Raintree                  5                1st                7,900,000       67.51%            56.44%       6450 E. Golf
    Apartments                                                                                                   Links Rd.
55  Victory Creek             5                1st                8,250,000       64.18%            53.82%       4900 Central
    Apartments                                                                                                   Drive
-----------------------------------------------------------------------------------------------------------------------------------
56  Wallace Plaza             5                1st                7,400,000       70.85%            54.68%       353 John Fitch
                                                                                                                 Highway
57  Coral Desert              5                1st                8,220,000       63.19%            50.64%       1490 East
    Health Center                                                                                                Foremaster Drive
58  Carefree                  5                1st                7,425,000       69.36%            61.14%       4815 East
    Marketplace                                                                                                  Carefree Highway
59  1326 North                5                1st                7,410,000       67.21%            56.63%       1326-1340 North
    Market Boulevard                                                                                             Market Boulevard
60  Carriage Square           5                1st                7,200,000       66.67%            52.60%       901 - 1131
    Shopping Center                                                                                              Avenue C
-----------------------------------------------------------------------------------------------------------------------------------
61  Kulick Road               5                1st                8,300,000       54.16%            44.75%       35-51 & 36-52
                                                                                                                 Kulick Road
62  Cactus Road               5                1st                4,070,000       69.65%            54.24%       12160 N. 59th
    Self-Storage                                                                                                 Avenue
63  Gilbert                   5                1st                3,870,000       42.40%            33.03%       1690 E. Williams
    Self-Storage                                                                                                 Field Road
64  Walnut Chestnut           5                1st                5,450,000       79.74%            66.04%       322 East 23rd
    Park Plaza                                                                                                   Street
65  Albertson's -             5                1st                5,830,000       70.26%            59.20%       5200 Montana
    Montana                                                                                                      Avenue
-----------------------------------------------------------------------------------------------------------------------------------
66  Albertson's -             5                1st                5,830,000       70.26%            59.20%       11320 Montwood
    Montwood                                                                                                     Drive
67  3737 Birch Street         5                1st                6,050,000       65.99%            55.19%       3737 Birch Street

68  Northlake                 5                1st                7,750,000       50.21%            46.40%       10233 E.
    Shopping Center                                                                                              Northwest Highway
69  Salt Lake City            5                1st                3,850,000       77.57%            66.25%       1151 East 100
    Multifamily -                                                                                                South
    The Gardens
70  Salt Lake City            5                1st                1,250,000       71.68%            61.22%       1985 South 2100
    Multifamily -                                                                                                East
    Highland East
    Apartments
----------------------------------------------------------------------------------------------------------------------------------
71  Monticello                5                1st                4,850,000       79.31%            67.20%       180 St. Donovan
    Crossroads                                                                                                   Street
    Apartments
72  Forest City               5                1st                5,100,000       74.32%            63.54%       2320 & 2400 East
    Retail                                                                                                       Main Street
73  Patriot Village           5                1st                4,900,000       75.38%            62.16%       1242-1270 East
                                                                                                                 Brandon Blvd.
74  Waterford Lakes           5                1st                4,750,000       77.03%            60.69%       12265 Lake
    Medical Building                                                                                             Underhill Road
    2
75  Gloria Center             5                1st                5,700,000       61.40%            51.93%       15840 Ventura
    Office                                                                                                       Boulevard
-----------------------------------------------------------------------------------------------------------------------------------
76  Elm Properties            5                1st                6,175,000       56.09%             1.17%       2565-2575 Kasota
    Warehouse                                                                                                    Ave.
77  Storage USA -             5                1st                7,400,000       46.56%            35.54%       22672 Three
    Lexington Park                                                                                               Notch Road
78  Tamaron Manor             5                1st                4,300,000       77.93%            60.15%       2132 Stirrup Lane
    Apartments
79  Westminster Club          5                1st                5,000,000       66.06%            56.03%       3901 Darien
    Apartments                                                                                                   Highway
80  Bay Park                  5                1st                4,625,000       70.20%            58.56%       3520 NASA Road 1
    Apartments 2
-----------------------------------------------------------------------------------------------------------------------------------
81  Pine Lake                 5                1st                5,350,000       60.33%            47.12%       22727 SE 29th
    Medical Buildings                                                                                            Street
82  Kash N Karry              5                1st                4,900,000       64.29%            38.91%       2770 Fowler
                                                                                                                 Avenue
83  Whitney Ranch             5                1st                4,400,000       71.32%            60.23%       1000 North
    Business Center                                                                                              Stephanie Street
84  125 Tremont               5                1st                3,800,000       78.58%            66.78%       125 Tremont
    Street                                                                                                       Street
85  Twain Plaza               5                1st                4,020,000       73.09%            56.94%       525 East Twain
                                                                                                                 Avenue
-----------------------------------------------------------------------------------------------------------------------------------
86  2251 Rutherford           5                1st                4,650,000       62.18%            52.55%       2251 Rutherford
    Road                                                                                                         Road
87  Coxhead                   5                1st                5,050,000       56.27%            42.74%       2255 Bush Street
    Apartments
88  Storme Apartment          5                1st                5,500,000       50.87%            43.09%       Various
    Portfolio
88a Brookside Oval                                                3,200,000                                      4060 Park Fulton
                                                                                                                 Oval
88b Shady Cove Apartments                                         1,200,000                                      12530 Lake Avenue

-----------------------------------------------------------------------------------------------------------------------------------
88c Brookside Way                                                 1,100,000                                      4211 Fulton Park

89  The Safe Place            5                1st                3,900,000       70.33%            42.12%       617 Baker Road
    Mini Storage
90  Walgreen's                5                1st                4,600,000       54.29%            44.93%       2232 E. Little
    Norfolk                                                                                                      Creek Road
91  160 West 72nd             5                1st                3,700,000       65.25%            55.78%       160 West 72nd
    Street                                                                                                       Street
92  ABX Distribution          5                1st                3,360,000       68.45%            52.01%       16311 Stagg
    Building                                                                                                     Street
-----------------------------------------------------------------------------------------------------------------------------------
93  Palms at Green            5                1st                3,325,000       67.61%            57.15%       6 & 8 Sunset Way
    Valley
94  Los Olivos                5                1st                3,875,000       55.44%            47.33%       14051 Astoria
    Apartments                                                                                                   Street
95  Chaparral Court           5                1st                2,910,000       71.98%            56.09%       2628 Long
                                                                                                                 Prairie Road
96  West Pearland             5                1st                3,200,000       63.85%             1.37%       10223 Broadway
    Retail                                                                                                       Street
97  Flotilla Street           5                1st                4,400,000       44.19%            33.85%       6557 Flotilla
                                                                                                                 Street
-----------------------------------------------------------------------------------------------------------------------------------
98  CVS-Milton                5                1st                2,200,000       73.52%            62.48%       37 Mahoning
                                                                                                                 Street
99  Twin Creeks Flex          5                1st                2,100,000       75.64%            68.35%       3811 Twin Creeks
    Building                                                                                                     Drive
100 REMAX Office              5                1st                1,690,000       61.46%            47.73%       12532 Ventura
    Building                                                                                                     Boulevard



                                                                                                                               Net
                                                                                   Year              Year                 Rentable
ID    Property Name   City                    State            Zip Code            Built           Renovated         Area SF/Units
-----------------------------------------------------------------------------------------------------------------------------------
 1  3 Times Square 1  New York                  NY               10036             2001                                    883,405

 2  Jefferson Plaza   Arlington                 VA               22202             1969            1997-1998               516,905
    I and II
 3  Barrett Pavilion  Kennesaw                  GA               30144           1994-2003                                 461,255

 4  Plaza America     Reston                    VA               20190           2001-2002                                 473,161
    Office Towers
    III and IV
 5  North Crescent    Beverly Hills             CA               90210          1938, 1968        1992, 2000               122,496
    Plaza
-----------------------------------------------------------------------------------------------------------------------------------
 6  Carmel Mountain   San Diego                 CA               92128           1993-1995                                 440,228
    Ranch Shopping
    Center
 7  Alexandria        Various                   MD              Various                                                    282,373
    Portfolio
7a  Virginia Manor    Beltsville                MD               20705             1988                                    191,884

7b  1550 Gude         Rockville                 MD               20850             1981                                     44,500

7c  1500 Gude         Rockville                 MD               20850             1982                                     45,989

-----------------------------------------------------------------------------------------------------------------------------------
 8  Greeley Mall      Greeley                   CO               80631             1973            2003/2004               478,382

 9  Westside Centre   Huntsville                AL               35806           2001-2003                                 490,784

10  First Union Plaza Durham                    NC               27705             1990                                    235,979

11  Miller/ WRI       Thornton                  CO               80241           2002-2003                                 203,931
    Portfolio -
    Thorncreek
    Crossing
12  Miller/ WRI       Denver                    CO               80230             2002                                     76,635
    Portfolio -
    Lowry Town Center
-----------------------------------------------------------------------------------------------------------------------------------
13  Courtyard         McLean                    VA               22102             2000                                        229
    Marriott at
    Tysons Corner
14  Royal & Sun       Charlotte                 NC               28273             1985              2003                  346,434
    Alliance Building
15  Motorola Office   Farmington Hills          MI               48331             2001                                    119,829
    Building
16  Dartmouth Towne   North Dartmouth           MA               02747             1990                                    303,198
    Center
17  Tallgrass         Mt. Pleasant              MI               48858             2003                                        290
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
18  Bouquet Shopping  Santa Clarita             CA               91350             1985                                    148,903
    Center
19  31st Street       Astoria                   NY               11105           1924-1935                                  93,207
    Retail
20  Tower             Various                   CA              Various                                                    384,253
    Development
    Portfolio
20a 11311 White Rock  Rancho Cordova            CA               95742             2003                                    132,810
    Road
20b 2751 Mercantile   Rancho Cordova            CA               95742             1999                                     93,120
    Drive
-----------------------------------------------------------------------------------------------------------------------------------
20c 11340 White Rock  Rancho Cordova            CA               95742             2002                                     68,400
    Road
20d 4510 Orange       Sacramento                CA               95841             2000                                     20,387
    Grove Avenue
20e 11321 White Rock  Rancho Cordova            CA               95742             2003                                     61,950
    Road
20f 4378 Auburn Blvd. Sacramento                CA               95841             1999                                      7,586

21  Circle Business   Long Beach                CA               90804          1985 - 1987                                156,351
    Center
-----------------------------------------------------------------------------------------------------------------------------------
22  Sun Valley        Pacheco                   CA               94553          1972 / 1984          2002                      263
    Village
    Manufactured
    Housing Community
23  411 West 13th     New York                  NY               10014             1891              2002                   52,000
    Street
24  Leiner Health     Garden Grove              CA               92841             1979                                    140,000
    Products Building
25  Garden Ridge      Greenville                SC               29607             1997                                    141,286
    Retail
26  Reston Glen       Reston                    VA               20191             1971              2002                      200
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
27  Golden Gate       Various                Various            Various                                                    202,820
    Portfolio
27a Golden Gate       Greensboro                NC               27405            1960-61          2001-2002               153,113
    Portfolio -
    Golden Gate
    Shopping Center
27b Golden Gate       Cary                      NC               27511             2000                                     27,891
    Portfolio -
    Circuit City-
    Cary
27c Golden Gate       Erie                      PA               16505             2000                                     10,908
    Portfolio -
    Eckerds - 12th
    Street
27d Golden Gate       Mill Creek                PA               16508             1999                                     10,908
    Portfolio -
    Eckerds - Peach
    & Zimmerly
-----------------------------------------------------------------------------------------------------------------------------------
28  Corpus Christi    Various                   TX              Various                                                    327,567
    Business Park
    Portfolio
28a Windchase         Corpus Christi            TX               78412             1985              2002                  101,336
    Shopping Center
28b Corpus Christi    Corpus Christi            TX               78415             1985              2000                  111,066
    Business Park
28c Park 37 Business  Corpus Christi            TX               78408             1984              2000                   68,109
    Park
28d Pharaoh Plaza     Corpus Christi            TX               78415             1979              2002                   47,056

-----------------------------------------------------------------------------------------------------------------------------------
29  Westport Retail   Westport                  CT               06880             1922              1993                   17,282

30  Georgian Bay      Fort Myers                FL               33912             1987              2002                      250
    Apartments 2
31  WESCO 3           Various                Various            Various                                                    386,780

31a WESCO 3 -         Phoenix                   AZ               85034         1962, 1973, &                                37,138
    Phoenix Brown                                                                  1985
31b WESCO 3 - Detroit Royal Oak                 MI               48237             1970                                     42,384
                      Township
-----------------------------------------------------------------------------------------------------------------------------------
31c WESCO 3 - Fort    Fort Myers                FL               33912             1985                                     20,488
    Myers
31d WESCO 3 - Denver  Denver                    CO               80216             1990                                     28,340

31e WESCO 3 -         Indianapolis              IN               46202             1954              1986                   65,359
    Indianapolis
31f WESCO 3 -         Anchorage                 AK               99518             1985                                     12,588
    Anchorage
31g WESCO 3 -         Bakersfield               CA               93308             1985                                     23,480
    Bakersfield
-----------------------------------------------------------------------------------------------------------------------------------
31h WESCO 3 - Deer    Deer Park                 TX               77536             1979                                     23,572
    Park
31i WESCO 3 - Augusta Augusta                   ME               04330             1980                                     20,640

31j WESCO 3 -         South Burlington          VT               05403             1983                                     12,892
    Burilington
31k WESCO 3 - North   Fargo                     ND               58102             1988                                     12,672
    Fargo
31l WESCO 3 -         Billings                  MT               59102             1979                                     16,553
    Billings
-----------------------------------------------------------------------------------------------------------------------------------
31m WESCO 3 -         Beaumont                  TX               77705             1994                                     15,000
    Beaumont
31n WESCO 3 - York    York                      PA               17404             1958              1996                   12,540

31o WESCO 3 - Wichita Wichita                   KS               67214             1986                                     15,050

31p WESCO 3 - Decatur Decatur                   IL               62526             1973        1976, 1992, 2000             17,120

31q WESCO 3 -         Coldwater                 MI               49036             1987                                     10,964
    Coldwater
-----------------------------------------------------------------------------------------------------------------------------------
32  Inland Eckerd     Various                Various            Various                                                     65,448
    Portfolio 2
32a Inland Eckerd     Pittsburgh                PA               15227             1999                                     10,908
    Portfolio 2 -
    Eckerd - Rt. 51
    & 88
32b Inland Eckerd     Monroeville               PA               15146             1999                                     10,908
    Portfolio 2 -
    Eckerd -
    Monroeville &
    Jameson
32c Inland Eckerd     Plum Borough              PA               15239             1999                                     10,908
    Portfolio 2 -
    Eckerd - Rt. 286
32d Inland Eckerd     Irwin                     PA               15642             2000                                     10,908
    Portfolio 2 -
    Eckerd -Rt. 130
    & Pleasant Valley
-----------------------------------------------------------------------------------------------------------------------------------
32e Inland Eckerd     Cheswick                  PA               15024             2000                                     10,908
    Portfolio 2 -
    Eckerd - Old
    Freeport & Pillow
32f Inland Eckerd     Weirton                   WV               26062             2000                                     10,908
    Portfolio 2 -
    Eckerd - Rt. 22
    & Cove
33  Central Avenue    Greenburgh                NY               10583             1995                                     40,007
    Shopping Center
34  Richboro          Northampton               PA               18954             1970                                     80,605
    Shopping Center
35  Crystal Lake      Pensacola                 FL               32506             1997                                        224
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
36  Sandia            Albuquerque               NM               87121             2000                                    201,720
    Distribution
    Center
37  The Village at    Decatur                   GA               30034             1973              2002                      218
    Wesley Chapel
    Apartments
38  AmeriTel Boise    Boise                     ID               83709             1998                                        133
    Spectrum
39  Coral Club        Houston                   TX               77036             1969              1994                      220
    Apartments
40  Greenoaks         Tracy                     CA               95376             1972                                        215
    Manufactured
    Housing Community
-----------------------------------------------------------------------------------------------------------------------------------
41  Inland Eckerd     Various                Various            Various                                                     56,364
    Portfolio 3
41a Inland Eckerd     Buffalo                   NY               14212             2000                                     12,732
    Portfolio 3 -
    Eckerd - Broad &
    Bailey
41b Inland Eckerd     Connellsville             PA               15425             1999                                     10,908
    Portfolio 3 -
    Eckerd - Rt. 119
    & York
41c Inland Eckerd     Cheektowaga               NY               14225             2001                                     10,908
    Portfolio 3 -
    Eckerd - Genesee
    and Pine
41d Inland Eckerd     Getzville                 NY               14068             2000                                     10,908
    Portfolio 3 -
    Eckerd -
    Millersport
    Highway
-----------------------------------------------------------------------------------------------------------------------------------
41e Inland Eckerd     Dunkirk                   NY               14048             2000                                     10,908
    Portfolio 3 -
    Eckerd - Central
    & Millard
    Fillmore
42  Extra Space Self  Venice                    CA               90291             1999                                        552
    Storage
43  Meadowbrook at    Fayetteville              NC               28311             2001                                        186
    Kings Grant
    Apartments
44  679 Madison       New York                  NY               10021             1900              1948                   10,116
    Avenue
45  York Plaza        Houston                   TX               77076             1974              2002                  221,346
-----------------------------------------------------------------------------------------------------------------------------------
46  Regal Cinemas     Various                Various            Various                                                  1,605,196
    Land Portfolio
46a Regal Cinemas     Kennesaw                  GA               30144             1985              2000                  779,298
    Land Portfolio -
    Regal - Kennesaw
46b Regal Cinemas     Lynwood                   WA               98037             1986                                    217,800
    Land Portfolio -
    Regal - Lynwood
46c Regal Cinemas     Chesapeake                VA               23320             1995                                    608,098
    Land Portfolio -
    Regal -
    Chesapeake
47  Whittier Gateway  Whittier                  CA               90606           1999-2001                                 147,344
-----------------------------------------------------------------------------------------------------------------------------------
48  West Deptford     West Deptford             NJ               08086             1997                                        816
    Self Storage 3
49  Family Tree       Houston                   TX               77099             1982              2002                      256
    Apartments
50  Ocean Springs     Melbourne                 FL               32937             1988              1998                  115,418
    Shopping Center
51  Eastern States    Various                   DE              Various                                                    136,956
    Portfolio 4
51a First State       Stanton                   DE               18984             1985                                     95,000
    Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
51b Penflex III       Newark                    DE               19702             1990                                     41,956

52  Kennametal        Deerfield                 MA               01342             1978                                    277,875

53  AmeriTel Boise    Boise                     ID               83709             1994            2001-2002                   124
    Towne Square
54  Raintree          Tucson                    AZ               87530             1983              2000                      364
    Apartments
55  Victory Creek     Stone Mountain            GA               30083             1972              1999                      200
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
56  Wallace Plaza     Fitchburg                 MA               01420          1970, 1989           1996                  119,753

57  Coral Desert      St. George                UT               84790             2003                                     54,423
    Health Center
58  Carefree          Cave Creek                AZ               85331             2002                                     24,698
    Marketplace
59  1326 North        Sacramento                CA               95834             1985                                     86,179
    Market Boulevard
60  Carriage Square   Denton                    TX               76201             1971              2003                  116,434
    Shopping Center
-----------------------------------------------------------------------------------------------------------------------------------
61  Kulick Road       Fairfield                 NJ               07004             1982                                    123,651

62  Cactus Road       Glendale                  AZ               85304             2001                                        586
    Self-Storage
63  Gilbert           Gilbert                   AZ               85298             2001                                        514
    Self-Storage
64  Walnut Chestnut   Chester                   PA               19013             1965              2003                      138
    Park Plaza
65  Albertson's -     El Paso                   TX               79903             1993                                     74,354
    Montana
-----------------------------------------------------------------------------------------------------------------------------------
66  Albertson's -     El Paso                   TX               79936             1990                                     76,344
    Montwood
67  3737 Birch Street Newport Beach             CA               92660             1982         1993, 2001-2002             26,055

68  Northlake         Dallas                    TX               75238             1961              2001                  104,408
    Shopping Center
69  Salt Lake City    Salt Lake City            UT               84102             1948                                         65
    Multifamily -
    The Gardens
70  Salt Lake City    Salt Lake City            UT               84108             1964                                         28
    Multifamily -
    Highland East
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
71  Monticello        Ft. Worth                 TX               76107             1968              2002                      105
    Crossroads
    Apartments
72  Forest City       Richmond                  VA               23223             2002                                     43,373
    Retail
73  Patriot Village   Brandon                   FL               33511             2003                                     20,000

74  Waterford Lakes   Orlando                   FL               32825             1999                                     20,562
    Medical Building
    2
75  Gloria Center     Encino                    CA               91436             1962            2001-2002                28,923
    Office
-----------------------------------------------------------------------------------------------------------------------------------
76  Elm Properties    St. Paul                  MN               55108             1979                                    204,000
    Warehouse
77  Storage USA -     Lexington Park            MD               20653             1998                                     90,375
    Lexington Park
78  Tamaron Manor     Toledo                    OH               43613             1991                                         88
    Apartments
79  Westminster Club  Brunswick                 GA               31525             1973              2002                      156
    Apartments
80  Bay Park          Seabrook                  TX               77586             1979              2002                      124
    Apartments 2
-----------------------------------------------------------------------------------------------------------------------------------
81  Pine Lake         Sammamish                 WA               98075             1980              2002                   19,090
    Medical Buildings
82  Kash N Karry      Tampa                     FL               33612             1984                                     40,143

83  Whitney Ranch     Henderson                 NV               89014             1997                                     61,066
    Business Center
84  125 Tremont       Boston                    MA               02108             1954              1996                   15,218
    Street
85  Twain Plaza       Las Vegas                 NV               89109             1977              2002                   27,065
-----------------------------------------------------------------------------------------------------------------------------------
86  2251 Rutherford   Carlsbad                  CA               92008          1984 & 1987                                 33,424
    Road
87  Coxhead           San Francisco             CA               94115             2000                                         12
    Apartments
88  Storme Apartment  Various                   OH              Various                                                        220
    Portfolio
88a Brookside Oval    Cleveland                 OH               44144             1956              2002                      121

88b Shady Cove        Lakewood                  OH               44107             1959              2002                       51
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
88c Brookside Way     Cleveland                 OH               44144             1960              2002                       48

89  The Safe Place    Virginia Beach            VA               23462             2001                                        561
    Mini Storage
90  Walgreen's        Norfolk                   VA               23518             1999                                     13,905
    Norfolk
91  160 West 72nd     New York                  NY               10023             1910              1999                        6
    Street
92  ABX Distribution  Van Nuys                  CA               91406             2003                                     34,851
    Building
-----------------------------------------------------------------------------------------------------------------------------------
93  Palms at Green    Henderson                 NV               89014           1998-1999                                  30,483
    Valley
94  Los Olivos        Sylmar                    CA               91342             2003                                         41
    Apartments
95  Chaparral Court   Flower Mound              TX               75022             2001                                     14,242

96  West Pearland     Pearland                  TX               77584             2002                                     19,136
    Retail
97  Flotilla Street   Commerce                  CA               90040             1956                                     94,473

-----------------------------------------------------------------------------------------------------------------------------------
98  CVS-Milton        Milton                    PA               17847             1954              1988                   12,854

99  Twin Creeks Flex  Columbus                  OH               43204             1999                                     45,000
    Building
100 REMAX Office      Studio City               CA               91604             1956              1998                    6,556
    Building




                            Units             Loan per Net             Prepayment                         Third     Third Most
                             of              Rentable Area             Provisions                   Most Recent     Recent NOI
ID    Property Name        Measure                SF/Units          (# of payments)                         NOI        Date
-----------------------------------------------------------------------------------------------------------------------------------
 1  3 Times Square 1         SF                     191.60   LO(60)/Defeasance(159)/Open(1)                   -        NAP
 2  Jefferson Plaza          SF                     121.76   LO(35)/Defeasance(80)/Open(5)           10,711,565     12/31/2001
    I and II
 3  Barrett Pavilion         SF                      95.39   LO(35)/Grtr 1% Or YM(47)/Open(2)         6,470,784     12/31/2001
 4  Plaza America            SF                     179.49   LO(25)/Defeasance(91)/Open(4)            2,341,159     12/31/2002
    Office Towers
    III and IV
 5  North Crescent           SF                     324.03   LO(30)/Defeasance(89)/Open(1)                    -        NAP
    Plaza
-----------------------------------------------------------------------------------------------------------------------------------
 6  Carmel Mountain          SF                     160.80   LO(47)/Defeasance(72)/Open(1)            6,357,709     12/31/2001
    Ranch Shopping
    Center
 7  Alexandria               SF                     106.24  LO(24)/Grtr 1% Or YM(92)/Open(4)          3,134,132     12/31/2000
    Portfolio
7a  Virginia Manor           SF                                                                       1,716,728     12/31/2000
7b  1550 Gude                SF                                                                         735,115     12/31/2000
7c  1500 Gude                SF                                                                         682,289     12/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
 8  Greeley Mall             SF                      62.71   LO(24)/Defeasance(95)/Open(1)            3,519,317     12/31/2001
 9  Westside Centre          SF                      59.80  LO(35)/Grtr 1% Or YM(83)/Open(2)            464,990     12/31/2001
10  First Union Plaza        SF                     118.31   LO(48)/Defeasance(71)/Open(1)            3,429,918     12/31/2000
11  Miller/ WRI              SF                      94.47  LO(23)/Grtr 1% Or YM(96)/Open(1)                  -        NAP
    Portfolio -
    Thorncreek
    Crossing
12  Miller/ WRI              SF                     104.20  LO(23)/Grtr 1% Or YM(96)/Open(1)                  -        NAP
    Portfolio -
    Lowry Town Center
-----------------------------------------------------------------------------------------------------------------------------------
13  Courtyard               Rooms               114,983.00   LO(26)/Defeasance(90)/Open(4)            4,027,208     12/31/2001
    Marriott at
    Tysons Corner
14  Royal & Sun              SF                      61.88   LO(29)/Defeasance(87)/Open(4)            3,406,655     12/31/2000
    Alliance Building
15  Motorola Office          SF                     178.75   LO(25)/Defeasance(79)/Open(4)                    -        NAP
    Building
16  Dartmouth Towne          SF                      65.96   LO(25)/Defeasance(151)/Open(4)           3,837,271     12/31/2001
    Center
17  Tallgrass               Units                67,968.08   LO(27)/Defeasance(89)/Open(4)                    -        NAP
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
18  Bouquet Shopping         SF                     123.91   LO(28)/Defeasance(88)/Open(4)            2,000,319     12/31/2001
    Center
19  31st Street              SF                     176.35   LO(47)/Defeasance(72)/Open(1)                    -        NAP
    Retail
20  Tower                    SF                      42.49   LO(25)/Defeasance(91)/Open(4)                    -        NAP
    Development
    Portfolio
20a 11311 White Rock         SF                                                                               -        NAP
    Road
20b 2751 Mercantile          SF                                                                               -        NAP
    Drive
-----------------------------------------------------------------------------------------------------------------------------------
20c 11340 White Rock         SF                                                                               -        NAP
    Road
20d 4510 Orange              SF                                                                               -        NAP
    Grove Avenue
20e 11321 White Rock         SF                                                                               -        NAP
    Road
20f 4378 Auburn Blvd.        SF                                                                               -        NAP
21  Circle Business          SF                     100.31   LO(47)/Defeasance(72)/Open(1)            1,550,240     12/31/2001
    Center
-----------------------------------------------------------------------------------------------------------------------------------
22  Sun Valley              Pads                 56,989.28   LO(36)/Defeasance(80)/Open(4)              918,033     12/31/2000
    Village
    Manufactured
    Housing Community
23  411 West 13th            SF                     278.85   LO(27)/Defeasance(92)/Open(1)                    -        NAP
    Street
24  Leiner Health            SF                      51.38   LO(47)/Defeasance(71)/Open(2)                    -        NAP
    Products Building
25  Garden Ridge             SF                      49.85   LO(47)/Defeasance(71)/Open(2)                    -        NAP
    Retail
26  Reston Glen             Units                62,310.40   LO(28)/Defeasance(88)/Open(4)            1,349,695     12/31/2001
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
27  Golden Gate              SF                      58.67  LO(35)/Grtr 1% Or YM(47)/Open(2)            760,544        NAP
    Portfolio
27a Golden Gate              SF                                                                         760,544     12/31/2000
    Portfolio -
    Golden Gate
    Shopping Center
27b Golden Gate              SF                                                                               -        NAP
    Portfolio -
    Circuit City-
    Cary
27c Golden Gate              SF                                                                               -        NAP
    Portfolio -
    Eckerds - 12th
    Street
27d Golden Gate              SF                                                                               -        NAP
    Portfolio -
    Eckerds - Peach
    & Zimmerly
-----------------------------------------------------------------------------------------------------------------------------------
28  Corpus Christi           SF                      33.14   LO(28)/Defeasance(88)/Open(4)            1,310,555     12/31/2000
    Business Park
    Portfolio
28a Windchase                SF                                                                               -        NAP
    Shopping Center
28b Corpus Christi           SF                                                                               -        NAP
    Business Park
28c Park 37 Business         SF                                                                               -        NAP
    Park
28d Pharaoh Plaza            SF                                                                               -        NAP
-----------------------------------------------------------------------------------------------------------------------------------
29  Westport Retail          SF                     578.64   LO(29)/Defeasance(87)/Open(4)                    -        NAP
30  Georgian Bay            Units                39,123.96   LO(27)/Defeasance(89)/Open(4)            1,006,844     12/31/2000
    Apartments 2
31  WESCO 3                  SF                      25.09   LO(30)/Defeasance(88)/Open(2)                    -        NAP
31a WESCO 3 -                SF                                                                               -        NAP
    Phoenix Brown
31b WESCO 3 - Detroit        SF                                                                               -        NAP
-----------------------------------------------------------------------------------------------------------------------------------
31c WESCO 3 - Fort           SF                                                                               -        NAP
    Myers
31d WESCO 3 - Denver         SF                                                                               -        NAP
31e WESCO 3 -                SF                                                                               -        NAP
    Indianapolis
31f WESCO 3 -                SF                                                                               -        NAP
    Anchorage
31g WESCO 3 -                SF                                                                               -        NAP
    Bakersfield
-----------------------------------------------------------------------------------------------------------------------------------
31h WESCO 3 - Deer           SF                                                                               -        NAP
    Park
31i WESCO 3 - Augusta        SF                                                                               -        NAP
31j WESCO 3 -                SF                                                                               -        NAP
    Burilington
31k WESCO 3 - North          SF                                                                               -        NAP
    Fargo
31l WESCO 3 -                SF                                                                               -        NAP
    Billings
-----------------------------------------------------------------------------------------------------------------------------------
31m WESCO 3 -                SF                                                                               -        NAP
    Beaumont
31n WESCO 3 - York           SF                                                                               -        NAP
31o WESCO 3 - Wichita        SF                                                                               -        NAP
31p WESCO 3 - Decatur        SF                                                                               -        NAP
31q WESCO 3 -                SF                                                                               -        NAP
    Coldwater
-----------------------------------------------------------------------------------------------------------------------------------
32  Inland Eckerd            SF                     145.00  LO(35)/Grtr 1% Or YM(47)/Open(2)                  -        NAP
    Portfolio 2
32a Inland Eckerd            SF                                                                               -        NAP
    Portfolio 2 -
    Eckerd - Rt. 51
    & 88
32b Inland Eckerd            SF                                                                               -        NAP
    Portfolio 2 -
    Eckerd -
    Monroeville &
    Jameson
32c Inland Eckerd            SF                                                                               -        NAP
    Portfolio 2 -
    Eckerd - Rt. 286
32d Inland Eckerd            SF                                                                               -        NAP
    Portfolio 2 -
    Eckerd -Rt. 130
    & Pleasant Valley
-----------------------------------------------------------------------------------------------------------------------------------
32e Inland Eckerd            SF                                                                               -        NAP
    Portfolio 2 -
    Eckerd - Old
    Freeport & Pillow
32f Inland Eckerd            SF                                                                               -        NAP
    Portfolio 2 -
    Eckerd - Rt. 22
    & Cove
33  Central Avenue           SF                     217.46  LO(47)/Grtr 1% Or YM(71)/Open(2)          1,009,244     12/31/2001
    Shopping Center
34  Richboro                 SF                     106.55   LO(25)/Defeasance(94)/Open(1)                    -        NAP
    Shopping Center
35  Crystal Lake            Units                38,179.80   LO(26)/Defeasance(54)/Open(4)              777,912     12/31/2001
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
36  Sandia                   SF                      42.10   LO(35)/Defeasance(81)/Open(4)                    -         NAP
    Distribution
    Center
37  The Village at          Units                37,505.86   LO(28)/Defeasance(88)/Open(4)                    -        NAP
    Wesley Chapel
    Apartments
38  AmeriTel Boise          Rooms                57,790.98      LO(35)/Flex(78)/Open(7)               2,061,252     12/31/2000
    Spectrum
39  Coral Club              Units                34,928.91   LO(27)/Defeasance(89)/Open(4)              922,485     12/31/2001
    Apartments
40  Greenoaks               Pads                 35,581.40   LO(35)/Defeasance(81)/Open(4)              696,709     12/31/2000
    Manufactured
    Housing Community
-----------------------------------------------------------------------------------------------------------------------------------
41  Inland Eckerd            SF                     133.71  LO(35)/Grtr 1% Or YM(47)/Open(2)                  -        NAP
    Portfolio 3
41a Inland Eckerd            SF                                                                               -        NAP
    Portfolio 3 -
    Eckerd - Broad &
    Bailey
41b Inland Eckerd            SF                                                                               -        NAP
    Portfolio 3 -
    Eckerd - Rt. 119
    & York
41c Inland Eckerd            SF                                                                               -        NAP
    Portfolio 3 -
    Eckerd - Genesee
    and Pine
41d Inland Eckerd            SF                                                                               -        NAP
    Portfolio 3 -
    Eckerd -
    Millersport
    Highway
-----------------------------------------------------------------------------------------------------------------------------------
41e Inland Eckerd            SF                                                                               -        NAP
    Portfolio 3 -
    Eckerd - Central
    & Millard
    Fillmore
42  Extra Space Self        Units                13,572.18   LO(26)/Defeasance(90)/Open(4)              973,515     12/31/2001
    Storage
43  Meadowbrook at          Units                40,087.62   LO(31)/Defeasance(85)/Open(4)              218,270     12/31/2001
    Kings Grant
    Apartments
44  679 Madison              SF                     691.22   LO(26)/Defeasance(90)/Open(4)              409,471     12/31/2000
    Avenue
45  York Plaza               SF                      31.48   LO(29)/Defeasance(87)/Open(4)                    -        NAP
-----------------------------------------------------------------------------------------------------------------------------------
46  Regal Cinemas            SF                       4.30 LO(26)/Grtr 3% Or YM(152)/Open(2)                  -        NAP
    Land Portfolio
46a Regal Cinemas            SF                                                                               -        NAP
    Land Portfolio -
    Regal - Kennesaw
46b Regal Cinemas            SF                                                                               -        NAP
    Land Portfolio -
    Regal - Lynwood
46c Regal Cinemas            SF                                                                               -        NAP
    Land Portfolio -
    Regal -
    Chesapeake
47  Whittier Gateway         SF                      45.04   LO(26)/Defeasance(93)/Open(1)              396,253     6/27/2000
-----------------------------------------------------------------------------------------------------------------------------------
48  West Deptford           Units                 7,832.18  LO(49)/GRTR1% or YM(31)/OPEN(4)             556,965     12/31/2001
    Self Storage 3
49  Family Tree             Units                24,263.59   LO(31)/Defeasance(85)/Open(4)              860,404     12/31/2000
    Apartments
50  Ocean Springs            SF                      53.72   LO(47)/Defeasance(132)/Open(1)                   -        NAP
    Shopping Center
51  Eastern States           SF                      42.26  LO(49)/Grtr1% or YM(64)/Open(7)             974,300     12/31/2001
    Portfolio 4
51a First State              SF                                                                         766,098     12/31/2001
    Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
51b Penflex III              SF                                                                         208,202     12/31/2001
52  Kennametal               SF                      20.53   LO(47)/Defeasance(72)/Open(1)                    -        NAP
53  AmeriTel Boise          Rooms                44,229.44      LO(35)/Flex(78)/Open(7)               1,428,779     12/31/2000
    Towne Square
54  Raintree                Units                14,652.31   LO(28)/Defeasance(88)/Open(4)              730,807     12/31/2001
    Apartments
55  Victory Creek           Units                26,475.17   LO(26)/Defeasance(90)/Open(4)              853,141     12/31/2001
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
56  Wallace Plaza            SF                      43.78   LO(47)/Defeasance(72)/Open(1)              688,875     12/31/2001
57  Coral Desert             SF                      95.43   LO(26)/Defeasance(90)/Open(4)                    -        NAP
    Health Center
58  Carefree                 SF                     208.52   LO(26)/Defeasance(92)/Open(2)                    -        NAP
    Marketplace
59  1326 North               SF                      57.79   LO(29)/Defeasance(87)/Open(4)                    -        NAP
    Market Boulevard
60  Carriage Square          SF                      41.23   LO(25)/Defeasance(91)/Open(4)              424,097     12/31/2001
    Shopping Center
-----------------------------------------------------------------------------------------------------------------------------------
61  Kulick Road              SF                      36.35   LO(26)/Defeasance(90)/Open(4)              615,680     12/31/2001
62  Cactus Road             Units                 4,837.16   LO(29)/Defeasance(87)/Open(4)                    -        NAP
    Self-Storage
63  Gilbert                 Units                 3,192.75   LO(29)/Defeasance(87)/Open(4)                    -        NAP
    Self-Storage
64  Walnut Chestnut         Units                31,489.76   LO(28)/Defeasance(88)/Open(4)                    -        NAP
    Park Plaza
65  Albertson's -             SF                     55.09   LO(35)/Defeasance(81)/Open(4)                    -         NAP
    Montana
-----------------------------------------------------------------------------------------------------------------------------------
66  Albertson's -            SF                      53.66   LO(35)/Defeasance(81)/Open(4)                    -         NAP
    Montwood
67  3737 Birch Street        SF                     153.22   LO(47)/Defeasance(72)/Open(1)                    -        NAP
68  Northlake                SF                      37.27   LO(49)/GRTR1% or YM(4)/Open(7)              11,489     12/31/2000
    Shopping Center
69  Salt Lake City          Units                45,945.70   LO(47)/Defeasance(72)/Open(1)                    -        NAP
    Multifamily -
    The Gardens
70  Salt Lake City          Units                31,997.90   LO(47)/Defeasance(72)/Open(1)                    -        NAP
    Multifamily -
    Highland East
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
71  Monticello              Units                36,635.23   LO(35)/Defeasance(81)/Open(4)              318,515     12/31/2002
    Crossroads
    Apartments
72  Forest City              SF                      87.38   LO(47)/Defeasance(70)/Open(3)                    -        NAP
    Retail
73  Patriot Village          SF                     184.67   LO(36)/Defeasance(92)/Open(4)                    -         NAP
74  Waterford Lakes          SF                     177.94   LO(25)/Defeasance(91)/Open(4)              173,575     12/31/2001
    Medical Building
    2
75  Gloria Center            SF                     121.01   LO(24)/Defeasance(95)/Open(1)              407,777     12/31/2001
    Office
-----------------------------------------------------------------------------------------------------------------------------------
76  Elm Properties           SF                      16.98   LO(28)/Defeasance(148)/Open(4)             620,000     12/31/2000
    Warehouse
77  Storage USA -            SF                      38.12   LO(26)/Defeasance(90)/Open(4)              336,284     12/31/2001
    Lexington Park
78  Tamaron Manor           Units                38,077.92   LO(29)/Defeasance(87)/Open(4)              407,796     12/31/2001
    Apartments
79  Westminster Club        Units                21,171.78   LO(29)/Defeasance(87)/Open(4)              416,895     12/31/2001
    Apartments
80  Bay Park                Units                26,184.07   LO(26)/Defeasance(90)/Open(4)                    -        NAP
    Apartments 2
-----------------------------------------------------------------------------------------------------------------------------------
81  Pine Lake                SF                     169.08  LO(30)/GRTR1% or YM(86)/OPEN(4)             273,002     12/31/2000
    Medical Buildings
82  Kash N Karry             SF                      78.47   LO(47)/Defeasance(132)/Open(1)             380,603     12/31/2000
83  Whitney Ranch            SF                      51.39   LO(29)/Defeasance(87)/Open(4)              388,661     12/31/2000
    Business Center
84  125 Tremont              SF                     196.21  LO(48)/Grtr 1% Or YM(71)/Open(1)             85,736     12/31/2001
    Street
85  Twain Plaza              SF                     108.56   LO(28)/Defeasance(88)/Open(4)              323,391     12/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
86  2251 Rutherford          SF                      86.50   LO(26)/Defeasance(57)/Open(1)              414,006     12/31/2001
    Road
87  Coxhead                 Units               236,799.39   LO(35)/Defeasance(81)/Open(4)                    -         NAP
    Apartments
88  Storme Apartment        Units                12,716.33   LO(26)/Defeasance(90)/Open(4)              358,810     12/31/2001
    Portfolio
88a Brookside Oval          Units                                                                             -        NAP
88b Shady Cove              Units                                                                             -        NAP
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
88c Brookside Way           Units                                                                             -        NAP
89  The Safe Place          Units                 4,889.04   LO(27)/Defeasance(149)/Open(4)                   -        NAP
    Mini Storage
90  Walgreen's               SF                     179.60   LO(26)/Defeasance(90)/Open(4)                    -        NAP
    Norfolk
91  160 West 72nd           Units               402,358.52   LO(47)/Defeasance(72)/Open(1)              242,138     12/31/1999
    Street
92  ABX Distribution         SF                      66.00      LO(35)/Flex(81)/Open(4)                       -         NAP
    Building
-----------------------------------------------------------------------------------------------------------------------------------
93  Palms at Green           SF                      73.75   LO(35)/Defeasance(81)/Open(4)                    -         NAP
    Valley
94  Los Olivos              Units                52,397.03      LO(35)/Flex(81)/Open(4)                       -         NAP
    Apartments
95  Chaparral Court          SF                     147.07   LO(35)/Defeasance(81)/Open(4)                    -         NAP
96  West Pearland            SF                     106.77   LO(26)/Defeasance(150)/Open(4)                   -        NAP
    Retail
97  Flotilla Street          SF                      20.58   LO(35)/Defeasance(81)/Open(4)              254,599     12/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
98  CVS-Milton               SF                     125.83   LO(30)/Defeasance(86)/Open(4)                    -        NAP
99  Twin Creeks Flex         SF                      35.30   LO(42)/Defeasance(74)/Open(4)              196,702     12/31/2001
    Building
100 REMAX Office             SF                     158.43      LO(35)/Flex(81)/Open(4)                       -        NAP
    Building






                                 Second    Second Most                          Most Recent
                            Most Recent     Recent NOI           Most Recent        NOI             Underwritten      Underwritten
ID    Property Name                 NOI        Date                      NOI       Date                      NOI               EGI
-----------------------------------------------------------------------------------------------------------------------------------
 1  3 Times Square 1                  -        NAP                36,552,861    12/31/2002            41,883,331        51,648,557
 2  Jefferson Plaza           9,222,543     12/31/2002             9,980,141     5/31/2003             8,207,652        12,465,581
    I and II
 3  Barrett Pavilion          5,470,008     12/31/2002             6,173,092        NAP                5,969,434         7,421,492
 4  Plaza America             6,009,408     5/31/2003              7,251,500        NAP                8,614,880        12,621,515
    Office Towers
    III and IV
 5  North Crescent                    -        NAP                         -        NAP                4,717,722         6,545,578
    Plaza
-----------------------------------------------------------------------------------------------------------------------------------
 6  Carmel Mountain           6,429,378     12/31/2002             6,930,599        NAP                6,924,108         9,333,444
    Ranch Shopping
    Center
 7  Alexandria                3,303,277     12/31/2001             3,816,373    12/31/2002             3,334,104         4,641,785
    Portfolio
7a  Virginia Manor            1,912,284     12/31/2001             2,160,858    12/31/2002             1,875,771         2,848,853
7b  1550 Gude                   735,358     12/31/2001               820,000    12/31/2002               729,280           846,251
7c  1500 Gude                   655,635     12/31/2001               835,516    12/31/2002               729,053           946,681
-----------------------------------------------------------------------------------------------------------------------------------
 8  Greeley Mall              3,738,761     12/31/2002             3,775,065     5/31/2003             4,046,673         6,310,569
 9  Westside Centre           4,169,320     12/31/2002             5,072,318        NAP                4,044,225         5,212,945
10  First Union Plaza         3,427,530     12/31/2001             3,567,739    12/31/2002             3,240,916         5,292,922
11  Miller/ WRI               1,067,963     12/31/2002             2,155,160        NAP                2,087,413         3,167,026
    Portfolio -
    Thorncreek
    Crossing
12  Miller/ WRI                       -        NAP                   956,038        NAP                  946,602         1,498,177
    Portfolio -
    Lowry Town Center
-----------------------------------------------------------------------------------------------------------------------------------
13  Courtyard                 3,739,629     12/31/2002             3,729,607     3/31/2003             3,707,089         7,957,414
    Marriott at
    Tysons Corner
14  Royal & Sun               3,406,655     12/31/2001             3,406,655    12/31/2002             3,600,691         6,159,053
    Alliance Building
15  Motorola Office                   -        NAP                         -        NAP                2,469,852         3,502,839
    Building
16  Dartmouth Towne           3,541,469     12/31/2002             3,449,860     6/30/2003             3,428,982         4,121,920
    Center
17  Tallgrass                         -        NAP                 1,700,790    12/31/2002             2,212,913         3,319,157
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
18  Bouquet Shopping          2,008,390     12/31/2002             2,082,603     2/28/2003             1,964,788         2,636,664
    Center
19  31st Street                 798,084     12/31/2000               711,844    12/31/2001             1,729,528         2,302,117
    Retail
20  Tower                       835,276     12/31/2001               841,134    12/31/2002             1,790,093         2,351,951
    Development
    Portfolio
20a 11311 White Rock                  -        NAP                         -        NAP                  505,739           632,242
    Road
20b 2751 Mercantile             460,953     12/31/2001               473,285    12/31/2002               435,329           535,111
    Drive
-----------------------------------------------------------------------------------------------------------------------------------
20c 11340 White Rock                  -        NAP                         -        NAP                  285,608           362,082
    Road
20d 4510 Orange                 285,540     12/31/2001               258,299    12/31/2002               234,984           367,211
    Grove Avenue
20e 11321 White Rock                  -        NAP                         -        NAP                  248,753           320,781
    Road
20f 4378 Auburn Blvd.            88,783     12/31/2001                97,847    12/31/2002                93,687           149,038
21  Circle Business           1,343,340     10/31/2002             2,194,053     4/30/2003             1,786,896         3,187,655
    Center
-----------------------------------------------------------------------------------------------------------------------------------
22  Sun Valley                1,216,052     12/31/2001             1,575,203    12/31/2002             1,457,144         2,365,162
    Village
    Manufactured
    Housing Community
23  411 West 13th                     -        NAP                         -        NAP                1,610,863         2,076,574
    Street
24  Leiner Health                     -        NAP                   894,102    12/31/2002               845,441           871,588
    Products Building
25  Garden Ridge                      -        NAP                   895,471    12/31/2002               838,414           866,468
    Retail
26  Reston Glen               1,398,106     12/31/2002             1,338,846     2/28/2003             1,320,334         2,565,054
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
27  Golden Gate                 590,701        NAP                 1,122,351        NAP                1,943,329         2,518,030
    Portfolio
27a Golden Gate                 590,701     12/31/2001             1,122,351     6/1/2003              1,029,330         1,362,873
    Portfolio -
    Golden Gate
    Shopping Center
27b Golden Gate                       -        NAP                         -        NAP                  477,742           500,253
    Portfolio -
    Circuit City-
    Cary
27c Golden Gate                       -        NAP                         -        NAP                  335,267           345,636
    Portfolio -
    Eckerds - 12th
    Street
27d Golden Gate                       -        NAP                         -        NAP                  100,990           309,268
    Portfolio -
    Eckerds - Peach
    & Zimmerly
-----------------------------------------------------------------------------------------------------------------------------------
28  Corpus Christi            1,386,001     12/31/2001             1,536,623    12/31/2002             1,486,438         2,294,836
    Business Park
    Portfolio
28a Windchase                         -        NAP                         -        NAP                        -                 -
    Shopping Center
28b Corpus Christi                    -        NAP                         -        NAP                        -                 -
    Business Park
28c Park 37 Business                  -        NAP                         -        NAP                        -                 -
    Park
28d Pharaoh Plaza                     -        NAP                         -        NAP                        -                 -
-----------------------------------------------------------------------------------------------------------------------------------
29  Westport Retail                   -        NAP                         -        NAP                1,279,585         1,459,160
30  Georgian Bay              1,014,604     12/31/2001             1,030,492    12/31/2002             1,038,728         2,083,273
    Apartments 2
31  WESCO 3                           -        NAP                         -        NAP                1,467,533         1,497,482
31a WESCO 3 -                         -        NAP                         -        NAP                  160,109           163,377
    Phoenix Brown
31b WESCO 3 - Detroit                 -        NAP                         -        NAP                  169,402           172,859
-----------------------------------------------------------------------------------------------------------------------------------
31c WESCO 3 - Fort                    -        NAP                         -        NAP                  110,410           112,663
    Myers
31d WESCO 3 - Denver                  -        NAP                         -        NAP                  114,543           116,881
31e WESCO 3 -                         -        NAP                         -        NAP                  132,083           134,778
    Indianapolis
31f WESCO 3 -                         -        NAP                         -        NAP                  101,755           103,832
    Anchorage
31g WESCO 3 -                         -        NAP                         -        NAP                   96,166            98,128
    Bakersfield
-----------------------------------------------------------------------------------------------------------------------------------
31h WESCO 3 - Deer                    -        NAP                         -        NAP                  114,327           116,660
    Park
31i WESCO 3 - Augusta                 -        NAP                         -        NAP                   92,691            94,582
31j WESCO 3 -                         -        NAP                         -        NAP                   66,580            67,939
    Burilington
31k WESCO 3 - North                   -        NAP                         -        NAP                   51,217            52,262
    Fargo
31l WESCO 3 -                         -        NAP                         -        NAP                   55,753            56,890
    Billings
-----------------------------------------------------------------------------------------------------------------------------------
31m WESCO 3 -                         -        NAP                         -        NAP                   56,585            57,739
    Beaumont
31n WESCO 3 - York                    -        NAP                         -        NAP                   43,363            44,248
31o WESCO 3 - Wichita                 -        NAP                         -        NAP                   37,173            37,932
31p WESCO 3 - Decatur                 -        NAP                         -        NAP                   35,059            35,775
31q WESCO 3 -                         -        NAP                         -        NAP                   30,318            30,937
    Coldwater
-----------------------------------------------------------------------------------------------------------------------------------
32  Inland Eckerd                     -        NAP                         -        NAP                1,564,460         1,612,845
    Portfolio 2
32a Inland Eckerd                     -        NAP                         -        NAP                  315,368           325,121
    Portfolio 2 -
    Eckerd - Rt. 51
    & 88
32b Inland Eckerd                     -        NAP                         -        NAP                  272,155           280,572
    Portfolio 2 -
    Eckerd -
    Monroeville &
    Jameson
32c Inland Eckerd                     -        NAP                         -        NAP                  301,275           310,593
    Portfolio 2 -
    Eckerd - Rt. 286
32d Inland Eckerd                     -        NAP                         -        NAP                  242,116           249,604
    Portfolio 2 -
    Eckerd -Rt. 130
    & Pleasant Valley
-----------------------------------------------------------------------------------------------------------------------------------
32e Inland Eckerd                     -        NAP                         -        NAP                  229,093           236,179
    Portfolio 2 -
    Eckerd - Old
    Freeport & Pillow
32f Inland Eckerd                     -        NAP                         -        NAP                  204,453           210,777
    Portfolio 2 -
    Eckerd - Rt. 22
    & Cove
33  Central Avenue              999,653     12/31/2002               968,457     3/31/2003               943,020         1,780,701
    Shopping Center
34  Richboro                          -        NAP                   945,365        NAP                1,043,107         1,312,898
    Shopping Center
35  Crystal Lake                938,573     12/31/2002               992,543     4/30/2003               903,299         1,623,296
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
36  Sandia                      771,988     12/31/2002               843,099     5/31/2003               987,106         1,288,791
    Distribution
    Center
37  The Village at              748,455     12/31/2002               757,066     2/28/2003               870,403         1,651,427
    Wesley Chapel
    Apartments
38  AmeriTel Boise            1,995,355     12/31/2001             1,944,407    12/31/2002             1,571,164         3,674,757
    Spectrum
39  Coral Club                  930,201     12/31/2002               940,026     4/30/2003               855,431         1,530,915
    Apartments
40  Greenoaks                   715,258     12/31/2001               798,318    12/31/2002               749,055         1,215,956
    Manufactured
    Housing Community
-----------------------------------------------------------------------------------------------------------------------------------
41  Inland Eckerd                     -        NAP                         -        NAP                1,226,151         1,320,207
    Portfolio 3
41a Inland Eckerd                     -        NAP                         -        NAP                  258,813           266,818
    Portfolio 3 -
    Eckerd - Broad &
    Bailey
41b Inland Eckerd                     -        NAP                         -        NAP                  287,675           296,572
    Portfolio 3 -
    Eckerd - Rt. 119
    & York
41c Inland Eckerd                     -        NAP                         -        NAP                  309,248           318,812
    Portfolio 3 -
    Eckerd - Genesee
    and Pine
41d Inland Eckerd                     -        NAP                         -        NAP                  230,826           237,965
    Portfolio 3 -
    Eckerd -
    Millersport
    Highway
-----------------------------------------------------------------------------------------------------------------------------------
41e Inland Eckerd                     -        NAP                         -        NAP                  139,589           200,041
    Portfolio 3 -
    Eckerd - Central
    & Millard
    Fillmore
42  Extra Space Self          1,036,197     12/31/2002             1,021,004     3/31/2003               915,166         1,282,598
    Storage
43  Meadowbrook at              768,919     12/31/2002               819,687     6/30/2003               871,324         1,372,764
    Kings Grant
    Apartments
44  679 Madison                 419,211     12/31/2001               364,920    12/31/2002             1,130,336         1,397,401
    Avenue
45  York Plaza                  641,709     12/31/2001               649,266    12/31/2002               942,325         1,396,471
-----------------------------------------------------------------------------------------------------------------------------------
46  Regal Cinemas                     -        NAP                 1,092,040    12/31/2002             1,049,216         1,073,125
    Land Portfolio
46a Regal Cinemas                     -        NAP                   472,008    12/31/2002               453,447           463,780
    Land Portfolio -
    Regal - Kennesaw
46b Regal Cinemas                     -        NAP                   341,226    12/31/2002               327,856           335,327
    Land Portfolio -
    Regal - Lynwood
46c Regal Cinemas                     -        NAP                   278,806    12/31/2002               267,913           274,019
    Land Portfolio -
    Regal -
    Chesapeake
47  Whittier Gateway            594,659     6/27/2001                671,038     6/27/2002               751,097           987,869
-----------------------------------------------------------------------------------------------------------------------------------
48  West Deptford               685,825     12/31/2002               751,114     5/31/2003               739,452           991,722
    Self Storage 3
49  Family Tree                 923,898     12/31/2001               851,385    12/31/2002               841,578         1,871,457
    Apartments
50  Ocean Springs                     -        NAP                         -        NAP                  738,688         1,058,462
    Shopping Center
51  Eastern States            1,136,323     12/31/2002             1,118,980     1/31/2003               979,638         1,242,507
    Portfolio 4
51a First State                 798,016     12/31/2002               775,110     1/31/2003               669,483           859,573
    Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
51b Penflex III                 338,307     12/31/2002               343,870     3/31/2003               310,155           382,934
52  Kennametal                  830,250     12/31/2001               830,250    12/31/2002               787,520           811,876
53  AmeriTel Boise            1,271,144     12/31/2001             1,335,131    12/31/2002             1,151,562         2,695,968
    Towne Square
54  Raintree                    688,663     12/31/2002               700,790     3/31/2003               668,533         1,636,679
    Apartments
55  Victory Creek               812,069     12/31/2002               760,660     2/28/2003               703,299         1,469,313
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
56  Wallace Plaza               725,465     12/31/2002               693,172        NAP                  672,821         1,065,800
57  Coral Desert                      -        NAP                         -        NAP                  694,761           936,491
    Health Center
58  Carefree                          -        NAP                         -        NAP                  603,047           769,785
    Marketplace
59  1326 North                  325,695     12/31/2001               476,821    12/31/2002               596,585           797,295
    Market Boulevard
60  Carriage Square             656,708     12/31/2002               730,627     3/31/2003               657,344           995,526
    Shopping Center
-----------------------------------------------------------------------------------------------------------------------------------
61  Kulick Road                 664,195     12/31/2002               698,382     4/30/2003               667,626         1,052,937
62  Cactus Road                 288,077     12/31/2002               314,603     2/28/2003               342,836           538,908
    Self-Storage
63  Gilbert                     182,643     12/31/2002               207,274     2/28/2003               198,161           399,666
    Self-Storage
64  Walnut Chestnut                   -        NAP                   527,585    12/31/2002               507,894           954,069
    Park Plaza
65  Albertson's -                     -         NAP                        -        NAP                  468,003           689,294
    Montana
-----------------------------------------------------------------------------------------------------------------------------------
66  Albertson's -                     -         NAP                        -        NAP                  485,560           714,384
    Montwood
67  3737 Birch Street                 -        NAP                   573,579        NAP                  467,728           675,869
68  Northlake                  (28,834)     12/31/2001               564,776    12/31/2002               502,956           917,379
    Shopping Center
69  Salt Lake City                    -        NAP                   301,367    12/31/2002               327,115           473,438
    Multifamily -
    The Gardens
70  Salt Lake City              111,236     12/31/2001               108,893    12/31/2002                99,649           155,901
    Multifamily -
    Highland East
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
71  Monticello                  399,978     5/25/2003                453,976     6/30/2003               419,613           824,617
    Crossroads
    Apartments
72  Forest City                       -        NAP                         -        NAP                  427,383           445,191
    Retail
73  Patriot Village                   -         NAP                        -        NAP                  419,207           529,382
74  Waterford Lakes             216,750     12/31/2002               244,370     3/31/2003               428,732           541,901
    Medical Building
    2
75  Gloria Center               538,697     12/31/2002               614,154     4/30/2003               519,377           717,422
    Office
-----------------------------------------------------------------------------------------------------------------------------------
76  Elm Properties              537,123     12/31/2001               770,763    12/31/2002               575,679           974,529
    Warehouse
77  Storage USA -               445,058     12/31/2002               495,743     3/31/2003               535,710           811,988
    Lexington Park
78  Tamaron Manor               398,880     12/31/2002               397,934     2/28/2003               358,887           579,172
    Apartments
79  Westminster Club            398,463     12/31/2002               378,875     2/28/2003               404,065           892,886
    Apartments
80  Bay Park                    359,544     12/31/2002               352,906     4/30/2003               359,596           748,981
    Apartments 2
-----------------------------------------------------------------------------------------------------------------------------------
81  Pine Lake                   260,682     12/31/2001               280,300    12/31/2002               380,728           487,148
    Medical Buildings
82  Kash N Karry                405,681     12/31/2001               403,342    12/31/2002               372,496           457,040
83  Whitney Ranch               410,636     12/31/2001               439,861    12/31/2002               377,725           463,580
    Business Center
84  125 Tremont                  97,032     12/31/2002               350,160        NAP                  335,616           544,280
    Street
85  Twain Plaza                 343,254     12/31/2001               360,393    12/31/2002               384,176           526,922
-----------------------------------------------------------------------------------------------------------------------------------
86  2251 Rutherford             419,997     12/31/2002               420,759     6/30/2003               371,012           443,845
    Road
87  Coxhead                     418,681     12/31/2001               374,917    12/31/2002               299,114           393,015
    Apartments
88  Storme Apartment            405,226     12/31/2002               395,853     4/30/2003               429,089         1,226,149
    Portfolio
88a Brookside Oval                    -        NAP                         -        NAP                        -                 -
88b Shady Cove                        -        NAP                         -        NAP                        -                 -
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
88c Brookside Way                     -        NAP                         -        NAP                        -                 -
89  The Safe Place              148,673     12/31/2002               229,709     4/30/2003               350,124           516,498
    Mini Storage
90  Walgreen's                        -        NAP                         -        NAP                  321,432           352,255
    Norfolk
91  160 West 72nd               239,273     12/31/2000               275,791    12/31/2001               266,390           375,939
    Street
92  ABX Distribution                  -         NAP                        -        NAP                  285,653           352,831
    Building
-----------------------------------------------------------------------------------------------------------------------------------
93  Palms at Green              234,928     12/31/2002               238,081     3/31/2003               290,015           385,387
    Valley
94  Los Olivos                        -         NAP                        -        NAP                  277,926           397,392
    Apartments
95  Chaparral Court               6,203     12/31/2001               115,041    12/31/2002               262,273           348,138
96  West Pearland                     -        NAP                         -        NAP                  313,371           427,793
    Retail
97  Flotilla Street             262,746     12/31/2001               258,700    12/31/2002               251,002           290,985
-----------------------------------------------------------------------------------------------------------------------------------
98  CVS-Milton                        -        NAP                   185,915    12/31/2002               182,805           213,640
99  Twin Creeks Flex            185,691     12/31/2002               168,376     5/31/2003               162,417           237,745
    Building
100 REMAX Office                      -         NAP                  160,369    12/31/2002               141,613           180,219
    Building




                           Underwritten       Underwritten      Underwritten
ID    Property Name            Expenses      Net Cash Flow          Reserves Largest Tenant                                     SF
-----------------------------------------------------------------------------------------------------------------------------------
 1  3 Times Square 1          9,765,226         39,765,263                 - Reuters C Corp (4-14)                         338,840
 2  Jefferson Plaza           4,257,929          7,199,687           103,381 GSA - National Guard                          310,202
    I and II
 3  Barrett Pavilion          1,452,057          5,774,950            69,188 AMC Theater                                    94,774
 4  Plaza America             4,006,636          7,860,480            70,974 Unisys                                        280,137
    Office Towers
    III and IV
 5  North Crescent            1,827,856          4,550,304            30,624 Platinum Equity LLC                            71,246
    Plaza
-----------------------------------------------------------------------------------------------------------------------------------
 6  Carmel Mountain           2,409,336          6,686,335            46,967 Kmart                                         107,870
    Ranch Shopping
    Center
 7  Alexandria                1,307,681          3,080,756            51,950
    Portfolio
7a  Virginia Manor              973,082          1,698,803            38,377 Baxter Biosciences, Inc.                      110,412
7b  1550 Gude                   116,971            697,177             6,675 Shire Laboratories                             44,500
7c  1500 Gude                   217,628            684,776             6,898 Calypte Biomedical Corp.                       25,459
-----------------------------------------------------------------------------------------------------------------------------------
 8  Greeley Mall              2,263,896          3,704,996           162,650 Dillard's                                     133,270
 9  Westside Centre           1,168,720          3,861,179            73,618 Dick's Sporting Goods                          45,000
10  First Union Plaza         2,052,006          2,987,734            47,196 Duke University                               147,339
11  Miller/ WRI               1,079,613          2,005,024            24,810 Linens N Things                                31,303
    Portfolio -
    Thorncreek
    Crossing
12  Miller/ WRI                 551,575            906,135            11,495 Citywide Bank                                   4,345
    Portfolio -
    Lowry Town Center
-----------------------------------------------------------------------------------------------------------------------------------
13  Courtyard                 4,250,325          3,388,793                 -
    Marriott at
    Tysons Corner
14  Royal & Sun               2,558,362          3,287,729           103,930 Royal Indemnity Company                       346,434
    Alliance Building
15  Motorola Office           1,032,987          2,349,314            23,966 Motorola, Inc.                                119,829
    Building
16  Dartmouth Towne             692,938          3,205,706            45,480 Home Depot USA, Inc.                          102,820
    Center
17  Tallgrass                 1,106,244          2,125,913            87,000                                                     -
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
18  Bouquet Shopping            671,876          1,840,921            34,248 Vons Market #1669                              36,481
    Center
19  31st Street                 572,589          1,687,625            13,981 KCOR Inc.                                      29,221
    Retail
20  Tower                       561,857          1,611,906            59,037
    Development
    Portfolio
20a 11311 White Rock            126,503            505,739                 - Harte Hanks Shoppers, Inc.                     91,200
    Road
20b 2751 Mercantile              99,782            435,329                 - Comtek                                         22,400
    Drive
-----------------------------------------------------------------------------------------------------------------------------------
20c 11340 White Rock             76,474            285,608                 - Viking Ajaxx Supply Inc.                       40,500
    Road
20d 4510 Orange                 132,227            234,984                 - County of Sacramento                           20,387
    Grove Avenue
20e 11321 White Rock             72,027            248,753                 - E-Filliate Corporation                         51,625
    Road
20f 4378 Auburn Blvd.            55,351             93,687                 - Tower Development Corp.                         4,074
21  Circle Business           1,400,758          1,608,536            23,453 Healthcare Management                          25,352
    Center
-----------------------------------------------------------------------------------------------------------------------------------
22  Sun Valley                  908,018          1,443,994            13,150
    Village
    Manufactured
    Housing Community
23  411 West 13th               465,711          1,600,463            10,400 Aramis, Inc.                                   52,000
    Street
24  Leiner Health                26,148            802,851            14,000 Leiner Health Products                        140,000
    Products Building
25  Garden Ridge                 28,054            793,978            21,193 Garden Ridge                                  141,286
    Retail
26  Reston Glen               1,244,720          1,270,334            50,000
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
27  Golden Gate                 574,701          1,769,743            48,677
    Portfolio
27a Golden Gate                 333,543            907,370            36,747 Food Lion                                      32,565
    Portfolio -
    Golden Gate
    Shopping Center
27b Golden Gate                  22,511            454,086             6,694 Circuit City                                   27,891
    Portfolio -
    Circuit City-
    Cary
27c Golden Gate                  10,369            321,649             2,618 Eckerd                                         10,908
    Portfolio -
    Eckerds - 12th
    Street
27d Golden Gate                 208,278             86,639             2,618 Eckerd                                         10,908
    Portfolio -
    Eckerds - Peach
    & Zimmerly
-----------------------------------------------------------------------------------------------------------------------------------
28  Corpus Christi              808,398          1,249,246            81,892
    Business Park
    Portfolio
28a Windchase                         -                  -                 - Leibowitz Furniture                            24,251
    Shopping Center
28b Corpus Christi                    -                  -                 - Nestle's N American Water                       8,000
    Business Park
28c Park 37 Business                  -                  -                 - State of Texas                                 11,580
    Park
28d Pharaoh Plaza                     -                  -                 - Kids Are Us                                     7,200
-----------------------------------------------------------------------------------------------------------------------------------
29  Westport Retail             179,575          1,197,846             6,740 The Gap, Inc.                                  10,521
30  Georgian Bay              1,044,545            976,228            62,500
    Apartments 2
31  WESCO 3                      29,950          1,315,730           104,511
31a WESCO 3 -                     3,268            144,478            10,770 Wesco                                          37,138
    Phoenix Brown
31b WESCO 3 - Detroit             3,457            154,815             9,324 Wesco                                          42,384
-----------------------------------------------------------------------------------------------------------------------------------
31c WESCO 3 - Fort                2,253             99,469             7,785 Wesco                                          20,488
    Myers
31d WESCO 3 - Denver              2,338            101,645             9,352 Wesco                                          28,340
31e WESCO 3 -                     2,696            105,821            20,915 Wesco                                          65,359
    Indianapolis
31f WESCO 3 -                     2,077             95,439             3,651 Wesco                                          12,588
    Anchorage
31g WESCO 3 -                     1,963             89,679             3,522 Wesco                                          23,480
    Bakersfield
-----------------------------------------------------------------------------------------------------------------------------------
31h WESCO 3 - Deer                2,333            106,019             4,950 Wesco                                          23,572
    Park
31i WESCO 3 - Augusta             1,892             86,814             3,096 Wesco                                          20,640
31j WESCO 3 -                     1,359             60,274             4,383 Wesco                                          12,892
    Burilington
31k WESCO 3 - North               1,045             46,083             3,548 Wesco                                          12,672
    Fargo
31l WESCO 3 -                     1,138             49,617             4,304 Wesco                                          16,553
    Billings
-----------------------------------------------------------------------------------------------------------------------------------
31m WESCO 3 -                     1,155             50,444             4,350 Wesco                                          15,000
    Beaumont
31n WESCO 3 - York                  885             38,815             3,135 Wesco                                          12,540
31o WESCO 3 - Wichita               759             30,981             4,816 Wesco                                          15,050
31p WESCO 3 - Decatur               715             27,771             4,965 Wesco                                          17,120
31q WESCO 3 -                       619             27,567             1,645 Wesco                                          10,964
    Coldwater
-----------------------------------------------------------------------------------------------------------------------------------
32  Inland Eckerd                48,385          1,493,281             9,817
    Portfolio 2
32a Inland Eckerd                 9,754            302,082             1,636 Eckerd                                         10,908
    Portfolio 2 -
    Eckerd - Rt. 51
    & 88
32b Inland Eckerd                 8,417            259,995             1,636 Eckerd                                         10,908
    Portfolio 2 -
    Eckerd -
    Monroeville &
    Jameson
32c Inland Eckerd                 9,318            288,356             1,636 Eckerd                                         10,908
    Portfolio 2 -
    Eckerd - Rt. 286
32d Inland Eckerd                 7,488            230,738             1,636 Eckerd                                         10,908
    Portfolio 2 -
    Eckerd -Rt. 130
    & Pleasant Valley
-----------------------------------------------------------------------------------------------------------------------------------
32e Inland Eckerd                 7,085            218,054             1,636 Eckerd                                         10,908
    Portfolio 2 -
    Eckerd - Old
    Freeport & Pillow
32f Inland Eckerd                 6,323            194,056             1,636 Eckerd                                         10,908
    Portfolio 2 -
    Eckerd - Rt. 22
    & Cove
33  Central Avenue              837,681            928,056             6,016 Buy Buy  Baby (CVS)                            30,800
    Shopping Center
34  Richboro                    269,791            999,849            12,091 Shop N Bag                                     24,650
    Shopping Center
35  Crystal Lake                719,997            852,899            50,400
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
36  Sandia                      301,685            910,734            20,172 McKesson General Medical Corp.                 48,000
    Distribution
    Center
37  The Village at              781,024            810,453            59,950
    Wesley Chapel
    Apartments
38  AmeriTel Boise            2,103,593          1,387,426           183,738
    Spectrum
39  Coral Club                  675,484            797,791            57,640
    Apartments
40  Greenoaks                   466,901            738,305            10,750
    Manufactured
    Housing Community
-----------------------------------------------------------------------------------------------------------------------------------
41  Inland Eckerd                94,056          1,166,371             8,672
    Portfolio 3
41a Inland Eckerd                 8,005            246,152             1,910 Eckerd                                         12,732
    Portfolio 3 -
    Eckerd - Broad &
    Bailey
41b Inland Eckerd                 8,897            275,110             1,636 Eckerd                                         10,908
    Portfolio 3 -
    Eckerd - Rt. 119
    & York
41c Inland Eckerd                 9,564            296,122             1,636 Eckerd                                         10,908
    Portfolio 3 -
    Eckerd - Genesee
    and Pine
41d Inland Eckerd                 7,139            219,742             1,636 Eckerd                                         10,908
    Portfolio 3 -
    Eckerd -
    Millersport
    Highway
-----------------------------------------------------------------------------------------------------------------------------------
41e Inland Eckerd                60,451            129,245             1,854 Eckerd                                         10,908
    Portfolio 3 -
    Eckerd - Central
    & Millard
    Fillmore
42  Extra Space Self            367,432            906,662             8,504
    Storage
43  Meadowbrook at              501,440            834,124            37,200
    Kings Grant
    Apartments
44  679 Madison                 267,065          1,091,699             3,822 Sherry-Lehmann Inc.                             4,896
    Avenue
45  York Plaza                  454,146            802,796            44,269 Food Town                                      62,808
-----------------------------------------------------------------------------------------------------------------------------------
46  Regal Cinemas                23,909          1,049,216                 -
    Land Portfolio
46a Regal Cinemas                10,333            453,447                 - Regal - Kennesaw                              779,298
    Land Portfolio -
    Regal - Kennesaw
46b Regal Cinemas                 7,471            327,855                 - Regal - Lynwood                               217,800
    Land Portfolio -
    Regal - Lynwood
46c Regal Cinemas                 6,105            267,913                 - Regal - Chesapeake                            608,098
    Land Portfolio -
    Regal -
    Chesapeake
47  Whittier Gateway            236,772            742,905             1,747 Home Depot                                    135,695
-----------------------------------------------------------------------------------------------------------------------------------
48  West Deptford               252,270            724,987            14,465
    Self Storage 3
49  Family Tree               1,029,879            764,778            76,800
    Apartments
50  Ocean Springs               319,773            715,041             7,358 Winn-Dixie                                     62,771
    Shopping Center
51  Eastern States              262,869            808,525            39,206
    Portfolio 4
51a First State                 190,090            553,218            28,130 Agilent                                        37,500
    Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
51b Penflex III                  72,779            255,307            11,076 Astrazeneca                                    16,000
52  Kennametal                   24,356            702,018            41,681 Kennametal Inc.                               277,875
53  AmeriTel Boise            1,544,406          1,016,764           134,798
    Towne Square
54  Raintree                    968,146            559,333           109,200
    Apartments
55  Victory Creek               766,014            633,299            70,000
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
56  Wallace Plaza               392,979            635,036            17,963 Big Lots                                       30,625
57  Coral Desert                241,730            650,555            10,885 Orthopaedic Specialists & Sports                7,261
    Health Center                                                            Medicine S. Utah
58  Carefree                    166,738            577,396             3,705 Century 21 Metro Alliance                       3,342
    Marketplace
59  1326 North                  200,710            535,601            17,236 Shaw Facilities, Inc.                          27,331
    Market Boulevard
60  Carriage Square             338,182            567,370            23,280 Bio-Life Plasma Services/Sera-Tec              10,527
    Shopping Center
-----------------------------------------------------------------------------------------------------------------------------------
61  Kulick Road                 385,311            581,055            24,730 Haemotronic Ltd.                               24,717
62  Cactus Road                 196,072            331,942            10,894
    Self-Storage
63  Gilbert                     201,505            187,132            11,029
    Self-Storage
64  Walnut Chestnut             446,175            466,494            41,400
    Park Plaza
65  Albertson's -               221,291            452,389            15,614 Albertson's Inc.                               74,354
    Montana
-----------------------------------------------------------------------------------------------------------------------------------
66  Albertson's -               228,824            466,474            19,086 Albertson's Inc.                               76,344
    Montwood
67  3737 Birch Street           208,141            417,310             5,211 Ferruzzo & Worthe, LLP                         17,370
68  Northlake                   414,423            425,667            16,181 Joann/Cloth World #1041                        14,971
    Shopping Center
69  Salt Lake City              146,323            310,865            16,250
    Multifamily -
    The Gardens
70  Salt Lake City               56,251             92,649             7,000
    Multifamily -
    Highland East
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
71  Monticello                  405,004            393,363            26,250
    Crossroads
    Apartments
72  Forest City                  17,808            408,005             6,506 Richfoods/Market at Tobacco                    33,248
    Retail
73  Patriot Village             110,175            398,507             3,000 Sunlight Carpets Inc., d/b/a/                   4,000
                                                                             Mohawk
74  Waterford Lakes             113,169            412,484             4,112 Florida Physicians Medical Group               12,000
    Medical Building
    2
75  Gloria Center               198,046            481,324             5,785 Citibank                                        4,524
    Office
-----------------------------------------------------------------------------------------------------------------------------------
76  Elm Properties              398,850            511,116            44,196 W.E. Lahr Company                             102,000
    Warehouse
77  Storage USA -               276,278            522,154            13,556
    Lexington Park
78  Tamaron Manor               220,285            336,887            22,000
    Apartments
79  Westminster Club            488,821            357,265            46,800
    Apartments
80  Bay Park                    389,385            322,396            37,200
    Apartments 2
-----------------------------------------------------------------------------------------------------------------------------------
81  Pine Lake                   106,420            353,533             4,773 Swedish Hospital                                6,000
    Medical Buildings
82  Kash N Karry                 84,544            351,487             6,021 Kash N Karry                                   40,143
83  Whitney Ranch                85,855            340,495            12,213 C&E Investments                                17,751
    Business Center
84  125 Tremont                 208,664            319,421             2,283 Jobs for Youth (office)                        11,218
    Street
85  Twain Plaza                 142,746            354,150             8,120 Acosta Enterprises dba El Rincon                4,810
                                                                             Latino Market
-----------------------------------------------------------------------------------------------------------------------------------
86  2251 Rutherford              72,833            354,339             5,014 Q-Biogene, Inc.                                33,424
    Road
87  Coxhead                      93,901            295,514             3,600
    Apartments
88  Storme Apartment            797,060            374,089            55,000
    Portfolio
88a Brookside Oval                    -                  -                 -
88b Shady Cove                        -                  -                 -
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
88c Brookside Way                     -                  -                 -
89  The Safe Place              166,374            340,452             9,672
    Mini Storage
90  Walgreen's                   30,823            319,346             2,086 Walgreen Co.                                   13,905
    Norfolk
91  160 West 72nd               109,549            258,136             2,048 Acker Merrill & Condit Co., Inc.                1,900
    Street
92  ABX Distribution             67,178            265,122             4,531 A.B.X., Inc., and G.S.W.C., Inc.               34,851
    Building
-----------------------------------------------------------------------------------------------------------------------------------
93  Palms at Green               95,372            261,718             6,097 Daycor Properties, Inc.                         4,880
    Valley
94  Los Olivos                  119,466            269,726             8,200
    Apartments
95  Chaparral Court              85,866            249,036             2,136 Flower Mound Emergency Care                     3,084
96  West Pearland               114,422            291,216             4,842 Allergy Clinic III, LLP                         3,090
    Retail
97  Flotilla Street              39,983            214,373            21,729 Linroz Manufacturing Co.                       94,473
-----------------------------------------------------------------------------------------------------------------------------------
98  CVS-Milton                   30,835            178,430             1,928 REA & Derrick, Inc. (CVS/Pharmacy)             11,000
99  Twin Creeks Flex             75,328            143,484             6,750 Maronda Homes                                  17,500
    Building
100 REMAX Office                 38,605            128,567             2,295 Boulevard Brokerage Group, Inc.                 6,556
    Building




                            Lease                                                                   Lease
ID    Property Name      Expiration     2nd Largest Tenant                                 SF    Expiration
----------------------------------------------------------------------------------------------------------------
 1  3 Times Square 1     11/18/2021     Bank of Montreal(26-29)                       102,415    11/18/2021
 2  Jefferson Plaza       9/8/2008      Boeing Company                                101,744     6/30/2008
    I and II
 3  Barrett Pavilion      6/1/2019      Media Play                                     49,412     1/1/2015
 4  Plaza America         7/31/2018     NCI                                            78,466     6/30/2013
    Office Towers
    III and IV
 5  North Crescent        1/1/2023      Paradigm Talent Agency                         51,250     1/1/2023
    Plaza
----------------------------------------------------------------------------------------------------------------
 6  Carmel Mountain      12/31/2018     Sportmart                                      40,672    11/30/2008
    Ranch Shopping
    Center
 7  Alexandria
    Portfolio
7a  Virginia Manor        5/31/2012     Neocera, Inc.                                  17,562     6/30/2004
7b  1550 Gude             4/30/2006
7c  1500 Gude            10/21/2006     Macrogenics, Inc.                              20,530     3/31/2007
----------------------------------------------------------------------------------------------------------------
 8  Greeley Mall          6/30/2008     JC Penney                                      49,672    10/31/2017
 9  Westside Centre       1/1/2017      Goody's                                        40,000     8/1/2016
10  First Union Plaza    11/30/2006     Moore Van Allen                                30,499     7/31/2004
11  Miller/ WRI           1/31/2014     Barnes & Noble                                 24,321     4/30/2012
    Portfolio -
    Thorncreek
    Crossing
12  Miller/ WRI          12/31/2012     Lowry Liqours                                   4,000    12/31/2012
    Portfolio -
    Lowry Town Center
----------------------------------------------------------------------------------------------------------------
13  Courtyard Marriott at Tysons Corner
14  Royal & Sun           5/31/2013
    Alliance Building
15  Motorola Office      12/31/2016
    Building
16  Dartmouth Towne       1/31/2009     OfficeMax, Inc.                                27,147     1/31/2011
    Center
17  Tallgrass             1/0/1900
    Apartments
----------------------------------------------------------------------------------------------------------------
18  Bouquet Shopping     10/15/2010     Ross Dress for Less #90                        31,550     1/31/2006
    Center
19  31st Street           4/30/2022     Man-Dell (Key Food)                            24,813     6/30/2011
    Retail
20  Tower Development Portfolio
20a 11311 White Rock      7/31/2013     Arizona Title, LLC                             41,610    12/31/2006
    Road
20b 2751 Mercantile       6/30/2004     SCP Pool Supply                                22,400     4/30/2005
    Drive
----------------------------------------------------------------------------------------------------------------
20c 11340 White Rock      2/28/2008     West Coast Correct Craft                       27,900    10/31/2007
    Road
20d 4510 Orange           5/31/2015
    Grove Avenue
20e 11321 White Rock      6/30/2013
    Road
20f 4378 Auburn Blvd.    12/31/2004     Anheuser Busch Company                          1,586     6/30/2006
21  Circle Business       2/28/2007     Demler, Armstrong & Rowland                    18,755     5/31/2008
    Center
----------------------------------------------------------------------------------------------------------------
22  Sun Valley Village Manufactured Housing Community
23  411 West 13th         1/31/2018
    Street
24  Leiner Health        12/31/2011
    Products Building
25  Garden Ridge          9/17/2016
    Retail
26  Reston Glen Apartments
----------------------------------------------------------------------------------------------------------------
27  Golden Gate
    Portfolio
27a Golden Gate           8/14/2012     Harris Teater                                  30,248    12/31/2006
    Portfolio -
    Golden Gate
    Shopping Center
27b Golden Gate           3/31/2022
    Portfolio -
    Circuit City-
    Cary
27c Golden Gate          10/31/2020
    Portfolio -
    Eckerds - 12th
    Street
27d Golden Gate           3/31/2019
    Portfolio -
    Eckerds - Peach
    & Zimmerly
----------------------------------------------------------------------------------------------------------------
28  Corpus Christi Business Park
    Portfolio
28a Windchase             7/31/2004     The Sharp Shooter                              12,020     5/31/2004
    Shopping Center
28b Corpus Christi        9/30/2003     FasClampitt Paper Store                         8,000     4/30/2004
    Business Park
28c Park 37 Business      3/31/2006     Texas Remodelers                                3,960     6/30/2005
    Park
28d Pharaoh Plaza         2/28/2005     D. Noodle House                                 2,500     9/30/2007
----------------------------------------------------------------------------------------------------------------
29  Westport Retail       4/30/2011     Ann Taylor Retail, Inc.                         3,880     4/30/2011
30  Georgian Bay Apartments 2
31  WESCO 3
31a WESCO 3 -             2/13/2023
    Phoenix Brown
31b WESCO 3 - Detroit     2/13/2023
----------------------------------------------------------------------------------------------------------------
31c WESCO 3 - Fort        2/13/2023
    Myers
31d WESCO 3 - Denver      2/13/2023
31e WESCO 3 -             2/13/2023
    Indianapolis
31f WESCO 3 -             2/13/2023
    Anchorage
31g WESCO 3 -             2/13/2023
    Bakersfield
----------------------------------------------------------------------------------------------------------------
31h WESCO 3 - Deer        2/13/2023
    Park
31i WESCO 3 - Augusta     2/13/2023
31j WESCO 3 -             2/13/2023
    Burilington
31k WESCO 3 - North       2/13/2023
    Fargo
31l WESCO 3 -             2/13/2023
    Billings
----------------------------------------------------------------------------------------------------------------
31m WESCO 3 -             2/13/2023
    Beaumont
31n WESCO 3 - York        2/13/2023
31o WESCO 3 - Wichita     2/13/2023
31p WESCO 3 - Decatur     2/13/2023
31q WESCO 3 -             2/13/2023
    Coldwater
----------------------------------------------------------------------------------------------------------------
32  Inland Eckerd Portfolio 2
32a Inland Eckerd         5/11/2019
    Portfolio 2 -
    Eckerd - Rt. 51
    & 88
32b Inland Eckerd        11/27/2020
    Portfolio 2 -
    Eckerd -
    Monroeville &
    Jameson
32c Inland Eckerd         1/21/2019
    Portfolio 2 -
    Eckerd - Rt. 286
32d Inland Eckerd        11/27/2020
    Portfolio 2 -
    Eckerd -Rt. 130
    & Pleasant Valley
----------------------------------------------------------------------------------------------------------------
32e Inland Eckerd        10/29/2019
    Portfolio 2 -
    Eckerd - Old
    Freeport & Pillow
32f Inland Eckerd         6/17/2019
    Portfolio 2 -
    Eckerd - Rt. 22
    & Cove
33  Central Avenue       11/30/2015     Golfsmith NU                                    9,207     3/31/2018
    Shopping Center
34  Richboro             12/31/2008     Eckerd                                          8,400     8/31/2007
    Shopping Center
35  Crystal Lake Apartments
----------------------------------------------------------------------------------------------------------------
36  Sandia                6/30/2005     Shaw Industries, Inc                           33,220    11/30/2007
    Distribution
    Center
37  The Village at Wesley Chapel
    Apartments
38  AmeriTel Boise Spectrum
39  Coral Club Apartments
40  Greenoaks Manufactured Housing
    Community
----------------------------------------------------------------------------------------------------------------
41  Inland Eckerd Portfolio 3
41a Inland Eckerd        11/27/2020
    Portfolio 3 -
    Eckerd - Broad &
    Bailey
41b Inland Eckerd        11/27/2020
    Portfolio 3 -
    Eckerd - Rt. 119
    & York
41c Inland Eckerd        11/27/2020
    Portfolio 3 -
    Eckerd - Genesee
    and Pine
41d Inland Eckerd        11/27/2020
    Portfolio 3 -
    Eckerd -
    Millersport
    Highway
----------------------------------------------------------------------------------------------------------------
41e Inland Eckerd        11/27/2020
    Portfolio 3 -
    Eckerd - Central
    & Millard
    Fillmore
42  Extra Space Self Storage
43  Meadowbrook at Kings Grant
    Apartments
44  679 Madison          12/31/2050     Wine Cave                                         420    12/31/2050
    Avenue
45  York Plaza            3/31/2014     Star Wholesale                                 22,811     9/30/2004
----------------------------------------------------------------------------------------------------------------
46  Regal Cinemas Land Portfolio
46a Regal Cinemas         8/31/2020
    Land Portfolio -
    Regal - Kennesaw
46b Regal Cinemas         6/30/2020
    Land Portfolio -
    Regal - Lynwood
46c Regal Cinemas         6/30/2020
    Land Portfolio -
    Regal -
    Chesapeake
47  Whittier Gateway      1/31/2020     Carl's Jr.                                      3,050    11/14/2019
----------------------------------------------------------------------------------------------------------------
48  West Deptford Self Storage 3
49  Family Tree Apartments
50  Ocean Springs         9/7/2018      Party House                                     5,600    10/31/2004
    Shopping Center
51  Eastern States Portfolio 4
51a First State          11/30/2004     Tire and Sales & Service                       15,000     6/30/2004
    Portfolio
----------------------------------------------------------------------------------------------------------------
51b Penflex III          11/30/2004     Apria Healthcare                                6,900     6/1/2006
52  Kennametal            6/15/2013
53  AmeriTel Boise Towne Square
54  Raintree
    Apartments
55  Victory Creek Apartments
----------------------------------------------------------------------------------------------------------------
56  Wallace Plaza         1/31/2008     NY Bling Bling                                  7,975    12/31/2007
57  Coral Desert          5/31/2023     Southwest Surgical Associates                   5,285     5/31/2020
    Health Center
58  Carefree              7/31/2008     Metropolitan Mattress                           2,630     2/28/2007
    Marketplace
59  1326 North           12/31/2005     California Chamber of Commerce                 25,210    11/30/2012
    Market Boulevard
60  Carriage Square       8/1/2006      Pancho's Mexican Buffet                        10,195     7/21/2004
    Shopping Center
----------------------------------------------------------------------------------------------------------------
61  Kulick Road           1/31/2005     Whirlpool Corporation                          22,866     9/30/2005
62  Cactus Road Self-Storage
63  Gilbert
    Self-Storage
64  Walnut Chestnut Park Plaza
65  Albertson's -         2/28/2019
    Montana
----------------------------------------------------------------------------------------------------------------
66  Albertson's -         2/28/2019
    Montwood
67  3737 Birch Street    12/31/2015     Sagence Systems, Inc.                           8,685     9/30/2005
68  Northlake             1/31/2006     Dollar Tree                                    11,875     1/31/2008
    Shopping Center
69  Salt Lake City Multifamily - The
    Gardens
70  Salt Lake City Multifamily -
    Highland East Apartments
----------------------------------------------------------------------------------------------------------------
71  Monticello Crossroads Apartments
72  Forest City           2/28/2022     CVS                                            10,125     3/31/2022
    Retail
73  Patriot Village       4/30/2008     FMS Management Systems, d/b/a IHOP              3,440     6/30/2013
74  Waterford Lakes      11/30/2018     Florida Hospital Centra Care,                   5,538     3/31/2013
    Medical Building
    2
75  Gloria Center        10/31/2004     United Synagogue                                2,538     8/14/2004
    Office
----------------------------------------------------------------------------------------------------------------
76  Elm Properties        6/30/2018     Brock White Company LLC                       102,000     6/30/2018
    Warehouse
77  Storage USA - Lexington Park
78  Tamaron Manor Apartments
79  Westminster Club Apartments
80  Bay Park Apartments 2
----------------------------------------------------------------------------------------------------------------
81  Pine Lake             8/31/2007     Pediatric Associates                            5,000     5/31/2009
    Medical Buildings
82  Kash N Karry          1/31/2021
83  Whitney Ranch        12/31/2005     CCS - Bill Moss                                 7,256     3/31/2008
    Business Center
84  125 Tremont           7/1/2007      7-Eleven                                        2,000     12/1/2012
    Street
85  Twain Plaza          10/31/2007     Michelle Kim  (24 Hour Laundromat)              4,335    12/31/2006
----------------------------------------------------------------------------------------------------------------
86  2251 Rutherford       7/31/2012
    Road
87  Coxhead
    Apartments
88  Storme Apartment Portfolio
88a Brookside Oval
88b Shady Cove Apartments
----------------------------------------------------------------------------------------------------------------
88c Brookside Way
89  The Safe Place Mini Storage
90  Walgreen's            9/30/2059
    Norfolk
91  160 West 72nd         3/31/2018     The Wine Workshop, Ltd.                         1,750     3/31/2018
    Street
92  ABX Distribution      2/29/2008                                                         -     1/0/1900
    Building
----------------------------------------------------------------------------------------------------------------
93  Palms at Green        6/30/2007     Kimball Hill Homes Nevada, Inc                  3,920     8/25/2006
    Valley
94  Los Olivos Apartments
95  Chaparral Court      11/30/2007     Wells Fargo Bank (branch+drive                  2,702    11/30/2016
                                        thru)
96  West Pearland         2/28/2013     MRI Central                                     3,080     2/28/2008
    Retail
97  Flotilla Street       3/31/2005
----------------------------------------------------------------------------------------------------------------
98  CVS-Milton           12/31/2021     Robert W. Schwarz (Knarr's                      1,854    12/31/2005
                                        Beverages)
99  Twin Creeks Flex      9/14/2004     Wurth/Service Supply                           12,500    10/31/2004
    Building
100 REMAX Office          2/5/2008
    Building




                                                                                  Lease                 Percent             Leased
ID    Property Name   3rd Largest Tenant                                 SF    Expiration                Leased         As-of Date
-----------------------------------------------------------------------------------------------------------------------------------
 1  3 Times Square 1  Bain & Co.                                     38,257    11/18/2021                98.80%           7/1/2003
 2  Jefferson Plaza   GSA - FBI                                      37,745     9/8/2009                100.00%           6/1/2003
    I and II
 3  Barrett Pavilion  JoAnn's Fabrics                                46,000     1/1/2011                 97.00%           6/2/2003
 4  Plaza America     University of Phoenix                          25,379     4/30/2010                94.34%           7/1/2003
    Office Towers
    III and IV
 5  North Crescent                                                                                      100.00%           2/7/2003
    Plaza
-----------------------------------------------------------------------------------------------------------------------------------
 6  Carmel Mountain   Pacific Theatres                               34,561     7/31/2013               100.00%          7/31/2003
    Ranch Shopping
    Center
 7  Alexandria
    Portfolio
7a  Virginia Manor    Bank of America                                17,520     6/30/2004               100.00%           5/1/2003
7b  1550 Gude                                                                                           100.00%           5/5/2003
7c  1500 Gude                                                                                           100.00%           5/5/2003
-----------------------------------------------------------------------------------------------------------------------------------
 8  Greeley Mall      Cinemark USA                                   45,000     2/28/2024                84.73%           6/1/2003
 9  Westside Centre   SteinMart                                      36,000     8/1/2011                 82.93%          6/11/2003
10  First Union Plaza First Union National Bank                      16,589     4/30/2010                99.03%          3/17/2003
11  Miller/ WRI       Michael's                                      24,069     3/31/2012                94.12%          6/30/2003
    Portfolio -
    Thorncreek
    Crossing
12  Miller/ WRI       Serioz                                          3,500    11/30/2012                97.04%          6/30/2003
    Portfolio -
    Lowry Town Center
-----------------------------------------------------------------------------------------------------------------------------------
13  Courtyard                                                                                            63.40%          3/31/2003
    Marriott at
    Tysons Corner
14  Royal & Sun                                                                                         100.00%          4/16/2003
    Alliance Building
15  Motorola Office                                                                                     100.00%          3/11/2003
    Building
16  Dartmouth Towne   Circuit City Stores, Inc.                      23,180     1/13/2014                87.00%          6/19/2003
    Center
17  Tallgrass                                                                                           100.00%          1/21/2003
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
18  Bouquet Shopping  Sav-On/Albertson's, Inc.                       25,494    10/31/2010               100.00%           5/1/2003
    Center
19  31st Street       Commerce Bank                                  11,873    10/31/2017               100.00%          6/19/2003
    Retail
20  Tower
    Development
    Portfolio
20a 11311 White Rock                                                                                    100.00%          7/30/2003
    Road
20b 2751 Mercantile   Jomed, Inc.                                    12,960     3/31/2006               100.00%           3/1/2003
    Drive
-----------------------------------------------------------------------------------------------------------------------------------
20c 11340 White Rock                                                                                    100.00%           3/1/2003
    Road
20d 4510 Orange                                                                                         100.00%           3/1/2003
    Grove Avenue
20e 11321 White Rock                                                                                     83.33%           3/1/2003
    Road
20f 4378 Auburn Blvd. Terri D. Newman, Attorney at Law                1,164     8/31/2003               100.00%         12/31/2002
21  Circle Business   Healthsmart Corporation                        13,462     9/30/2007                97.58%          5/12/2003
    Center
-----------------------------------------------------------------------------------------------------------------------------------
22  Sun Valley                                                                                           96.96%          6/10/2003
    Village
    Manufactured
    Housing Community
23  411 West 13th                                                                                       100.00%           3/1/2003
    Street
24  Leiner Health                                                                                       100.00%           4/1/2003
    Products Building
25  Garden Ridge                                                                                        100.00%           4/1/2003
    Retail
26  Reston Glen                                                                                          99.50%          5/19/2003
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
27  Golden Gate
    Portfolio
27a Golden Gate       Staples                                        24,038     7/31/2016                95.04%           7/1/2003
    Portfolio -
    Golden Gate
    Shopping Center
27b Golden Gate                                                                                         100.00%           2/1/2003
    Portfolio -
    Circuit City-
    Cary
27c Golden Gate                                                                                         100.00%           2/1/2003
    Portfolio -
    Eckerds - 12th
    Street
27d Golden Gate                                                                                         100.00%           2/1/2003
    Portfolio -
    Eckerds - Peach
    & Zimmerly
-----------------------------------------------------------------------------------------------------------------------------------
28  Corpus Christi
    Business Park
    Portfolio
28a Windchase         IKON Office Supplies                            8,675     1/31/2006                97.20%          6/27/2003
    Shopping Center
28b Corpus Christi    MEDIQ PRN                                       4,200     5/31/2003                93.00%          6/27/2003
    Business Park
28c Park 37 Business  Handex Environmental, Inc.                      3,150    10/31/2003                83.40%          6/27/2003
    Park
28d Pharaoh Plaza     Quantum Kopies                                  2,500     4/30/2004               100.00%          6/27/2003
-----------------------------------------------------------------------------------------------------------------------------------
29  Westport Retail   Georgica Pine Clothiers, Ltd.                   2,881     4/30/2009               100.00%          1/27/2003
30  Georgian Bay                                                                                         91.20%          6/18/2003
    Apartments 2
31  WESCO 3
31a WESCO 3 -                                                                                           100.00%           2/1/2003
    Phoenix Brown
31b WESCO 3 - Detroit                                                                                   100.00%           2/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
31c WESCO 3 - Fort                                                                                      100.00%           2/1/2003
    Myers
31d WESCO 3 - Denver                                                                                    100.00%           2/1/2003
31e WESCO 3 -                                                                                           100.00%           2/1/2003
    Indianapolis
31f WESCO 3 -                                                                                           100.00%           2/1/2003
    Anchorage
31g WESCO 3 -                                                                                           100.00%           2/1/2003
    Bakersfield
-----------------------------------------------------------------------------------------------------------------------------------
31h WESCO 3 - Deer                                                                                      100.00%           2/1/2003
    Park
31i WESCO 3 - Augusta                                                                                   100.00%           2/1/2003
31j WESCO 3 -                                                                                           100.00%           2/1/2003
    Burilington
31k WESCO 3 - North                                                                                     100.00%           2/1/2003
    Fargo
31l WESCO 3 -                                                                                           100.00%           2/1/2003
    Billings
-----------------------------------------------------------------------------------------------------------------------------------
31m WESCO 3 -                                                                                           100.00%          12/1/2002
    Beaumont
31n WESCO 3 - York                                                                                      100.00%          12/1/2002
31o WESCO 3 - Wichita                                                                                   100.00%           2/1/2003
31p WESCO 3 - Decatur                                                                                   100.00%           2/1/2003
31q WESCO 3 -                                                                                           100.00%           2/1/2003
    Coldwater
-----------------------------------------------------------------------------------------------------------------------------------
32  Inland Eckerd
    Portfolio 2
32a Inland Eckerd                                                                                       100.00%          12/1/2002
    Portfolio 2 -
    Eckerd - Rt. 51
    & 88
32b Inland Eckerd                                                                                       100.00%          12/1/2002
    Portfolio 2 -
    Eckerd -
    Monroeville &
    Jameson
32c Inland Eckerd                                                                                       100.00%          12/1/2002
    Portfolio 2 -
    Eckerd - Rt. 286
32d Inland Eckerd                                                                                       100.00%          12/1/2002
    Portfolio 2 -
    Eckerd -Rt. 130
    & Pleasant Valley
-----------------------------------------------------------------------------------------------------------------------------------
32e Inland Eckerd                                                                                       100.00%          12/1/2002
    Portfolio 2 -
    Eckerd - Old
    Freeport & Pillow
32f Inland Eckerd                                                                                       100.00%          12/1/2002
    Portfolio 2 -
    Eckerd - Rt. 22
    & Cove
33  Central Avenue                                                                                      100.00%          5/16/2003
    Shopping Center
34  Richboro          MRI of Richboro                                 6,000     1/31/2013                96.28%           7/9/2003
    Shopping Center
35  Crystal Lake                                                                                         93.80%           7/1/2003
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
36  Sandia            Las Vegas/L.A. Express, Inc.                   32,000    11/30/2005                90.48%          6/30/2003
    Distribution
    Center
37  The Village at                                                                                       87.60%          4/25/2003
    Wesley Chapel
    Apartments
38  AmeriTel Boise                                                                                       70.30%         12/31/2002
    Spectrum
39  Coral Club                                                                                           95.90%           6/1/2003
    Apartments
40  Greenoaks                                                                                            98.14%          6/10/2003
    Manufactured
    Housing Community
-----------------------------------------------------------------------------------------------------------------------------------
41  Inland Eckerd
    Portfolio 3
41a Inland Eckerd                                                                                       100.00%          12/1/2002
    Portfolio 3 -
    Eckerd - Broad &
    Bailey
41b Inland Eckerd                                                                                       100.00%         12/31/2002
    Portfolio 3 -
    Eckerd - Rt. 119
    & York
41c Inland Eckerd                                                                                       100.00%         12/31/2002
    Portfolio 3 -
    Eckerd - Genesee
    and Pine
41d Inland Eckerd                                                                                       100.00%         12/31/2002
    Portfolio 3 -
    Eckerd -
    Millersport
    Highway
-----------------------------------------------------------------------------------------------------------------------------------
41e Inland Eckerd                                                                                       100.00%         12/31/2002
    Portfolio 3 -
    Eckerd - Central
    & Millard
    Fillmore
42  Extra Space Self                                                                                     92.20%          4/29/2003
    Storage
43  Meadowbrook at                                                                                       96.80%          6/22/2003
    Kings Grant
    Apartments
44  679 Madison                                                                                          86.95%          7/17/2003
    Avenue
45  York Plaza        Goodwill                                       22,000     7/31/2005                95.60%          3/24/2003
-----------------------------------------------------------------------------------------------------------------------------------
46  Regal Cinemas
    Land Portfolio
46a Regal Cinemas                                                                                       100.00%           5/1/2003
    Land Portfolio -
    Regal - Kennesaw
46b Regal Cinemas                                                                                       100.00%           5/1/2003
    Land Portfolio -
    Regal - Lynwood
46c Regal Cinemas                                                                                       100.00%           5/1/2003
    Land Portfolio -
    Regal -
    Chesapeake
47  Whittier Gateway  Airtouch Cellular                               2,250     11/6/2006                98.10%           1/1/2003
-----------------------------------------------------------------------------------------------------------------------------------
48  West Deptford                                                                                        88.10%           6/9/2003
    Self Storage 3
49  Family Tree                                                                                          92.20%          2/26/2003
    Apartments
50  Ocean Springs     Dollar Tree                                     4,125     7/31/2004                91.00%           6/4/2003
    Shopping Center
51  Eastern States
    Portfolio 4
51a First State       Eastern States Const                           10,100    10/31/2005               100.00%           5/1/2003
    Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
51b Penflex III       ABB-Bailey                                      6,200     3/31/2005               100.00%           5/1/2003
52  Kennametal                                                                                          100.00%           3/1/2003
53  AmeriTel Boise                                                                                       69.30%         12/31/2002
    Towne Square
54  Raintree                                                                                             92.90%          5/22/2003
    Apartments
55  Victory Creek                                                                                        90.00%           6/6/2003
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
56  Wallace Plaza     Puppies Plus                                    6,500     8/31/2007                97.20%          6/12/2003
57  Coral Desert      Applegate Home HealthCare                       4,327     5/31/2013                90.30%          6/30/2003
    Health Center
58  Carefree          Pizza Hut                                       2,310     2/29/2012                88.70%           8/1/2003
    Marketplace
59  1326 North        I O Display Systems, LLC                       17,020    12/31/2005               100.00%          3/31/2003
    Market Boulevard
60  Carriage Square   Rockin Rodeo                                   10,062     3/31/2012               100.00%          6/13/2003
    Shopping Center
-----------------------------------------------------------------------------------------------------------------------------------
61  Kulick Road       Luce, Schwab & Kase                            21,000     1/31/2006                98.70%           7/9/2003
62  Cactus Road                                                                                          86.52%           4/1/2003
    Self-Storage
63  Gilbert                                                                                              83.46%           4/1/2003
    Self-Storage
64  Walnut Chestnut                                                                                      96.40%          7/14/2003
    Park Plaza
65  Albertson's -                                                                                       100.00%          6/12/2003
    Montana
-----------------------------------------------------------------------------------------------------------------------------------
66  Albertson's -                                                                                       100.00%          6/12/2003
    Montwood
67  3737 Birch Street                                                                                   100.00%          4/10/2003
68  Northlake         Tuesday Morning, Inc. #041                     10,000     1/15/2009                94.70%          6/25/2003
    Shopping Center
69  Salt Lake City                                                                                       98.97%           5/1/2003
    Multifamily -
    The Gardens
70  Salt Lake City                                                                                      100.00%           5/1/2003
    Multifamily -
    Highland East
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
71  Monticello                                                                                           92.38%          6/23/2003
    Crossroads
    Apartments
72  Forest City                                                                                         100.00%           4/1/2003
    Retail
73  Patriot Village   Payless Shoesource, Inc.                        2,803     4/30/2013               100.00%          6/12/2003
74  Waterford Lakes   Dr. Montcreiffe                                 1,731     5/31/2008               100.00%          4/22/2003
    Medical Building
    2
75  Gloria Center     HEF/Fazeli/Fakki                                2,229    12/31/2006                87.81%           6/1/2003
    Office
-----------------------------------------------------------------------------------------------------------------------------------
76  Elm Properties                                                                                      100.00%          5/16/2003
    Warehouse
77  Storage USA -                                                                                        90.10%          6/24/2003
    Lexington Park
78  Tamaron Manor                                                                                        98.90%          3/12/2003
    Apartments
79  Westminster Club                                                                                     91.00%          4/15/2003
    Apartments
80  Bay Park                                                                                             93.50%          6/24/2003
    Apartments 2
-----------------------------------------------------------------------------------------------------------------------------------
81  Pine Lake         Apple Physical Therapy                          1,775     3/31/2008               100.00%          6/23/2003
    Medical Buildings
82  Kash N Karry                                                                                        100.00%          5/29/2003
83  Whitney Ranch     Black Mountain Graphics                         6,000     3/31/2004                90.20%          2/19/2003
    Business Center
84  125 Tremont       Kinko's                                         2,000     12/1/2007               100.00%           3/6/2003
    Street
85  Twain Plaza       Golden-PT's Pub Twain 14, LLC                   4,200     2/28/2008               100.00%          4/15/2003
-----------------------------------------------------------------------------------------------------------------------------------
86  2251 Rutherford                                                                                     100.00%           6/1/2003
    Road
87  Coxhead                                                                                             100.00%           6/1/2003
    Apartments
88  Storme Apartment
    Portfolio
88a Brookside Oval                                                                                       92.60%          6/13/2003
88b Shady Cove                                                                                           94.12%          6/13/2003
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
88c Brookside Way                                                                                        91.70%          6/13/2003
89  The Safe Place                                                                                       89.13%          6/19/2003
    Mini Storage
90  Walgreen's                                                                                          100.00%          4/23/2003
    Norfolk
91  160 West 72nd                                                                                       100.00%          1/22/2003
    Street
92  ABX Distribution                                                                                    100.00%           7/3/2003
    Building
-----------------------------------------------------------------------------------------------------------------------------------
93  Palms at Green    GPS City                                        3,002     6/22/2004                85.46%          4/23/2003
    Valley
94  Los Olivos                                                                                          100.00%          5/27/2003
    Apartments
95  Chaparral Court   Half Shells Seafood/Fish City Grill             2,654     4/30/2013               100.00%           6/5/2003
96  West Pearland     Verizon                                         3,060    10/31/2007               100.00%          5/15/2003
    Retail
97  Flotilla Street                                                                                     100.00%           6/1/2003
-----------------------------------------------------------------------------------------------------------------------------------
98  CVS-Milton                                                                                          100.00%           1/9/2003
99  Twin Creeks Flex  Health Care Solutions, Inc.                     7,500     2/28/2006                83.33%          6/25/2003
    Building
100 REMAX Office                                                                                        100.00%          6/19/2003
    Building




                                Upfront
                                 Actual            Ongoing                                                                  Monthly
                            Replacement Actual Replacement           Upfront           Monthly       Monthly Tax          Insurance
ID    Property Name            Reserves           Reserves             TI/LC             TI/LC            Escrow            Escrow
-----------------------------------------------------------------------------------------------------------------------------------
 1  3 Times Square 1                  -                  -                 -                 -                 -                 -
 2  Jefferson Plaza                   -              8,600           840,000                 -            80,871                 -
    I and II
 3  Barrett Pavilion                  -                  -                 -                 -                 -                 -
 4  Plaza America                     -              5,916        12,576,426             8,237             6,965             2,229
    Office Towers
    III and IV
 5  North Crescent                2,570              2,570         6,000,000                 -            50,380             9,546
    Plaza
-----------------------------------------------------------------------------------------------------------------------------------
 6  Carmel Mountain              46,967                  -            20,833            20,833            67,995                 -
    Ranch Shopping
    Center
 7  Alexandria                    4,329              4,329            18,917            18,917            34,044             2,998
    Portfolio
7a  Virginia Manor                3,198              3,198            11,564            11,564            20,946             1,982
7b  1550 Gude                       556                556             4,238             4,238             6,674               516
7c  1500 Gude                       575                575             3,115             3,115             6,424               501
-----------------------------------------------------------------------------------------------------------------------------------
 8  Greeley Mall                      -                  -                 -                 -            50,829                 -
 9  Westside Centre                   -                  -                 -                 -                 -                 -
10  First Union Plaza             3,933              3,933           500,000                 -            36,528             4,449
11  Miller/ WRI                       -                  -             6,175             6,175            41,429                 -
    Portfolio -
    Thorncreek
    Crossing
12  Miller/ WRI                       -                  -             2,235             2,235             9,167                 -
    Portfolio -
    Lowry Town Center
-----------------------------------------------------------------------------------------------------------------------------------
13  Courtyard                         -             26,605                 -                 -            21,435             7,237
    Marriott at
    Tysons Corner
14  Royal & Sun                 155,895                  -                 -                 -                 -                 -
    Alliance Building
15  Motorola Office                   -                  -                 -                 -            41,453             1,997
    Building
16  Dartmouth Towne                   -              3,790                 -                 -            20,794             5,287
    Center
17  Tallgrass                         -              4,835                 -                 -            24,583            13,250
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
18  Bouquet Shopping                  -                  -                 -                 -                 -                 -
    Center
19  31st Street                   1,149              1,149             2,917             2,917            27,375                 -
    Retail
20  Tower                             -                  -                 -                 -                 -                 -
    Development
    Portfolio
20a 11311 White Rock                  -                  -                 -                 -                 -                 -
    Road
20b 2751 Mercantile                   -                  -                 -                 -                 -                 -
    Drive
-----------------------------------------------------------------------------------------------------------------------------------
20c 11340 White Rock                  -                  -                 -                 -                 -                 -
    Road
20d 4510 Orange                       -                  -                 -                 -                 -                 -
    Grove Avenue
20e 11321 White Rock                  -                  -                 -                 -                 -                 -
    Road
20f 4378 Auburn Blvd.                 -                  -                 -                 -                 -                 -
21  Circle Business               2,608              2,608             8,333             8,333            17,561             2,391
    Center
-----------------------------------------------------------------------------------------------------------------------------------
22  Sun Valley                        -                411                 -                 -            12,683                 -
    Village
    Manufactured
    Housing Community
23  411 West 13th                   867                867         1,385,000                 -             8,595             8,747
    Street
24  Leiner Health                14,000              1,167           100,000             3,333             9,312                 -
    Products Building
25  Garden Ridge                 21,193                  -                 -             3,333             9,229                 -
    Retail
26  Reston Glen                       -              4,167                 -                 -            12,823             4,632
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
27  Golden Gate                       -                  -                 -                 -                 -                 -
    Portfolio
27a Golden Gate                       -                  -                 -                 -                 -                 -
    Portfolio -
    Golden Gate
    Shopping Center
27b Golden Gate                       -                  -                 -                 -                 -                 -
    Portfolio -
    Circuit City-
    Cary
27c Golden Gate                       -                  -                 -                 -                 -                 -
    Portfolio -
    Eckerds - 12th
    Street
27d Golden Gate                       -                  -                 -                 -                 -                 -
    Portfolio -
    Eckerds - Peach
    & Zimmerly
-----------------------------------------------------------------------------------------------------------------------------------
28  Corpus Christi                    -              6,800           100,000            15,000            20,921             8,073
    Business Park
    Portfolio
28a Windchase                         -                  -                 -                 -                 -                 -
    Shopping Center
28b Corpus Christi                    -                  -                 -                 -                 -                 -
    Business Park
28c Park 37 Business                  -                  -                 -                 -                 -                 -
    Park
28d Pharaoh Plaza                     -                  -                 -                 -                 -                 -
-----------------------------------------------------------------------------------------------------------------------------------
29  Westport Retail                   -                562                 -                 -             9,285                 -
30  Georgian Bay                      -              5,100                 -                 -            14,454             6,124
    Apartments 2
31  WESCO 3                       8,556              8,556                 -                 -            23,693                 -
31a WESCO 3 -                       898                898                 -                 -             4,324                 -
    Phoenix Brown
31b WESCO 3 - Detroit               777                777                 -                 -             3,261                 -
-----------------------------------------------------------------------------------------------------------------------------------
31c WESCO 3 - Fort                  649                649                 -                 -             1,041                 -
    Myers
31d WESCO 3 - Denver                779                779                 -                 -             1,618                 -
31e WESCO 3 -                     1,743              1,743                 -                 -             2,667                 -
    Indianapolis
31f WESCO 3 -                       304                304                 -                 -                 -                 -
    Anchorage
31g WESCO 3 -                       235                235                 -                 -               980                 -
    Bakersfield
-----------------------------------------------------------------------------------------------------------------------------------
31h WESCO 3 - Deer                  413                413                 -                 -               523                 -
    Park
31i WESCO 3 - Augusta               189                189                 -                 -             1,578                 -
31j WESCO 3 -                       365                365                 -                 -             1,269                 -
    Burilington
31k WESCO 3 - North                 296                296                 -                 -             1,297                 -
    Fargo
31l WESCO 3 -                       359                359                 -                 -               682                 -
    Billings
-----------------------------------------------------------------------------------------------------------------------------------
31m WESCO 3 -                       363                363                 -                 -               827                 -
    Beaumont
31n WESCO 3 - York                  261                261                 -                 -             1,073                 -
31o WESCO 3 - Wichita               401                401                 -                 -               873                 -
31p WESCO 3 - Decatur               414                414                 -                 -             1,300                 -
31q WESCO 3 -                       110                110                 -                 -               379                 -
    Coldwater
-----------------------------------------------------------------------------------------------------------------------------------
32  Inland Eckerd                     -                  -                 -                 -                 -                 -
    Portfolio 2
32a Inland Eckerd                     -                  -                 -                 -                 -                 -
    Portfolio 2 -
    Eckerd - Rt. 51
    & 88
32b Inland Eckerd                     -                  -                 -                 -                 -                 -
    Portfolio 2 -
    Eckerd -
    Monroeville &
    Jameson
32c Inland Eckerd                     -                  -                 -                 -                 -                 -
    Portfolio 2 -
    Eckerd - Rt. 286
32d Inland Eckerd                     -                  -                 -                 -                 -                 -
    Portfolio 2 -
    Eckerd -Rt. 130
    & Pleasant Valley
-----------------------------------------------------------------------------------------------------------------------------------
32e Inland Eckerd                     -                  -                 -                 -                 -                 -
    Portfolio 2 -
    Eckerd - Old
    Freeport & Pillow
32f Inland Eckerd                     -                  -                 -                 -                 -                 -
    Portfolio 2 -
    Eckerd - Rt. 22
    & Cove
33  Central Avenue                  501                501                 -                 -                 -                 -
    Shopping Center
34  Richboro                      1,008              1,008             3,500             3,500             8,045             2,640
    Shopping Center
35  Crystal Lake                      -              4,200                 -                 -            10,628             6,446
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
36  Sandia                            -                  -           250,000                 -                 -                 -
    Distribution
    Center
37  The Village at                    -              4,996                 -                 -             8,349             7,336
    Wesley Chapel
    Apartments
38  AmeriTel Boise                    -             15,311                 -                 -                 -                 -
    Spectrum
39  Coral Club                        -              4,803                 -                 -            14,399             4,051
    Apartments
40  Greenoaks                    21,013                896                 -                 -             5,631                 -
    Manufactured
    Housing Community
-----------------------------------------------------------------------------------------------------------------------------------
41  Inland Eckerd                     -                  -                 -                 -                 -                 -
    Portfolio 3
41a Inland Eckerd                     -                  -                 -                 -                 -                 -
    Portfolio 3 -
    Eckerd - Broad &
    Bailey
41b Inland Eckerd                     -                  -                 -                 -                 -                 -
    Portfolio 3 -
    Eckerd - Rt. 119
    & York
41c Inland Eckerd                     -                  -                 -                 -                 -                 -
    Portfolio 3 -
    Eckerd - Genesee
    and Pine
41d Inland Eckerd                     -                  -                 -                 -                 -                 -
    Portfolio 3 -
    Eckerd -
    Millersport
    Highway
-----------------------------------------------------------------------------------------------------------------------------------
41e Inland Eckerd                     -                  -                 -                 -                 -                 -
    Portfolio 3 -
    Eckerd - Central
    & Millard
    Fillmore
42  Extra Space Self                  -                  -                 -                 -                 -                 -
    Storage
43  Meadowbrook at                    -              3,100                 -                 -             9,962             1,472
    Kings Grant
    Apartments
44  679 Madison                       -                  -                 -                 -            12,789             1,109
    Avenue
45  York Plaza                   30,000              2,720                 -             7,750            15,512             5,113
-----------------------------------------------------------------------------------------------------------------------------------
46  Regal Cinemas                     -                  -                 -                 -                 -                 -
    Land Portfolio
46a Regal Cinemas                     -                  -                 -                 -                 -                 -
    Land Portfolio -
    Regal - Kennesaw
46b Regal Cinemas                     -                  -                 -                 -                 -                 -
    Land Portfolio -
    Regal - Lynwood
46c Regal Cinemas                     -                  -                 -                 -                 -                 -
    Land Portfolio -
    Regal -
    Chesapeake
47  Whittier Gateway                  -                  -                 -                 -                 -                 -
-----------------------------------------------------------------------------------------------------------------------------------
48  West Deptford                     -                650                 -                 -             5,463               913
    Self Storage 3
49  Family Tree                       -              6,400                 -                 -            15,711             6,194
    Apartments
50  Ocean Springs                   613                613               550               550            12,683             2,303
    Shopping Center
51  Eastern States                    -              2,262           300,000                 -             6,356             2,862
    Portfolio 4
51a First State                       -                  -                 -                 -                 -                 -
    Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
51b Penflex III                       -                  -                 -                 -                 -                 -
52  Kennametal                    3,473              3,473                 -                 -             8,526                 -
53  AmeriTel Boise                    -             11,233                 -                 -                 -                 -
    Towne Square
54  Raintree                          -              9,100                 -                 -            10,581             4,816
    Apartments
55  Victory Creek                20,000              5,417                 -                 -             6,585             6,636
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
56  Wallace Plaza                 1,497              1,497             2,917             2,917             6,616             2,247
57  Coral Desert                      -                908                 -                 -             1,240               685
    Health Center
58  Carefree                        309                309             1,896             1,896             4,271             2,161
    Marketplace
59  1326 North                        -                722                 -                 -             5,858             1,489
    Market Boulevard
60  Carriage Square                   -              1,940            69,000             5,721            12,906             2,298
    Shopping Center
-----------------------------------------------------------------------------------------------------------------------------------
61  Kulick Road                       -              1,300                 -             4,167            11,038             2,814
62  Cactus Road                       -                905                 -                 -             6,346               259
    Self-Storage
63  Gilbert                           -                915                 -                 -             6,887               265
    Self-Storage
64  Walnut Chestnut                   -              2,875                 -                 -             6,329             3,340
    Park Plaza
65  Albertson's -                     -                  -                 -                 -                 -                 -
    Montana
-----------------------------------------------------------------------------------------------------------------------------------
66  Albertson's -                     -                  -                 -                 -                 -                 -
    Montwood
67  3737 Birch Street               434                434             2,917             2,917             4,507               510
68  Northlake                         -              1,339                 -             6,250            14,105             3,397
    Shopping Center
69  Salt Lake City                1,354              1,354                 -                 -             2,280               571
    Multifamily -
    The Gardens
70  Salt Lake City                  583                583                 -                 -               739               226
    Multifamily -
    Highland East
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
71  Monticello                        -              2,188                 -                 -             8,003             2,737
    Crossroads
    Apartments
72  Forest City                     543                543                 -                 -            10,950                 -
    Retail
73  Patriot Village                   -                  -                 -             1,250               732               592
74  Waterford Lakes                   -                183                 -                 -             3,308               876
    Medical Building
    2
75  Gloria Center                     -                  -                 -                 -                 -                 -
    Office
-----------------------------------------------------------------------------------------------------------------------------------
76  Elm Properties                    -                  -                 -                 -                 -                 -
    Warehouse
77  Storage USA -                     -              1,130                 -                 -             1,761               666
    Lexington Park
78  Tamaron Manor                     -                  -                 -                 -             4,587             1,173
    Apartments
79  Westminster Club                  -              3,900                 -                 -             3,156             2,753
    Apartments
80  Bay Park                          -              3,100                 -                 -             7,161             4,006
    Apartments 2
-----------------------------------------------------------------------------------------------------------------------------------
81  Pine Lake                         -                300                 -             1,650             2,127               830
    Medical Buildings
82  Kash N Karry                      -                  -                 -                 -                 -                 -
83  Whitney Ranch                     -              1,025            45,000                 -             2,763               797
    Business Center
84  125 Tremont                     190                190             1,100             1,100             7,644                 -
    Street
85  Twain Plaza                       -                675                 -             2,000             1,495             2,386
-----------------------------------------------------------------------------------------------------------------------------------
86  2251 Rutherford                 418                418           400,000                 -                 -                 -
    Road
87  Coxhead                           -                300                 -                 -             2,952               914
    Apartments
88  Storme Apartment                  -              4,563                 -                 -            13,213             3,522
    Portfolio
88a Brookside Oval                    -                  -                 -                 -                 -                 -
88b Shady Cove                        -                  -                 -                 -                 -                 -
    Apartments
-----------------------------------------------------------------------------------------------------------------------------------
88c Brookside Way                     -                  -                 -                 -                 -                 -
89  The Safe Place                    -                806                 -                 -             3,243               781
    Mini Storage
90  Walgreen's                        -                174                 -                 -                 -                 -
    Norfolk
91  160 West 72nd                   171                171               517               517             4,650               642
    Street
92  ABX Distribution                  -                  -                 -                 -                 -                 -
    Building
-----------------------------------------------------------------------------------------------------------------------------------
93  Palms at Green                    -                508                 -             1,500             1,588               271
    Valley
94  Los Olivos                        -                  -                 -                 -                 -                 -
    Apartments
95  Chaparral Court                   -                178                 -               875             2,844               226
96  West Pearland                     -                405                 -             1,440             3,235               879
    Retail
97  Flotilla Street                   -                  -                 -                 -                 -                 -
-----------------------------------------------------------------------------------------------------------------------------------
98  CVS-Milton                        -                160                 -                 -               768             1,052
99  Twin Creeks Flex                  -                  -                 -                 -             2,708               274
    Building
100 REMAX Office                      -                  -                 -                 -                 -                 -
    Building



                        Environmental      Engineering         Appraisal
ID    Property Name      Report Date       Report Date        As-of Date
-----------------------------------------------------------------------------
 1  3 Times Square 1      9/21/2001         8/14/2001          9/1/2001
 2  Jefferson Plaza       7/1/2003          7/11/2003          6/20/2003
    I and II
 3  Barrett Pavilion      6/20/2003         5/29/2003          8/1/2003
 4  Plaza America         6/9/2003           7/9/2003          6/5/2003
    Office Towers
    III and IV
 5  North Crescent       11/20/2002         1/23/2003          1/9/2003
    Plaza
-----------------------------------------------------------------------------
 6  Carmel Mountain       3/11/2003         3/12/2003          3/3/2003
    Ranch Shopping
    Center
 7  Alexandria             Various           Various            Various
    Portfolio
7a  Virginia Manor        7/17/2003         6/30/2003          7/8/2003
7b  1550 Gude             7/17/2003         6/30/2003          7/9/2003
7c  1500 Gude             7/17/2003         6/30/2003          7/9/2003
-----------------------------------------------------------------------------
 8  Greeley Mall          7/9/2003          6/18/2003          6/11/2003
 9  Westside Centre       7/2/2003          6/30/2003          7/7/2003
10  First Union Plaza     2/18/2003         2/18/2003          2/7/2003
11  Miller/ WRI           5/5/2003           5/5/2003          6/20/2003
    Portfolio -
    Thorncreek
    Crossing
12  Miller/ WRI           5/5/2003           5/5/2003          6/20/2003
    Portfolio -
    Lowry Town Center
-----------------------------------------------------------------------------
13  Courtyard             5/23/2003          4/9/2003          3/11/2003
    Marriott at
    Tysons Corner
14  Royal & Sun           3/13/2003         3/13/2003          3/12/2003
    Alliance Building
15  Motorola Office       2/1/2003          4/14/2003          1/23/2003
    Building
16  Dartmouth Towne       2/28/2003         7/16/2003          4/1/2003
    Center
17  Tallgrass             1/28/2003         2/22/2003          4/1/2003
    Apartments
-----------------------------------------------------------------------------
18  Bouquet Shopping      5/7/2003           5/8/2003          4/10/2003
    Center
19  31st Street           6/20/2003         6/20/2003          1/6/2003
    Retail
20  Tower                  Various           Various            Various
    Development
    Portfolio
20a 11311 White Rock      5/28/2003         5/28/2003          5/2/2003
    Road
20b 2751 Mercantile       5/28/2003         5/30/2003          5/2/2003
    Drive
-----------------------------------------------------------------------------
20c 11340 White Rock      5/28/2003         5/30/2003          5/2/2003
    Road
20d 4510 Orange           5/28/2003         5/26/2003          5/13/2003
    Grove Avenue
20e 11321 White Rock      5/28/2003         5/30/2003          5/2/2003
    Road
20f 4378 Auburn Blvd.     5/28/2003         5/26/2003          5/13/2003
21  Circle Business       5/13/2003         5/29/2003          4/26/2003
    Center
-----------------------------------------------------------------------------
22  Sun Valley            6/3/2003           6/5/2003          6/13/2003
    Village
    Manufactured
    Housing Community
23  411 West 13th         3/18/2003         6/27/2003          4/1/2003
    Street
24  Leiner Health         4/14/2003         4/14/2003          3/5/2003
    Products Building
25  Garden Ridge          3/21/2003         3/21/2003          3/10/2003
    Retail
26  Reston Glen           5/12/2003         5/20/2003          4/4/2003
    Apartments
-----------------------------------------------------------------------------
27  Golden Gate            Various           Various            Various
    Portfolio
27a Golden Gate           4/7/2003          3/24/2003          3/14/2003
    Portfolio -
    Golden Gate
    Shopping Center
27b Golden Gate           4/4/2003           4/3/2003          3/19/2003
    Portfolio -
    Circuit City-
    Cary
27c Golden Gate          10/28/2002         1/22/2003          12/1/2002
    Portfolio -
    Eckerds - 12th
    Street
27d Golden Gate           1/9/2003          1/17/2003          12/1/2002
    Portfolio -
    Eckerds - Peach
    & Zimmerly
-----------------------------------------------------------------------------
28  Corpus Christi         Various           Various            Various
    Business Park
    Portfolio
28a Windchase            10/18/2002         10/9/2002          4/17/2003
    Shopping Center
28b Corpus Christi       10/18/2002         10/9/2002          4/17/2003
    Business Park
28c Park 37 Business     10/18/2002         10/9/2002          4/17/2003
    Park
28d Pharaoh Plaza        10/21/2002         10/9/2002          4/17/2003
-----------------------------------------------------------------------------
29  Westport Retail       1/9/2003          1/13/2003          1/1/2003
30  Georgian Bay          3/2/2003           3/3/2003          2/20/2003
    Apartments 2
31  WESCO 3                Various           Various            Various
31a WESCO 3 -             2/6/2003          9/27/2002          9/25/2002
    Phoenix Brown
31b WESCO 3 - Detroit     2/6/2003          9/27/2002          9/23/2002
-----------------------------------------------------------------------------
31c WESCO 3 - Fort        2/6/2003          9/27/2002          9/13/2002
    Myers
31d WESCO 3 - Denver      2/6/2003          9/24/2002          9/15/2002
31e WESCO 3 -             2/6/2003          9/27/2002          9/25/2002
    Indianapolis
31f WESCO 3 -             2/6/2003          9/27/2002          9/30/2002
    Anchorage
31g WESCO 3 -             2/6/2003          9/27/2002          9/25/2002
    Bakersfield
-----------------------------------------------------------------------------
31h WESCO 3 - Deer        2/6/2003          9/27/2002          9/18/2002
    Park
31i WESCO 3 - Augusta     2/6/2003          9/27/2002          9/25/2002
31j WESCO 3 -             2/6/2003          9/27/2002          9/27/2002
    Burilington
31k WESCO 3 - North       2/6/2003          9/27/2002          9/14/2002
    Fargo
31l WESCO 3 -             2/6/2003          9/27/2002          10/2/2002
    Billings
-----------------------------------------------------------------------------
31m WESCO 3 -             2/6/2003          9/27/2002          9/20/2002
    Beaumont
31n WESCO 3 - York        2/6/2003          9/27/2002          9/18/2002
31o WESCO 3 - Wichita     2/6/2003          9/27/2002          9/24/2002
31p WESCO 3 - Decatur     2/6/2003          9/27/2002          9/20/2002
31q WESCO 3 -             2/6/2003          9/27/2002          9/24/2002
    Coldwater
-----------------------------------------------------------------------------
32  Inland Eckerd          Various           Various            Various
    Portfolio 2
32a Inland Eckerd        10/28/2002         1/22/2003          12/1/2002
    Portfolio 2 -
    Eckerd - Rt. 51
    & 88
32b Inland Eckerd        10/28/2002         1/22/2003          12/1/2002
    Portfolio 2 -
    Eckerd -
    Monroeville &
    Jameson
32c Inland Eckerd         1/9/2003          1/22/2003          12/1/2002
    Portfolio 2 -
    Eckerd - Rt. 286
32d Inland Eckerd        10/28/2002         1/22/2003          12/1/2002
    Portfolio 2 -
    Eckerd -Rt. 130
    & Pleasant Valley
-----------------------------------------------------------------------------
32e Inland Eckerd        10/28/2002         1/22/2003          12/1/2002
    Portfolio 2 -
    Eckerd - Old
    Freeport & Pillow
32f Inland Eckerd        10/28/2002         1/22/2003          12/1/2002
    Portfolio 2 -
    Eckerd - Rt. 22
    & Cove
33  Central Avenue        1/16/2003         5/28/2003          5/1/2003
    Shopping Center
34  Richboro              7/10/2003         7/10/2003          6/11/2003
    Shopping Center
35  Crystal Lake          7/10/2003         7/10/2003          6/6/2003
    Apartments
-----------------------------------------------------------------------------
36  Sandia                5/19/2003         5/19/2003          5/22/2003
    Distribution
    Center
37  The Village at        3/18/2003         3/19/2003          3/13/2003
    Wesley Chapel
    Apartments
38  AmeriTel Boise        5/5/2003          4/29/2003          4/21/2003
    Spectrum
39  Coral Club            5/15/2003         5/15/2003          4/16/2003
    Apartments
40  Greenoaks             6/3/2003           6/5/2003          6/6/2003
    Manufactured
    Housing Community
-----------------------------------------------------------------------------
41  Inland Eckerd          Various           Various            Various
    Portfolio 3
41a Inland Eckerd        10/28/2002         1/22/2003          12/1/2002
    Portfolio 3 -
    Eckerd - Broad &
    Bailey
41b Inland Eckerd        10/28/2002         1/22/2003         11/24/2002
    Portfolio 3 -
    Eckerd - Rt. 119
    & York
41c Inland Eckerd        10/28/2002         1/22/2003          12/1/2002
    Portfolio 3 -
    Eckerd - Genesee
    and Pine
41d Inland Eckerd        10/28/2002         1/22/2003          12/1/2002
    Portfolio 3 -
    Eckerd -
    Millersport
    Highway
-----------------------------------------------------------------------------
41e Inland Eckerd        10/28/2002         1/22/2003          12/1/2002
    Portfolio 3 -
    Eckerd - Central
    & Millard
    Fillmore
42  Extra Space Self      5/19/2003         5/19/2003          5/16/2003
    Storage
43  Meadowbrook at       10/15/2002        10/15/2002         10/15/2002
    Kings Grant
    Apartments
44  679 Madison           6/30/2003         6/30/2003          5/30/2003
    Avenue
45  York Plaza            2/19/2003         3/31/2003          2/13/2003
-----------------------------------------------------------------------------
46  Regal Cinemas          Various           Various            Various
    Land Portfolio
46a Regal Cinemas         4/23/2003         4/25/2003          4/21/2003
    Land Portfolio -
    Regal - Kennesaw
46b Regal Cinemas         4/30/2003          5/1/2003          4/15/2003
    Land Portfolio -
    Regal - Lynwood
46c Regal Cinemas         4/30/2003          5/1/2003          4/14/2003
    Land Portfolio -
    Regal -
    Chesapeake
47  Whittier Gateway      4/2/2003           4/2/2003          3/17/2003
-----------------------------------------------------------------------------
48  West Deptford         5/14/2003          5/9/2003          5/5/2003
    Self Storage 3
49  Family Tree           1/20/2003         1/20/2003          1/24/2003
    Apartments
50  Ocean Springs         6/16/2003          7/1/2003          5/22/2003
    Shopping Center
51  Eastern States         Various           Various            Various
    Portfolio 4
51a First State           5/30/2003         5/29/2003          5/19/2003
    Portfolio
-----------------------------------------------------------------------------
51b Penflex III           5/29/2003         5/29/2003          5/19/2003
52  Kennametal            3/5/2003           3/8/2003          3/1/2003
53  AmeriTel Boise        5/5/2003          4/29/2003          4/21/2003
    Towne Square
54  Raintree              5/27/2003         5/27/2003          5/2/2003
    Apartments
55  Victory Creek         3/17/2003         3/17/2003          3/5/2003
    Apartments
-----------------------------------------------------------------------------
56  Wallace Plaza         4/14/2003         4/24/2003          4/15/2003
57  Coral Desert          4/1/2003           4/1/2003          6/15/2003
    Health Center
58  Carefree              3/28/2003         5/14/2003          5/14/2003
    Marketplace
59  1326 North            2/28/2003         2/28/2003          2/24/2003
    Market Boulevard
60  Carriage Square       5/13/2003         7/10/2003          5/3/2003
    Shopping Center
-----------------------------------------------------------------------------
61  Kulick Road           7/15/2003         7/11/2003          6/10/2003
62  Cactus Road           1/19/2003         1/24/2003          1/22/2003
    Self-Storage
63  Gilbert               1/19/2003         1/24/2003          1/22/2003
    Self-Storage
64  Walnut Chestnut       3/26/2003         3/24/2003          3/18/2003
    Park Plaza
65  Albertson's -         5/14/2003          5/1/2003          4/29/2003
    Montana
-----------------------------------------------------------------------------
66  Albertson's -         5/14/2003          5/1/2003          4/29/2003
    Montwood
67  3737 Birch Street     4/16/2003          5/2/2003          3/31/2003
68  Northlake             2/20/2003         6/17/2003          2/10/2003
    Shopping Center
69  Salt Lake City        1/17/2003         1/15/2003          1/14/2003
    Multifamily -
    The Gardens
70  Salt Lake City        2/15/2003         2/15/2003          2/11/2003
    Multifamily -
    Highland East
    Apartments
-----------------------------------------------------------------------------
71  Monticello            6/17/2003         6/12/2003          5/2/2003
    Crossroads
    Apartments
72  Forest City           1/10/2003         1/13/2003          1/21/2003
    Retail
73  Patriot Village       5/2/2003           5/2/2003          5/20/2003
74  Waterford Lakes       4/4/2003          6/18/2003          3/25/2003
    Medical Building
    2
75  Gloria Center         6/3/2003           6/3/2003          5/21/2003
    Office
-----------------------------------------------------------------------------
76  Elm Properties        4/11/2003          4/9/2003          4/1/2003
    Warehouse
77  Storage USA -         5/21/2003         5/22/2003          4/22/2003
    Lexington Park
78  Tamaron Manor         3/19/2003         3/19/2003          3/12/2003
    Apartments
79  Westminster Club      1/23/2003         1/22/2003          1/15/2003
    Apartments
80  Bay Park              6/2/2003           7/9/2003          5/28/2003
    Apartments 2
-----------------------------------------------------------------------------
81  Pine Lake            12/19/2002         12/17/2002        12/11/2002
    Medical Buildings
82  Kash N Karry          7/3/2003           7/1/2003          5/30/2003
83  Whitney Ranch         2/24/2003         2/27/2003          2/13/2003
    Business Center
84  125 Tremont           1/10/2003         1/10/2003          1/8/2003
    Street
85  Twain Plaza           4/29/2003         3/26/2003          4/2/2003
-----------------------------------------------------------------------------
86  2251 Rutherford       6/23/2003         6/23/2003          6/4/2003
    Road
87  Coxhead                  NAP             5/2/2003          5/1/2003
    Apartments
88  Storme Apartment       Various           Various            Various
    Portfolio
88a Brookside Oval        5/19/2003         5/23/2003          5/9/2003
88b Shady Cove            5/23/2003         5/23/2003          5/9/2003
    Apartments
-----------------------------------------------------------------------------
88c Brookside Way         5/19/2003         5/23/2003          5/9/2003
89  The Safe Place        6/12/2003         6/12/2003          5/27/2003
    Mini Storage
90  Walgreen's            6/20/2003         6/27/2003          5/29/2003
    Norfolk
91  160 West 72nd         1/6/2003           1/9/2003         10/22/2002
    Street
92  ABX Distribution         NAP            6/27/2003          7/2/2003
    Building
-----------------------------------------------------------------------------
93  Palms at Green           NAP            5/15/2003          5/14/2003
    Valley
94  Los Olivos               NAP            6/23/2003          6/9/2003
    Apartments
95  Chaparral Court          NAP             5/8/2003          4/30/2003
96  West Pearland         6/18/2003         6/17/2003          5/8/2003
    Retail
97  Flotilla Street          NAP            10/31/2002        10/18/2002
-----------------------------------------------------------------------------
98  CVS-Milton           12/18/2002         1/31/2003         12/17/2002
99  Twin Creeks Flex      1/8/2002           1/8/2002          1/28/2002
    Building
100 REMAX Office             NAP             5/6/2003          6/6/2003
    Building




(1) PMCF - Prudential Mortgage Capital Funding, LLC, BSCMI - Bear Stearns Commercial Mortgage Inc., WFB- Wells Fargo Bank

(2) Annual Debt Service Payments, Monthly Debt Service Payments, and DSCR for loans with partial interest-only periods are shown before the expiration of the interest-only period.

(3) Balance/Unit, LTV CutOff Date Value, LTV Maturity Value and DSCR for 3 Times Square are based of the pooled and non-pooled pari passu trust assets with original balances totaling $170,000,000. Amortization is based off a predetermined schedule (see Times Square - Amortization Table).

(4) Balance/Unit, LTV CutOff Date Value, LTV Maturity Value and DSCR for Plaza America III & IV are based off the pooled and non-pooled pari passu trust assets with original balances totaling $85,000,000.

(5) Balance/Unit, LTV CutOff Date Value, LTV Maturity Value and DSCR for Carmel Mountain Shopping Center are based off the pooled and non-pooled pari passu trust assets with original balances totaling $71,000,000

(6) The borrower on the Miller/WRI Portfolio loan may obtain additional financing of up to $10,000,000 to be pari passu in priority of payments if certain conditions are met. This additional debt will not be included in the Trust.

(7) Appraised Value and LTV for Miller/WRI - Thorncreek Crossing is based on a pro-rata share of the "Stabilized" value as of December 1, 2003 of $34 million to reflect the overall LTV of the loan as if the entire future debt has been funded. The LTV based on the cut-off date balance and the "As Is" value as of June 20, 2003 of $ $27.8 million yields an LTV of 69.30%.

(8) Appraised Value and LTV for Miller/WRI - Lowry Towne Center is based on a pro-rata share of the "Stabilized" value of $16.6 million as of April 1, 2004 to reflect the overall LTV of the loan as if the entire future debt has been funded. The cut-off date balance and the "As Is" value as of June 20, 2003 of $ $16.1 million yields an LTV of 49.60%.

(9) Appraised Value and LTV for the Barrett Pavilion Loan is based on the "Stabilized" value as of August 1, 2003. The "Stabilized" value assumes leases for the space under construction are in place. The cut-off date balance and the "As Is" value as of April 8, 2003 is $77 million and yields a cut-off date LTV of 57.14%.

(10) Appraised Value and LTV for 411 West 13th Street is based on the "Stabilized" value of $19.2 million as of April 1, 2005. The "Stabilized" value assumes the free rent period for the Aramis lease has completely burned off. A letter of credit is in place for this tenant.

(11) Appraised Value and LTV for the Plaza America Office Towers III and IV Loan is based on the "Stabilized" value as of June 5, 2003. The "Stabilized" value assumes all contractual tenant improvement obligations of the borrower were fully funded. The "As Is" value as of June 5, 2003 is $104.1 million. An upfront TI/LC impound of $12,576,426 was collected at funding, representing unfunded TI/LC obligations of $10,621,059, rent abatement of $1,370,367 and an assumed NCI lease obligation of $585,000.

(12) Appraised Value and LTV for the Sandia Distribution Center Loan is based on the "Stabilized" value of $10.65 million as of May 22, 2003. The "Stabilized" value assumes Shaw Industries (16.5% NRA) has taken occupancy. The "As Is" value as of May 22, 2003 is $10.3 million. A $250,000 impound was collected at loan closing to be released to the borrower upon 1) Shaw Industries' acceptance of the lease space, 2) physical and economic occupancy by Shaw and 3) all documented by receipt of estoppel.